Exhibit 10.5

STANDARD OFFICE/LOFT LEASE FORM

Agreement of Lease, made as of this 14th day of April, in the year 2009, by and between 55 WASHINGTON STREET LLC, a limited liability company, having a mailing address c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, Brooklyn, New York 11201, as landlord, (“Landlord”), and ETSY, INC., a Delaware corporation qualified to do business in the State of New York, having an address of 325 Gold Street, 6th Floor, Brooklyn, New York 11201, as tenant (“Tenant”).

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby leases from Landlord certain premises known as Suite 512 on the fifth (5th) floor of that certain building (the “Building”) known as 55 Washington Street in the Borough of Brooklyn, County of Kings and City and State of New York (which premises are herein the “demised premises” and are located in the approximate location of said floor shown on the drawing designated Exhibit A attached hereto and hereby made a part hereof) at the rents provided herein for a term (the “Term”) of seven (7) years (unless such term shall sooner cease, terminate or expire as hereinafter provided). The Term shall commence on August 1, 2009 (the “Commencement Date”) and end on July 31, 2016 (the “Expiration Date”), both dates inclusive.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:

Use: 1. The demised premises shall be used by Tenant, subject to the terms of this Lease, solely as and for general and executive business offices for a company that provides online marketing services, video and crafting services and for no other purposes except the online sale of “Etsy” branded merchandise and shipment of such merchandise (provided that such shipping shall not make excessive demands on the Building’s services or facilities), the making of videos related to the Tenant’s online services and crafting services related to Tenant’s online business (collectively the “Permitted Use”) as provided herein. Notwithstanding anything to the contrary contained in this Lease, in no event shall the demised premises be used for the distribution of any goods, services or merchandise other than in connection with the Permitted Use (provided that such shipping shall not make excessive demands on the Building’s services or facilities), nor shall any video-making or crafting done by Tenant in the demised premises create commercially unreasonable noise, odors and/or vibrations that can be heard, smelled or felt outside of the demised premises which will unreasonably disturb or materially interfere with the use and enjoyment of other tenant’s in the Building. Tenant shall not suffer or permit the demised premises or the Building or any part of either to be used in any manner, nor suffer or permit anything to be done therein or anything to be brought into or kept therein, which, in the reasonable judgment of Landlord, shall in any way: impair the character, reputation or appearance of the Building as a high quality office building, materially impair or interfere with any of the Building’s services or the proper and economic heating, cleaning, air conditioning, ventilating or other servicing of the Building or the demised premises, materially impair or interfere with the use of any part of the Building, or cause commercially unreasonable discomfort, inconvenience or annoyance to any of the other tenants or occupants of the Building. Tenant shall not use nor permit the use of the demised premises or the Building or any part of either in violation of the certificate of occupancy for the demised premises or the Building, if any, or any ground or underlying lease for the Building and/or the land of which the demised premises form a part, if any.

Notwithstanding anything to the contrary contained herein, Tenant shall not use or permit all or any part of the demised premises to be used for any of the following: (1) overnight stays or residential use of any kind (and Tenant hereby agrees to provide Landlord following request made therefor with such documentation as Landlord requests which proves that Tenant is not residing at or living in the demised premises, including, without limitation, paperwork filed with the Internal Revenue Service, utility bills, and/or a copy of a residential lease); (2) retail use of any kind that involves the presence of the general public in the demised premises; (3) real estate brokerage or property management; (4) an employment, personnel or executive search agency; (5) any health care, rehabilitation, massage, clinic, counseling or exercise facility of any kind, including, but not limited to, a medical or dental office; (6) any foreign or domestic government or any subdivision, agency, department, or instrumentality thereof, including, without limitation, any foreign, federal, state or local governmental or quasi-governmental body, agency or department, or any other authority or entity that is affiliated therewith or controlled thereby, or any person, group or entity that enjoys diplomatic, sovereign or any other form of immunity from civil or criminal process; (7) any political, labor, not-for-profit, religious, charitable, eleemosynary, school or educational entity, or any other similar type of organization; (8) the sale or distribution of any goods, services or merchandise not expressly permitted by the terms of this Lease; (9) the live performance of any form of entertainment, including, but not limited to, singing and/or the playing of any musical instrument of any kind in any manner whatsoever at any time, without regard to whether or not admission is charged for any live vocal or musical performance; (10) cooking, other than the warming of prepared foods for employee’s lunches and snacks in a small microwave oven; (11) a messenger service; (12) banking, cash machine, check cashing and the like; (13) a recording studio; (14) sale, display or distribution of lewd or pornographic materials, alcohol, tobacco products or firearms of any kind; (15) the manufacture of any product; (16) any activity which involves the storage, use or generation of medical waste, corrosive or toxic solids, liquids or gasses and/or any hazardous materials; (17) any occupancy or use which makes excessive demands on the Building’s services or facilities and (18) any filming or a video production company other than as specifically permitted as part of the Permitted Use.

Base Rent: 2. Tenant shall pay Landlord during the Term hereof “annual base rent” (the minimum rent due and payable under this Lease) without prior demand, offset or deduction at the rates set forth below (dates inclusive):

Dates	annual base rent	monthly installment

8/1/09 to 7/31/10	$345,873.00	$28,822.75
8/1/10 to 7/31/11	$355,384.51	$29,615.38
8/1/11 to 7/31/12	$365,157.58	$30,429.80
8/1/12 to 7/31/13	$375,199.41	$31,266.62
8/1/13 to 7/31/14	$385,517.39	$32,126.45
8/1/14 to 7/31/15	$425,497.38	$35,458.12
8/1/15 to 7/31/16	$437,198.56	$36,433.21

Provided Tenant is not in default (beyond any applicable cure period) under its obligation under this Lease on August 1, 2009, September 1, 2009 and October 1, 2009, Tenant shall be entitled to a rent credit in the amount of $86,468.25 which shall be applied by Landlord in three (3) equal installments of $28,822.75 against the monthly installment of the annual base rent payable under this Lease for the months of August 2009, September 2009 and October 2009 (collectively the “free Rent and the “Free Rent Period”). Subject to Article 9 herein, in no event shall the rent credit payable under this paragraph exceed $86,468.25. Notwithstanding the foregoing, if prior to the Expiration Date (as the same may be amended from time to time), the demised premises are surrendered by Tenant or if Landlord obtains possession of the demised premises prior to the Expiration Date due to default(s) by Tenant under this Lease then in either case, Tenant shall immediately pay Landlord the unamortized portion of the Free Rent (which shall be amortized over the initial Term of the Lease using a straight line method) as additional rent hereunder and such payment obligation shall expressly survive the expiration or termination of this Lease. Annual base rent shall be paid in monthly installments in advance on the first day of each month during the Term hereof. Unless and until otherwise designated by Landlord in writing, all annual base rent and additional rent payable under this Lease shall be paid to “55 Washington Street LLC”, c/o Two Trees Management, 45 Main Street, Suite 601, Brooklyn, New York 11201. Monthly installments of annual base rent payable for a partial month shall be prorated on a per diem basis based upon the number of days in the relevant month. All taxes, charges, costs, expenses and sums other than annual base rent payable by Tenant hereunder are deemed additional rent. Tenant shall pay annual base rent and additional rent as provided in this Lease in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private at the time of payment, at the office of Landlord or such other place as Landlord may designate, without any set-off or deduction whatsoever. Any delay or failure of Landlord or its agent to prepare and deliver any bill, statement or invoice shall not constitute a waiver of the right to collect any payment that may have become due during the term of this Lease, including, without limitation, retroactive payments for any and all amounts unbilled. If no date shall be set forth herein for the payment of additional rent, then such sum shall be due and payable within ten (10) days after the date upon which Landlord demands such payment. If additional rent is not paid when due, Landlord shall have all the rights and remedies with respect to the collection of the same and the enforcement of the Tenant’s obligation to pay the same as in this Lease provided, and such rights and remedies as are available at law, equity or otherwise, in the case of non-payment of annual base rent. Although this Article is intended to facilitate the collection rights and remedies of Landlord under this Lease, it is not intended to alter the principle of reimbursable items by Tenant to Landlord, which reimbursable items shall in no event be deemed “income” to Landlord under any provisions of relevant tax law, or otherwise. If any out of state check of Tenant is dishonored, all subsequent checks shall be either certified checks or a check drawn upon a New York City Bank that is a member of the New York Clearing House Association (or its successor).

Security Deposit: 3. Tenant has deposited with Landlord the sum of $320,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any amount payable hereunder as to which Tenant is in default under this Lease, or for any sum which Landlord may expend, or may be required to expend, by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or re-entry by Landlord. If Landlord uses, applies or retains any part or all of said security, as permitted hereunder, Tenant shall within five (5) days following demand, deposit with Landlord such amount as is necessary to restore the security to the amount Tenant is required to deposit with Landlord under this Article. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security Landlord is then holding shall be returned promptly to Tenant after the date fixed as the end of the term hereof and after delivery of possession of the demised premises to Landlord. If the Building is sold or leased, Landlord shall have the right to transfer the security to the purchaser or lessee for the benefit of Tenant and Landlord, after giving notice to Tenant and the purchaser’s assumption of this Lease, shall be deemed released by Tenant from all liability for the return of such security and Tenant shall look solely to the new owner or lessee for the return thereof. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Notwithstanding the foregoing, Tenant may deliver to Landlord an unconditional letter of credit which complies with all of the provisions and conditions of this paragraph. The letter of credit must be in the sum of THREE HUNDRED TWENTY THOUSAND AND 00/100 ($320,000.00) DOLLARS and shall serve as security for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease, as amended to date and from time to time by the parties hereto. Said letter of credit shall name Two Trees Management Co. LLC, or an entity designated by Landlord, as sole beneficiary and it shall expire on the Expiration Date; provided, however, said letter of credit may provide that it will expire prior to the Expiration Date (but in no event prior to the one (1) year anniversary of the Commencement Date) if said letter of credit is renewed by Tenant, without amendment, and evidence of such renewal is delivered to Landlord prior to that date which is thirty (30) days prior to the Expiration Date hereof. The form of such letter of credit and the issuing bank shall be subject to the reasonable approval of Landlord and its counsel. The letter of credit shall provide that it may be presented for payment either at the counters of a branch of the issuing bank located in New York City or by mail at a specified branch located in New York City of the issuing bank. Upon any default by Tenant beyond the applicable notice and cure periods provided for herein, Two Trees Management Co. LLC shall be entitled to draw upon the letter of credit to the extent of the full amount thereof immediately upon delivery to the issuing bank of a sight draft. The letter of credit shall provide that partial drawings shall be permitted. If, for any reason, such letter of credit shall expire without Two Trees Management Co. LLC (as agent of Landlord) having drawn thereon for any reason, including, without limitation, the inadvertent failure to do so by Two Trees Management Co. LLC, then Tenant shall deliver to Two Trees Management Co. LLC within ten (10) days following demand made for it a replacement of such letter of credit or a cash deposit to bring the security deposit required hereunder to the appropriate balance. Said letter of credit shall specifically provide that Landlord and Two Trees Management Co. LLC will receive not less than forty-five (45) days written notice of the election of the issuing bank to not renew the same. Whether or not Landlord or Two Trees Management Co. LLC shall receive notice of cancellation or non-renewal of the letter of credit, Tenant shall deliver to Two Trees Management Co. LLC a replacement of such letter of credit prior to that date which is thirty (30) days prior to the cancellation date, expiration date or non-renewal date of the letter of credit. Tenant’s failure to deliver evidence of the renewal of the letter of credit or a replacement letter of credit as aforesaid shall, in either case, be deemed a material default under this Lease, and on five (5) days written notice to Tenant, Two Trees Management Co. LLC shall be entitled to immediately draw upon the expiring letter of credit in the entire amount thereof. In the event Tenant defaults in respect of any of the provisions, covenants or conditions of this Lease, including, but not limited to, defaults in the payment of annual base rent or additional rent, beyond the applicable notice and cure periods provided for in this Lease, Two Trees Management Co. LLC may, on Landlord’s behalf, from time to time draw upon the security deposit and use, apply, or retain the whole or any part thereof to the extent required for the payment of any annual base rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default, beyond the applicable notice and cure periods provided in this Lease, in respect of any of the provisions, covenants and conditions of this Lease, including, but not limited to, reasonable counsel fees and other collection charges, or with respect to any damages or deficiency in the re-letting, repairing or altering of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or re-entry by Landlord (the amount which Two Trees Management Co. LLC may draw determined as set forth in this sentence is hereinafter referred to as the “default amount”).

In the event Two Trees Management Co. LLC (as agent of Landlord) shall draw upon a letter of credit deposited as a security deposit hereunder and the amount drawn by Two Trees Management Co. LLC shall be in excess of the default amount, the excess shall be held by as cash security pursuant to the terms of this Lease. After the expiration of this Lease, and after delivery of possession of the entire demised premises to Landlord, and after applying or retaining any portion of the security required to cure any and all defaults by Tenant under this Lease, the letter of credit and the cash security deposit, if any, then held by Landlord shall be promptly returned to Tenant. If, due to Tenant’s default hereunder, Landlord shall be entitled to apply or retain any portion of said security, Tenant shall, within five (5) days following demand, secure for the sole benefit of Landlord, a new or additional letter of credit naming Tenant as beneficiary and complying with the requirements set forth herein or deliver to Landlord a cash security deposit sufficient to comply with this paragraph, including the required amount. Tenant shall not assign or encumber the security deposited hereunder and neither Landlord or its successors or assigns shall be bound by any such assignment or encumbrance.

In the absence of evidence satisfactory to Landlord of any assignment of the right to receive the security, or the remaining portion thereof, Landlord may return the security to the original tenant regardless of any number of assignments of this Lease itself. In the event of a sale of the demised premises or larger premises of which the demised premises form a part, Landlord shall have the right, at Tenant’s cost and expense, to transfer the cash security and the beneficiary rights under any letter of credit to the purchaser who shall assume Landlord’s obligations hereunder and hold the same for the benefit of Tenant in accordance with the terms of this Lease, and Landlord and Two Trees Management Co. LLC (after giving to Tenant notice and reasonable evidence that such transfer has occurred and that the purchaser is bound by the provisions of this Article), shall each be deemed released by Tenant from all liability for the return of such security and Tenant shall look solely to the new owner for the release or the return thereof. Tenant shall, upon request and at Tenant’s cost and expense, deliver confirmation of said transfer of beneficiary rights and a replacement letter of credit naming the transferee as beneficiary if necessary or if requested, provided, however that the amount actually charged Tenant by the issuing bank to issue such a replacement letter of credit shall be reimbursed to Tenant by Landlord or the purchaser. Landlord agrees to return any letter of credit it is then holding with respect to this Lease to the issuing bank if required by the issuing bank to receive a replacement letter of credit. No holder of any mortgage upon the demised premises or the Building shall be responsible in connection with the security deposited hereunder unless such mortgagee shall have in fact received such security or be named beneficiary thereof and acknowledged such receipt or beneficiary status in writing to Tenant. In the event of a foreclosure of the demised premises, or the Building and the return of the letter of credit to the Tenant, then, Tenant shall at Tenant’s cost and expense, on demand of mortgagee, reissue the letter of credit in compliance with this paragraph, naming the mortgagee, or such other party as may be designated by mortgagee, as the sole beneficiary.

Landlord agrees that if (i) Tenant is not then in default hereunder and has not been in default beyond applicable notice and cure periods from the Commencement Date and their shall not have occurred an event which, with the giving of notice or passage of time, shall constitute a default by Tenant under this Lease, Tenant shall be permitted to reduce the face amount of the letter of credit or the security deposit, as the case may be, to $290,384.62 as of December 1, 2010, (ii) Tenant is not then in default hereunder and has not been in default beyond applicable notice and cure periods and their shall not have occurred an event which, with the giving of notice or passage of time, shall constitute a default by Tenant under this Lease, Tenant shall be permitted to further reduce the face amount of the letter of credit to $259,954.82 as of December 1, 2011 and (iii) Tenant is not then in default hereunder and has not been in default beyond any applicable notice and cure periods and their shall not have occurred an event which, with the giving of notice or passage of time, shall constitute a default by Tenant under this Lease, Tenant shall be permitted to reduce the face amount of the letter of credit or the security deposit, as the case may be to $228,688.20 as of December 1, 2012.

Real Estate Taxes: 4. If the “Real Estate Taxes” (hereinafter defined) in any twelve (12) month period commencing July 1st and ending the following June 30th (dates inclusive) occurring, in whole or in part, during the term hereof (any such July to June twelve month period being herein a “Tax Year”) exceed the amount of the Real Estate Taxes, as finally determined, for the Tax Year commencing July 1, 2009 and ending on June 30, 2010 (the “Base Tax Year”), then Tenant agrees to pay Landlord 4.367% (“Tenant’s Percentage”) of the difference between such amounts (the “Tax Escalation Payment”) within ten (10) days after demand made therefor as additional rent. Tenant’s Tax Escalation Payment shall be prorated for any Tax Year during the Term which does not consist of twelve (12) full calendar months. Landlord shall have the right, but not the obligation, to bill Tenant in one or more installments for the amounts payable under this Article. Tenant’s obligation to pay additional rent under this Article shall survive the termination of this Lease and Tenant shall pay all amounts payable under this Article notwithstanding the fact that an invoice is sent after the Expiration Date or sooner termination of the Term hereof.

“Real Estate Taxes” shall mean, for the purposes of this Lease, all taxes, assessments and impositions (general or special, foreseen or unforeseen, ordinary or extraordinary) levied, assessed or imposed (including, but not limited to, real property taxes and any building improvement district charges and assessments) by federal, state or local governments and their political subdivisions upon all or part of the improvements and land of which the demised premises forms a part, including the Building, and any sidewalks, curbs, plazas, air rights and the like appurtenant to them (the land, improvements and appurtenances collectively being the “Real Property”), but shall exclude any transfer, income, inheritance or gift taxes and any tax that does not relate to the Real Property. If, for any reason whatsoever, a new tax, charge or assessment of any type, including, without limitation, a real estate tax, franchise, income, school, capital, or use and occupancy tax, shall be assessed, confirmed, imposed or levied against Landlord and/or all or any part of the Real Property in addition to, or in substitution in whole or in part for, any tax which would constitute “Real Estate Taxes”, then such tax or imposition shall be deemed to be included within the term “Real Estate Taxes”. If the Real Estate Taxes for any Tax Year during the term hereof, including the Base Tax Year, shall be adjusted, corrected or reduced, then all of the Tax Escalation Payments payable hereunder shall be recalculated using the revised Real Estate Taxes and Landlord shall credit or refund to Tenant any excess amount paid by Tenant less Tenant’s percentage of expenses incurred in obtaining such refund or credit including attorney’s fees and Tenant shall pay Landlord any amounts due hereunder within ten (10) days following demand. Tenant shall have no right to institute or participate in any real estate tax proceedings relating in whole or in part to the Real Property, it being understood that the commencement, maintenance, settlement or conduct thereof shall be in the sole discretion of Landlord. Tenant shall be liable for all taxes on or against property and trade fixtures and equipment placed by Tenant in or about the demised premises, and all taxes on Tenant’s right to occupy the demised premises. If any such taxes are levied against Landlord or Landlord’s property, and if

Landlord pays same, or if the assessed valuation of Landlord’s property is increased by the inclusion therein of a value placed upon such property, and if the Landlord pays the taxes based on such increased assessment, Tenant, upon demand, shall repay to Landlord the taxes so paid by Landlord or the portion of such taxes resulting from such increase in assessment.

Electricity: 5. Tenant shall pay for all electric current furnished to and/or consumed in the demised premises. Electric current is provided to the demised premises as specified in the rider attached to this Lease. Tenant agrees that at all times its use of electric current shall not exceed the capacity of the Building’s existing feeders, risers or wiring installation, and Tenant may not use any equipment which, in Landlord’s reasonable opinion, will overload such feeders, risers or installations or interfere with the businesses of other tenants or occupants of the Building. Landlord shall not be liable or responsible to Tenant for any loss, damages or expenses which Tenant may sustain as a result of any change in the character of electric service provided to the demised premises. Subject to Article 44 herein, Landlord represents that throughout the term of the Lease, Landlord shall supply electricity of 400 amps, 3 phase 220 to Suite 512.

Utilities & Other Services: 6. Unless expressly provided elsewhere in this Lease to the contrary, Tenant shall pay for any and all utility services furnished to and/or consumed in the demised premises at any time during the Term. As used herein, “utility services” shall include, but not be limited to, energy charges, any internet access fees, cable company services, and local and long distance wired and wireless telephone charges for voice and/or data. Such obligation shall expressly survive the expiration or termination of this Lease. Tenant shall indemnify, defend and hold Landlord harmless from and against any liability of Landlord for Tenant’s failure to timely pay for utility services furnished to and/or consumed in the demised premises during the Term. Tenant shall pay for cleaning services, trash collection and air-conditioning as provided in the rider attached hereto.

Building Services: 7. Landlord shall: (a) provide passenger elevator service twenty-four hours a day, seven days a week; (b) provide freight elevator service only on regular business days between the hours of 8 a.m. and 4 p.m.; (c) furnish heat, between the calendar months of November 1st and April 15th on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and other services which Landlord has expressly agreed to supply, if any, to the demised premises, when and as required by law; and (d) clean the public halls and public portions of the Building which are used in common by the Building’s tenants. Landlord reserves the right to stop the aforesaid services when necessary, by reason of accident or emergency or for repairs, alterations, replacements or improvements, however, Landlord shall use commercially reasonable efforts to restore such services so as not to materially interfere with Tenant’s business operations from the demised premises.

As Is: 8. Tenant acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the demised premises and the Building and Tenant has examined and has made a complete inspection of the same and is familiar with the physical condition thereof and agrees to accept the demised premises and the Building in “as is” condition except as may be expressly set forth herein to the contrary. Notwithstanding anything to the contrary herein, Landlord represents that as of the

Commencement Date (or such later date as Landlord substantially completes Landlord’s Work), the demised premises will be free and clear of all occupants; all systems servicing the demised premises including, but not limited to plumbing, electrical, and HVAC will be in working order. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the demised premises and the Building, except as specifically set forth in this Lease and Tenant specifically acknowledges that no such representation has been made. No rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. If one or more governmental licenses or permits shall be required for the proper and lawful conduct of Tenant’s business in the demised premises, Tenant shall be responsible for, and shall procure and maintain, such license or permit.

Failure to Give Possession: 9. Landlord represents that as of the date hereof the demised premises are vacant and not subject to any leases. If Landlord is unable to deliver possession of all or part of the demised premises to Tenant on the Commencement Date hereof because of construction or work in the Building or in all or part of the demised premises, or the failure to obtain a certificate of occupancy, then Landlord shall not, in any such event, be subject to any liability for failure to give possession on said date and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed to extend the term of this Lease, but provided that Tenant has satisfied the Documentary Requirements set forth below on or before April 15, 2009, the Free Rent Period shall extend by one day for each day after the Commencement Date that the demised premises have not been delivered in the condition required herein (provided Tenant is not responsible for Landlord’s inability to deliver possession of the demised premises to Tenant or complete any work) until Landlord substantially completes Landlord’s Work and delivers to Tenant possession of all of the demised premises. However, in the event Landlord is unable to deliver possession of the demised premises in the condition required hereon on or before December 31, 2009; provided that on or before April 15, 2009 Landlord has received from Tenant (a) three (3) originals of this Lease duly notarized and fully executed by Tenant, (b) a valid and in effect insurance certificate satisfying all of the conditions of this Lease covering all of the demised premises, (c) a certified check made payable to Landlord in the amount of the first month’s rent; (d) either a certified check made payable to Landlord in the amount of the security deposit or a letter of credit in the amount of the security deposit satisfying all of the conditions of this Lease; and (e) a W-9 with Tenant’s name, address and EIN signed by Tenant ((a) – (e) being collectively referred to as the “Documentary Requirements”) , then Tenant shall have the right to terminate this Lease by giving Landlord written notice (the “termination notice”) thereof on or before January 10, 2010 (time of the essence); provided that the demised premises are not available for Tenant to take possession in the condition required hereunder by the date Tenant gives the termination notice. If Tenant shall timely give Landlord a termination notice, then this Lease shall be deemed terminated and be null and void and of no further force and effect, and the parties shall be mutually released of and from all rights and obligations hereunder, and the security deposit or Letter of Credit shall be promptly returned to Tenant. If, however, a termination notice shall not be given by Tenant on or before the Termination Date or if the demised premises are available for Tenant to take possession on or before the date the termination notice is given, then Tenant’s right to terminate this Lease under this Article shall be deemed waived and of no further force and effect. If Tenant is given possession of all or part of the demised premises in the condition required hereunder or any other premises prior to the Commencement Date hereof, Tenant covenants and agrees that such possession and occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except the obligation to pay annual base rent. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of §223-a of the New York Real Property Law.

Alterations: 10. Tenant shall make no structural changes in or to the demised premises of any nature without Landlord’s prior written consent (it being understood that Landlord’s Work has been approved by Landlord as of the date hereof). Landlord’s prior written consent shall not be unreasonably withheld, conditioned or delayed with respect to Tenant’s request to perform nonstructural alterations (a “Minor Alteration”), provided Tenant complies with all of the conditions, provisions and covenants of this Lease. If Landlord obtains possession of the demised premises prior to July 31, 2016, then, upon Landlord’s request, Tenant shall either (a) restore the demised premises to the condition the demised premises were in as of the Commencement Date (or such other date as Landlord completes Landlord’s Work) or (b) pay Landlord at the end of the term of this Lease upon demand, the amount it will cost Landlord to restore the demised premises to the condition the demised premises were in as of the Commencement Date. Tenant’s obligation to either pay Landlord to restore the demised premises or restore the demised premises as set for this in this article shall expressly survive the expiration and/or termination of this Lease. In the event Tenant timely exercises Tenant’s option to add the Adjacent Unit (as hereinafter defined) to the demised premises, Landlord’s prior written consent to any nonstructural changes in connection with Tenant’s initial work on the Adjacent Unit pursuant to plans reviewed by Landlord with respect to the Adjacent Unit (the “Adjacent Unit Plans”) shall not be unreasonably withheld, conditioned or delayed. In no event, however, shall Tenant install or permit the installation of any art in the demised premises that an artist could prevent the removal of pursuant to a governmental or court law, code, rule, regulation or order. In no event shall Landlord be required to consent to any Tenant Changes that would adversely affect the structure of the Building, the exterior thereof, any part of the Building outside of the demised premises or the mechanical, electrical, heating, ventilation, air-conditioning, sanitary, plumbing or other service systems and facilities of the Building. Tenant shall, at its expense, before making any alterations, additions, installations or improvements: (a) obtain and promptly deliver to Landlord a copy of all permits, approvals and certificates required by any governmental or quasi-governmental bodies (and upon completion, certificates of final approval thereof) and (b) submit to Landlord, for Landlord’s prior written approval, plans, drawings and specifications of all changes, alterations, additions, improvements and work (herein “Tenant Changes”) Tenant wants to perform in the demised premises or the Building. Tenant shall make all revisions to its plans, drawings and specifications reasonably requested by Landlord and shall provide Landlord with all Landlord requested details. Except with respect to the Landlord’s Work, Tenant shall, promptly upon demand, reimburse Landlord for all reasonable out-of-pocket fees, expenses and other charges incurred by Landlord and/or its agent in connection with the approval of the plans, drawings and specifications (including fees paid to other parties for their opinion and comments)

Notwithstanding anything contained in this Lease to the contrary, in the event that Tenant alleges that Landlord was unreasonable in withholding its consent to a Minor Alteration or the Adjacent Unit Plans, Tenant shall not be entitled to damages or any other affirmative relief or remedy as a result thereof and Tenant’s sole remedy shall be to commence an expedited arbitration proceeding before the American Arbitration Association to be determined by a single arbitrator with at least ten (10) years experience in the subject matter of the dispute and the parties will have no right to object if the arbitrator renders a decision within fifteen (15) business days from the selection of the arbitrator; provided however, that prior to Tenant resorting to expedited arbitration, Tenant shall notify Landlord by written notice (“Arbitration Notice”) of Tenant’s intent to pursue such arbitration and Landlord and Tenant shall use reasonable efforts to resolve the matter without an arbitrator within thirty (30) days of the date Landlord receives Tenant’s Arbitration Notice. In the event an arbitration is commenced, the sole issue to be determined by the arbitrator shall be whether Landlord unreasonably withheld its consent to the Minor Alteration requested by Tenant and if the arbitrator determines that Landlord was unreasonable, Tenant’s sole remedy shall be that Landlord’s consent shall be deemed granted in the case of that particular Minor Alteration request.

Immediately following approval by Landlord, Tenant (or, at Landlord’s option, Landlord at Tenant’s expense) shall file the approved plans and drawings with the appropriate governmental and quasi-governmental authorities having jurisdiction. If requested by Landlord, Tenant shall use an expeditor designated or approved in advance by Landlord to assist with the filings. Notwithstanding the foregoing or anything to the contrary contained herein, no consent or approval issued by Landlord shall constitute an express or implied representation by Landlord that the Building or the demised premises (with or without any Tenant Change) will be suitable, feasible or lawful for any general or specific use, purpose or requirement of Tenant. Tenant shall, at its sole cost and expense, in making any Tenant Change, comply with all Legal Requirements (hereinafter defined), including, without limitation, all requirements of Local Law No. 5 of 1973 of the City of New York and The Americans With Disabilities Act of 1990, as amended to date. All materials and equipment used in connection with Tenant Changes shall be new and first quality and no materials or equipment shall be subject to any lien, encumbrance, chattel mortgage, title retention or security agreement. If any Tenant Change is to be made to the fire safety system, Tenant shall use only a contractor (or, if necessary, contractors) reasonably approved by Landlord and upon the completion of such work, Tenant shall deliver to Landlord a letter issued by the Building’s fire safety system vendor/service provider indicating that all fire safety system devices located on the demised premises’ floor are functioning properly and a schedule indicating the dates for the pre-testing and final testing of the fire safety system (and which final testing must be within six (6) months of the date the plans for the Tenant Change were filed with the New York City Department of Buildings). Tenant agrees to carry, and will cause its contractors and sub-contractors to carry, such worker compensation, general liability, personal and property damage insurance as Landlord may require in form, amount, carriers and coverages satisfactory to Landlord (including, but not limited to, adequate Builder’s Risk coverage). Such insurance shall be in addition to and not in lieu of any other insurance required under this Lease. Tenant shall not, at any time prior to or during the term of this Lease, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the demised premises, whether in connection with any Tenant Changes or otherwise, if, in Landlord’s sole reasonable discretion, such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of all or part of the Building. In the event of any interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately and shall replace such contractors, mechanics and laborers with contractors, mechanics and laborers who, in Landlord’s reasonable judgment, will not interfere or conflict with the construction, maintenance or operation of all or part of the Building and, in such event, Landlord may require that Tenant use union labor.

Nothing in this Lease is intended to constitute a consent by Landlord to the subjection of Landlord’s or Tenant’s interest in the Building, the demised premises and/or the Real Property to any lien or claim by any person that performs and/or supplies any work, labor, material, service or equipment to Tenant and/or the demised premises. Landlord hereby notifies all such persons of such intent and each such person agrees, to the extent permitted by law, that by performing any work for or supplying any materials to Tenant it accepts that Landlord has not granted such consent and that such person shall not have a right to file any lien or claim against any interest of Landlord in the demised premises, the Building and/or the Real Property. If any mechanic’s lien is filed against the demised premises, the Building and/or the Real Property for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days thereafter, at Tenant’s expense, by payment or filing a bond as permitted by law.

All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Landlord on Tenant’s behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord obtains possession of the demised premises prior to July 31, 2016, then Landlord, by notice to Tenant shall have the right to elect to relinquish Landlord’s right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the end of the term of this Lease, at Tenant’s expense. Nothing in this article shall be construed to give Landlord title to, or to prevent Tenant’s removal of, trade fixtures, moveable office furniture and equipment, but in no event shall Tenant remove any fixtures and equipment which are part of the operation of the demised premises and/or the Building. Upon removal of Tenant’s trade fixtures, moveable office furniture and equipment from the demised premises as permitted herein, or upon removal or other installations as may be required by Landlord, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations upon removal of same from the demised premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately, at its expense, repair and restore the demised premises to the condition existing prior to any such installations, reasonable wear and tear excepted, and repair any damage to the demised premises or the Building due to such removal. All property permitted or required to be removed by Tenant at the end of the term which remains in the demised premises after Tenant surrenders possession of the demised premises to Landlord shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord’s property or removed from the demised premises by Landlord, at Tenant’s expense. Tenant’s obligations under this Article shall expressly survive the expiration or sooner termination of this Lease.

Repairs: 11. Subject to Landlord’s rights in Article 18 of this Lease, Landlord shall maintain and repair the exterior of and the lobby, elevators and other public portions of the Building relating to the demised premises and those portions of the electrical system, fire safety system, sprinkler system and heating system which serve the demised premises but are in the common areas of the Building outside of the demised premises and the plumbing starting from the point where the waste line meets any other tenants line or a main line (it being understood that Tenant shall be responsible for the repair and maintenance of the waste line running from the demised premises to the point where the waste line meets any other tenants line or a main line) to the extent necessary so that said systems are in good working order at the point where they enter the demised premises; except if such repairs are necessitated by Tenant’s negligence, omission or improper conduct, in which case, such maintenance shall be performed at Tenant’s cost and expense and Tenant shall reimburse Landlord for the cost thereof within ten (10) days following demand made therefor as additional rent hereunder. Tenant shall, during the term hereof, at its expense, take good care of, maintain, clean, replace and repair the demised premises (including all bathrooms and lavatory facilities located within the demised premises), the windows and window frames, entrance door and the fixtures and appurtenances therein, and promptly make all non-structural repairs thereto except if caused by Landlord’s negligence, omission or improper conduct. Tenant shall make, at its expense, all non-structural repairs to the Building caused by, or resulting from, moving any of its property and/or caused by the carelessness, omission, neglect or improper conduct of Tenant, Tenant’s servants, employees, invitees, or licensees, and whether or not arising from Tenant’s conduct or omission, when required by other provisions of this Lease. If any structural repairs are necessary to the Building as a result of Tenant’s use or manner of use of the demised premises or as a result of moving its property or as a result of the acts, omissions, negligence or willful misconduct of Tenant, Tenant’s servants, employees, invitees, or licensees or if any structural repairs are necessary for any reason in the demised premises, Tenant shall immediately notify Landlord of the need for such repairs and Landlord shall make such structural repairs at Tenant’s cost and expense. In no event shall Landlord have any obligation to perform any work hereunder at overtime or premium rates. Tenant shall pay Landlord for the cost and expense of such structural repairs within ten (10) days following demand therefor as additional rent hereunder. All maintenance, repairs and replacements to be made to the fire safety system serving the demised premises by Tenant shall be made only by contractors reasonably approved in advance by Landlord. All parties employed by Tenant to clean, maintain and/or repair the demised premises shall be approved in advance by Landlord which approval shall not be unreasonably withheld. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction. Landlord shall replace, at Tenant’s expense, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. If Tenant does not maintain insurance on all plate and other glass in the demised premises, Landlord may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Landlord and, in such event, Tenant shall pay landlord, as additional rent for the costs of the premium for said insurance within ten (10) days following demand made therefor. All repairs made by Tenant or on behalf of Tenant shall be of quality or class equal to the original work or construction. If Tenant fails, after ten (10) days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible, as additional rent, after rendition of a bill or statement therefor.

Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Landlord shall remedy the condition with due diligence at the expense of Tenant; provided, however, that if the defective condition was solely and directly caused by Landlord or Landlord’s agent, employee, contractor or subcontractor, then Landlord shall remedy the condition at the expense of Landlord. Except as specifically provided elsewhere in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. Except as may be expressly set forth herein to the contrary, it is specifically agreed that Tenant shall not be entitled to any set-off or reduction of rent by reason of any failure of Landlord to comply with the covenants of this or any other article of this Lease. However, notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to perform its repair obligations hereunder so as not to materially interfere with Tenant’s business operations from the demised premises; provided, however, that Landlord shall not be obligated to pay overtime or premium rates. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of an action for damages for breach of contract.

Landlord’s Access to Demised Premises: 12. Landlord and its agents and designees shall each have the right to enter the demised premises, at all times in the event of an emergency and otherwise at reasonable times, to examine the same, to enter, use, exit and/or perform work in the closet outside of the demised premises accessible from the demised premises and/or to make such repairs or alterations as Landlord may deem necessary or reasonably desirable for the Building or which Landlord shall be required to or shall have the right to make by the provisions of this Lease or any other lease in the Building (and Landlord may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed). Landlord and its agents and designees shall be allowed to take all material into and upon the demised premises that may be required for the repairs or alterations above mentioned as the same is required for such purpose, without the same constituting an eviction of Tenant in whole or in part, actual or constructive, and the rent payable hereunder shall in no wise abate while said repairs or alterations are being made by reason of loss or interruption of the business of Tenant because of the prosecution of any such work. In connection with the repairs and alterations to be performed by Landlord pursuant to this Article 12, Landlord shall use commercially reasonable efforts to minimize the disturbance and not to materially interfere with Tenant’s business operations from the demised premises but nothing contained herein shall be deemed to require Landlord to perform the same on an overtime or premium pay basis, unless Tenant agrees to pay the cost thereof. Tenant shall permit Landlord and Landlord’s agents and designees to use, maintain and replace pipes and conduits in and through the demised premises, and to erect new pipes and conduits therein provided the same does not materially interfere with Tenant’s business operations from the demised premises.

If Tenant is not present to open and permit an entry into the demised premises, Landlord or Landlord’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant’s property; although such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this Lease or Tenant’s obligation hereunder. Tenant acknowledges and agrees that it and its employees, guests, invitees, and agents shall not, at any time, for any reason whatsoever, use, access, enter or have any rights in or to the roof or roof top area of the Building. Tenant’s failure to abide by the terms of the foregoing sentence shall be deemed a material default of the Lease. Landlord shall also have the right to enter the demised premises upon reasonable advance telephone notice of at least one (1) day for the purpose of exhibiting them to prospective purchasers or lessees of the Building or to prospective mortgagees or to prospective assignees of any such mortgages or to the holder of any mortgage on the Landlord’s or ground lessors, if any, interest in the Real Property, its agents or designees. During the last six (6) months of the term, Landlord may enter the demised premises at reasonable times for the purpose of showing the same to prospective tenants and place upon the demised premises the usual notices “To Let” and “For Sale” which Tenant shall permit to remain without molestation.

Compliance with Laws, Building Insurance, Floor Loads: 13. The term “Legal Requirements” means all laws, statutes, ordinances, codes, orders, rules, regulations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or any official thereof, or of any other governmental public or quasi-public authority, or of any insurance companies providing coverage for all or part of the Building, or of any utility company providing service to all or part of the Building, in any case, whether now or hereafter in force, which are applicable to all or part of the Real Property and all requirements, obligations and conditions of all instruments of record as of the date hereof. Tenant shall, immediately following receipt of the same, deliver to Landlord a copy of any and all notices Tenant receives of any Legal Requirement violation pertaining to Tenant, the demised premises, the Building and/or the Real Property.

During the term hereof and at all times prior that Tenant is in possession of the demised premises, Tenant shall, at Tenant’s sole cost and expense, promptly comply with all present and future Legal Requirements pertaining to the use or manner of use of the demised premises and/or the Building by Tenant and by its officers, employees, invitees, agents, designees, contractors and subcontractors and/or to the business of Tenant or Tenant’s method of operation in the demised premises, including, without limitation, the rules and regulations of the Landmarks Preservation Commission or a historic preservation district, if applicable, except that Tenant shall not be liable for the violation of any Legal Requirement by Landlord or other tenants of the Building. If Tenant has, by its manner of use of the demised premises or method of operation therein, violated any Legal Requirements and structural repairs and/or alterations are necessary to cure such violations, then, and, in such event, Landlord may make such structural repairs and alterations and Tenant shall reimburse Landlord for the cost of such work within ten days following demand therefor as additional rent. For the purposes hereof the cost of any alteration or improvement shall be deemed to include the cost of labor and materials and the cost to prepare and file plans for such alteration and improvements. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Landlord’s judgment, to absorb and prevent vibration, noise and annoyance.

For purposes of this Lease, “hazardous materials” means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including, without limitation, substances defined as “hazardous substances” in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. §§ 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§ 6901-6987; or any other similar laws (collectively, “hazardous materials laws”). Supplementing the foregoing parts of this Article, Tenant will not cause or permit the storage, use, generation, or disposition of any “hazardous materials” in, on, or about the demised premises or the Building. Further Tenant will not permit the demised premises to be used or operated in a manner that may cause all or part of the Real Property to be contaminated by any hazardous materials. Tenant shall be solely responsible for and will defend, indemnify and hold Landlord, its agents and employees harmless from and against all claims, costs and liabilities, including, but not limited to, attorneys’ fees and costs, arising out of or in connection with Tenant’s breach of its obligations in this Article, including, but not limited to, the removal, cleanup, and restoration work and materials necessary to return the demised premises and any other property of whatever nature located within the Real Property to their condition existing prior to the appearance of Tenant’s hazardous materials. Such indemnity and all obligations under this Article shall expressly survive the expiration, cancellation or termination of this Lease. Tenant will immediately advise Landlord in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened with respect to any hazardous materials affecting the demised premises or Real Property; and (2) all claims made or threatened by any third party against Tenant, Landlord, or the demised premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any hazardous materials in or about the demised premises. Without Landlord’s prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on, or about the demised premises or Real Property. Tenant’s obligations under this Article shall expressly survive the expiration or other termination of this Lease. Tenant acknowledges and agrees that Landlord shall have no liability to Tenant for bad air, mold, or “sick building syndrome”.

Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and in such quantity so as not to increase the rate for fire insurance applicable to the Building, nor use the demised premises in a manner which will increase the insurance rate for the Building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or “makeup” or rate for the Building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises.

Anything in this Lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system, or require any changes, modifications or alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s specific business use in the demised premises, the location of partitions, trade fixtures, or other contents of the demised premises, or if, as a result of Tenant’s particular business or particular use or manner of use of the demised premises or the location of partitions, trade fixtures or other contents of the demised premises, any such sprinkler system installations, modifications, alterations, additional sprinkler heads or such other equipment becomes necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any of the aforesaid entities, or by any fire insurance company, then Landlord or Landlord’s agent shall, at Tenant’s expense, promptly make such sprinkler system installations, changes, modifications and alterations and supply additional sprinkler heads or other equipment as required, whether the work involved shall be structural or non-structural in nature. In such event, Tenant shall pay to Landlord, as additional rent hereunder, for Landlord’s expenses within ten (10) days following demand made therefor and Tenant shall pay Landlord Tenant’s proportionate share of the contract price for any sprinkler supervisory service provided to the demised premises.

Irrespective of the place of execution or performance, this Lease shall be governed and construed in accordance with the laws of the State of New York. Tenant hereby agrees to be subject to in personam jurisdiction in any court of appropriate subject matter jurisdiction located in the City, County and State of New York or located in Brooklyn, Kings County, New York for any action brought by Landlord against the Tenant arising out of, or relating to this Lease.

Signs: 14. Tenant shall obtain Landlord’s prior consent for all signs, advertisements, notices or other lettering that Tenant wants to exhibit, inscribe, paint or affix on any part of the outside of the demised premises, or in the common areas or the outside of the Building, including, without limitation, on the entrance door to the demised premises and/or in the common hallway adjacent to the demised premises, or on the inside of the demised premises if the same is visible from the outside of the demised premises. No awnings or other projections shall be attached to the Building’s outside walls. Landlord may remove any such signs, advertisements, notices, lettering, awning and projections which it did not consent to in advance and Tenant shall pay Landlord upon demand for the expense incurred by such removal as additional rent hereunder. Landlord and Tenant hereby acknowledge and agree that Tenant plans to affix a sign to the entrance door to the demised premises or in the common hallway adjacent to the demised premises. Landlord’s consent to such sign shall not be unreasonably withheld or delayed provided that the sign is (i) three (3) square feet or less, (ii) either affixed to the door or on the wall adjacent to the demised premises (as the case may be) and (iii) affixed to the door or wall with an adhesive.

Garbage: 15. Tenant shall remove all refuse and rubbish from the demised premises and shall deposit the same in the receptacles and in the locations designated and in the manner described by Landlord. Tenant shall, at its sole cost and expense, comply with all Legal Requirements regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law and as requested by Landlord. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Landlord. Tenant shall also comply with all Legal Requirements regarding the collection and recycling of industrial/office equipment, including without limitation, computers, printers and monitors and Tenant shall cause any such industrial/office equipment to be removed, at Tenant’s sole cost and expense, by a contractor reasonably acceptable to Landlord. Tenant shall remove, or cause to be removed, at its expense, by a contractor reasonably acceptable to Landlord, at Landlord’s sole discretion, such items other than daily refuse generated in the ordinary course of Tenant’s business as landlord may expressly designate. Landlord may, at its option, refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by Legal Requirements or (b) which consists of items which are not ordinary, typical and usual for typical office tenants in the Building or if ordinary, typical and usual, if such items are in such quantities and amounts as are not ordinary, typical and usual for typical office tenants in the Building who occupy the same rentable square footage as Tenant, and to require Tenant to arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Landlord. If so required, Tenant shall immediately thereafter arrange for such collection at Tenant’s sole cost and expense, utilizing a contractor satisfactory to Landlord. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this Article, and, at Tenant’s sole cost and expense, shall indemnify, defend and hold Landlord harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord. Without limiting Landlord’s obligation to maintain the common areas of the Building, if the demised premises become infested with vermin Tenant shall, at its expense, cause the same to be exterminated.

Additional Covenants: 16. Tenant covenants and agrees for itself, its officers, employees, contractors, agents, servants, licensees, invitees, subtenants, concessionaires, and all others doing business with Tenant (hereinafter for the purposes of this Article, collectively referred to as “Tenant”) that:

1. Tenant shall not obstruct or encumber the Building’s common areas, including, without limitation, the sidewalks, entrances, driveways, passages, courtyards, elevators, vestibules, stairways, corridors or halls, nor use them for any purpose other than going to and from the demised premises. All deliveries shall be made in a prompt and efficient manner using elevators and passageways designated for such type of delivery by Landlord and hand trucks equipped with rubber tires and sideguards.

2. Tenant shall not use the bathrooms, sinks, toilets and plumbing fixtures for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids, liquids, chemicals or other substances shall be poured or deposited therein. If Tenant violates the foregoing, Tenant shall pay Landlord for all resulting repairs as additional rent hereunder and such obligation shall survive the expiration of the term of this Lease.

3. Tenant shall not hang, shake, sweep or throw anything out of any Building window, nor sweep or throw, or permit to be swept or thrown, from the demised premises, any dirt or other substances into any of the Building’s common areas, elevators, stairwells or halls.

4. Tenant shall not disturb or interfere in any way with other Building tenants or those having business in the Building. Tenant shall not use, keep, or permit to be used or kept, any foul or noxious gas or substance in the demised premises, nor permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other Building occupants by reason of noise, odors, and or vibrations. Further, Tenant shall not permit the emission from the demised premises of any objectionable noise or odor. Tenant shall not install or use any equipment other than such equipment ordinarily found in a modern day office that could have, in Landlord’s reasonable judgment, an adverse effect on the demised premises, the Building and/or the comfort or convenience of other tenants and occupants of the Building. Tenant shall not injure, overload, deface, commit waste, nuisance or otherwise harm the demised premises or any part thereof.

5. No bicycles, vehicles, animals, fish or birds may be kept in or about the Building. Tenant covenants and agrees that there shall be no smoking in or on any portion of the Building.

6. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and only during hours, and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building, and to exclude from the Building all freight which it deems a security risk or a violation of any of the terms of this Lease.

7. Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same. Tenant shall not have barbering or boot-blacking services provided in the demised premises.

8. Landlord shall have the right to maintain any reasonable security system it deems necessary in the Building, including, without limitation, a system requiring Building passes, metal detectors and identification checks. Tenant shall not have a claim against Landlord by reason of Landlord excluding from the Building any person who does not pass Landlord’s reasonable security requirements. Landlord may prevent access to the Building at all times, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m., provided that Tenant is provided with a means of accessing the demised premises before and after said hours, such as, by way of example only, a key to the front door of the Building.

9. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord’s opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant shall refrain from and discontinue such advertising.

Rules and Regulations: 17. Tenant and Tenant’s servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with such reasonable rules and regulations as Landlord or Landlord’s agents may from time to time adopt provided that, unless such rules or regulations are imposed by any Legal Requirement(s), such rules do not materially diminish Tenant’s rights or materially increase its obligations hereunder and are applied in a nondiscriminatory manner to all tenants in the Building that are similar in size to Tenant, use their space for a similar use as Tenant and have similar fixtures, appliances and finishes as Tenant has in the demised premises. Notice of any rules or regulations shall be given in such manner as Landlord may elect without limiting Tenant’s right to quiet enjoyment, nothing in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the rules and regulations or terms, covenants or conditions in any other lease as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Building Alterations: 18. Tenant acknowledges that from time to time, throughout the term of this Lease, Landlord may perform or have performed work in and about the Building and such work may result in noise and disruption to Tenant’s business, however Landlord shall use commercially reasonable efforts to minimize any material interference with Tenant’s business operations; provided, however, that Landlord shall not be obligated to pay overtime or premium rates. Landlord shall have the right, at any time, without the same constituting an eviction and without incurring liability to Tenant therefor, to change (i) the arrangement, number and/or location of the Building’s entrances, hallways, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts provided such changes do not deny reasonable means of access to the demised premises and/or Building, (ii) the Building’s facade and exterior and/or (iii) the name, number and/or designation by which the Building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord performing or causing to be performed any work in the Building and/or making any of the aforesaid changes and/or arising from another tenant or occupant making any repairs in the Building. If an elevator shaftway or vault is located in whole or in part within the demised premises, Tenant expressly acknowledges to Landlord that it understands that said elevator shaftway and any elevator therein and such vault are not included within and are not a part of the demised premises. Tenant hereby acknowledges and agrees that Landlord may at any time and from time to time seal up any elevator shaftway and vault in the Building, including, without limitation, any elevator shaftway and/or vault located within all or part of the demised premises and Landlord reserves the right to remove the elevator from said shaftway and deck over any shaftway at any time at its sole option.

Excavation Shoring: 19. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the Building’s walls from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Property Loss, Indemnity, Tenant’s Insurance: 20. Except with respect to the negligent acts or willful misconduct of the Landlord or its agents, Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations shall not be liable for any loss of, theft of, damage to or destruction of any of Tenant’s goods, merchandise, fixtures, furniture or other property of whatsoever nature, caused by fire, theft, carelessness or any other cause whatsoever, including, without limitation, the negligence of any third parties, and Tenant hereby releases and waives any right of recovery against Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. Tenant shall procure a waiver of subrogation on the part of the insurer against such parties by an endorsement to all insurance policies whereby the insurer recognizes the provisions of this Article. The foregoing waiver shall be in force only if the insurance policies contain a clause providing that such a waiver shall not invalidate the insurance. Landlord and its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said Building or caused by operations in connection with any private, public or quasi public work. Landlord shall not have the right to permanently close or brick up any of the demised premises’ windows except where and when required by law and in such event Tenant shall be entitled to a corresponding rent credit reflecting the diminution of rental value.

Tenant hereby indemnifies and saves harmless Landlord from and against any claims and all loss, cost, liability, damage and/or expense, including, but not limited to, reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the provisions, covenants or conditions of this Lease on Tenant’s part to be observed or performed, (ii) the use or occupancy or manner of use or occupancy of the demised premises by Tenant or any person claiming through or under

Tenant, or (iii) any acts, omissions, or negligence of Tenant or any contractor, agent, servant, employee, visitor or licensee of Tenant, or any person claiming through or under Tenant, in or about the demised premises. If any action or proceeding shall be brought against Landlord based upon any such claim, Tenant, upon notice from Landlord, shall cause such action or proceeding to be defended, at Tenant’s expense, by counsel acting for Tenant’s insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Landlord. This indemnity shall not require any payment by Landlord as a condition precedent to recovery. In addition, if any person not a party to this Lease shall institute any other type of action against Tenant in which Landlord shall be made a party defendant, Tenant shall indemnify, hold Landlord harmless from and defend Landlord from all liabilities and costs by reason thereof. If, on account of the failure of Tenant to comply with the provisions of this Article, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

To the extent not covered by the insurance required to be carried by Tenant hereunder and not covered by any other insurance then maintained by Tenant, Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporations shall not be liable for any destruction or substantial damage of the Building (other than the demised premises) caused by fire or explosions and not caused by the negligence or willful misconduct of Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporation, and Landlord hereby releases and waives any right of recovery against Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss.

Commencing on the date Tenant is given possession of the demised premises and thereafter during the term of this Lease, Tenant shall provide and maintain commercial general liability policies with broad form endorsements and water damage legal liability coverage against liability occasioned by accident or occurrence, such policies to be written by recognized and well-rated insurance companies authorized to transact business in the State of New York, and shall have a limit of not less than $1,000,000 per occurrence for bodily or personal injury (including death), $2,000,000 for more than one occurrence and $500,000 for loss and damage to property. Tenant shall obtain and maintain “All Risk” insurance having extended coverage for fire and other casualties for its personal property, fixtures and equipment for the full replacement value thereof and plate glass insurance covering all plate glass in the demised premises. Notwithstanding anything to the contrary set forth herein, Tenant may “self-insure” the plate glass insurance required under this paragraph so long as Tenant has a net worth in excess of $1,000,000.00 (and provided Landlord is reasonably satisfied that Tenant has a net worth in excess of $1,000,000.00). If at any time during the term of this Lease it appears, in Landlord’s reasonable judgment, that public liability or property damage limits in New York City for premises similarly situated, due regard being given to the use and occupancy thereof, are higher than the foregoing limits, then Tenant shall increase the foregoing limits accordingly. Landlord, its managing agent, leasing agent and mortgagee(s) and ground lessors, as appropriate, shall be named as additional insureds in the aforesaid general liability insurance policies. All policies shall provide that Landlord shall be given thirty (30) days’ prior notice of cancellation of such insurance. Tenant shall deliver to

Landlord evidence of such insurance policies prior to occupying the demised premises. All premiums and charges for the aforesaid insurance shall be paid by Tenant and if Tenant shall fail to make such payment when due, Landlord may pay it (after notice and expiration of period to cure) and the amount thereof shall be repaid to Landlord by Tenant on demand and the amount thereof may, at the option of Landlord be added to and become a part of the additional rent payable hereunder. Tenant shall not violate or permit to be violated any condition of any of said policies and Tenant shall perform and satisfy the requirements of the companies writing such policies.

Destruction, Fire and Other Casualty: 21. If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth. If the demised premises shall be partially damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord and the annual base rent, until such repairs shall be made, shall abate equitably according to the part of the demised premises which is unusable by Tenant or, if by reason thereof, the demised premises are rendered untenantable, said annual base rental shall totally abate until the demised premises are tenantable. After any such casualty, Tenant shall cooperate with Landlord by removing from the demised premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property so that Landlord may make repairs. Notwithstanding the foregoing, if the demised premises or the Building shall be damaged to such extent that Landlord shall decide to demolish same, or not to rebuild same, then, and in such event, Landlord may terminate this Lease upon notice to the Tenant within ninety (90) days following such event, and upon the date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days following the giving of said notice, this Lease shall terminate and Tenant shall vacate and surrender the demised premises to Landlord. Any annual base rent prepaid by Tenant beyond said date shall be promptly refunded to Tenant. If this Lease shall not be terminated as provided above in this Article, Landlord shall, at its expense, proceed with the restoration of the demised premises; provided Landlord’s obligations hereunder shall not exceed the scope of Landlord’s initial construction obligations under this Lease and further provided, that Landlord’s restoration obligations shall be subject to building and zoning laws then in effect.

If Landlord shall be obligated to repair or restore the demised premises under the provisions of Article 21 and does not commence such repair or restoration within sixty (60) days after receipt of approval to proceed by Landlord’s insurance carrier and mortgagee, or does not substantially complete such restoration or repair within two hundred ten (210) days following the date of the casualty, then Tenant may on sixty (60) days notice terminate this Lease by giving Landlord written notice of Tenant’s election to do so any time following the expiration of the sixty (60)-day or two hundred ten (210)-day period, as applicable and which notice must be received by Landlord prior to the date Landlord commences the repair or restoration or substantially completes the restoration of the demised premises, as the case may be, or such notice shall be deemed null and void,. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance, labor troubles and causes beyond Landlord’s control. If Landlord shall so restore the demised premises, Tenant shall repair, restore and redecorate the demised premises and reoccupy and reopen the demised premises, within thirty (30) days following restoration, in a manner and to the condition existing prior to the event of damage, except to the extent that Landlord is obligated above, and Tenant shall hold in trust the proceeds of all insurance carried by Tenant on its property for the purpose of such repair and restoration.

During the last twelve (12) months of the term (or any extension term) of this Lease, if the demised premises shall be so damaged by fire or other casualty that 20% of more is rendered untenantable, Tenant shall send Landlord written notice of such fact which notice shall state that Tenant has the right to terminate this Lease if Landlord is unable or chooses not to restore the demised premises within ninety (90) days of the date of Tenant’s notice and that Landlord’s reply to Tenant’s notice is required within fifteen (15) days. Within fifteen (15) days of Landlord’s receipt of such notice, Landlord may send Tenant written notice (“Restoration Notice”) stating that, in Landlord’s reasonable determination, Landlord can restore the demised premises within ninety (90) days of the date Landlord received Tenant’s notice. In such event Landlord shall restore the demised premises to the condition required pursuant to this Article 21; provided however, if Landlord is unable to restore the demised premises within such ninety (90) day period then Tenant may terminate this lease by notice to Landlord given within fifteen (15) days of the date on which Landlord was required to restore the demised premises (which notice must be received by Landlord prior to the date Landlord substantially completes the restoration of the demised premises or such notice shall be null and void), specifying a date for the expiration of this Lease which shall not be later 60 days after the giving of such notice. Upon the effective date of such termination notice, the term of this Lease shall expire as fully and completely as if such date were the date fixed for the expiration of this Lease. If Landlord fails to timely send Tenant Landlord’s Restoration Notice, tenant may terminate this Lease by notice to Landlord within twenty (20) days of the date of the fire or casualty specifying the date for the expiration of this Lease which shall be no later than 60 days after the giving of such notice. Any rent or additional rent owing shall be paid up to such date and any payments of rent and additional rent made by Tenant for a period beyond such date shall promptly be refunded to Tenant. Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. Tenant’s right to an abatement of rent hereunder shall not be construed to limit or affect Landlord’s right to payment under any rental loss coverage carried by Landlord.

Eminent Domain: 22. If the whole of the demised premises shall be acquired or condemned by eminent domain for any public or quasi public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. If only a part of the demised premises shall be condemned or taken, then, effective as of the date of vesting of title or taking possession, the rent shall be abated in an amount thereof apportioned according to the area of the demised premises so condemned or taken and Tenant’s Percentage shall be amended to reflect the new rentable square footage of the demised premises and the new square footage of the Building. If only a part of the Building shall be so condemned or taken, then (a) Landlord may, at its option, terminate this Lease as of the date of such vesting of title, by notifying Tenant in writing of such termination, or (b) if such condemnation or taking shall be a permanent condemnation or taking of a substantial part of the demised premises in Tenant’s reasonable judgment, Tenant may, at Tenant’s option, by delivery of written notice to Landlord within thirty (30) days following the date on which Tenant shall have received notice of vesting of title or taking possession, terminate this Lease as of the date of vesting of title or taking possession, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated in an amount thereof apportioned according to the area of the demised premises so condemned or taken and Tenant’s Percentage shall be amended to reflect the new rentable square footage of the demised premises and the new square footage of the Building and Landlord, at its expense, subject to building codes then in effect and subject to the extent of proceeds actually received by Landlord for such taking, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Building and the demised premises to substantially their former condition (which in no event shall exceed Landlord’s pre-term construction obligations and which shall not include Tenant’s Work, if any) to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and demised premises. If this Lease is terminated by Landlord or Tenant under this Article, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date, and the rent payable hereunder shall be apportioned as of such date. It is expressly understood and agreed that, at Landlord’s option exercised in Landlord’s sole discretion, the provisions of this Article shall not be applicable to any condemnation or taking for governmental occupancy for a limited period. Landlord shall be entitled to receive the entire award in any condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, provided, however that Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment provided Tenant is entitled pursuant to the terms hereof to remove such property, trade fixtures and equipment at the end of the term and provided further that such claim does not reduce Landlord’s award.

Surrender/Demolition:

23.

A. If pursuant to any Legal Requirement Tenant is required to surrender a portion of the demised premises to Landlord and if the balance of the demised premises shall be tenantable following such surrender, then Landlord shall have the right to give Tenant a minimum of 30 days prior written notice to surrender to Landlord said portion of the demised premises. If Landlord exercises its option, Tenant shall surrender the requested portion of the demised premises to Landlord and give Landlord access to the balance of the demised premises for the purpose of erecting walls and related work. From and after the date on which Landlord commences such work in accordance with said notice, the rent shall be adjusted on a $/rsf basis and Tenant’s Percentage shall be adjusted to reflect the new rentable square footage of the demised premises.

B. At any time after July 31, 2016, Landlord shall be entitled, on at least two hundred seventy (270)) days’ prior written notice thereof, to terminate this Lease for the purpose of (i) demolishing the Building or (ii) renovating the entire Building for a conversion to residential use, and, in either case, this Lease shall come to an end on the date in such notice specified with the same force and effect as if such date were the date originally specified for the expiration of the term of this Lease. However, if Tenant has exercised its option to renew the Lease pursuant to Section 49 hereof and Tenant has exercised the Adjacent Unit Option, then, in the event Landlord terminates this Lease pursuant to this Article 23B, Landlord shall pay to Tenant as a condition to the surrender of the demised premises as provided in this Section 23B, the unamortized costs of Tenant’s improvements to the Adjacent Unit as reasonably documented by Tenant and as amortized on a straight line basis over a term of ten years commencing on February 1, 2011.

Assignments & Subleases: 24. Tenant expressly covenants that it shall not assign, mortgage or encumber this Lease, nor sublet or underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance; provided however, that Landlord’s consent shall not be unreasonably withheld, conditioned or delayed if (i) the Tenant is Etsy, Inc. or its immediate successor, (ii) an Event of Default has not occurred, (iii) the proposed assignee or sublesee has a net worth at least equal to that of Tenant on the date hereof or on the date of the assignment or sublease, whichever is greater, in a certification delivered to Landlord simultaneously with the assignment or sublease, as the case may be, (iv) the purpose of such assignment or sublease is not solely the acquisition of Tenant’s interest in this Lease or to circumvent the provisions of this Section and (v) the proposed assignee or sublesee continues to use the demised premises only for the Permitted Use. Transfer of the majority of the stock of a corporate tenant or the majority partnership interest of a partnership tenant or the majority interest of any other tenant entity shall each be deemed an assignment except as otherwise set forth herein. If Tenant desires to assign this Lease or sublet all or a portion of the demised premises, Tenant shall first notify Landlord in writing of its intention, and such notice shall include the amount of consideration paid for the assignment and/or sublease, the rents to be paid with respect to a sublease, the name of the proposed assignee or subtenant, together with its full address and a description of its proposed use (but nothing contained herein shall permit, nor obligate Landlord to permit to a use other than the use permitted by Article 1 of this Lease, it being understood that any change in use shall be subject to Landlord’s consent, which Tenant agrees may, notwithstanding anything contained herein to the contrary, be unreasonably withheld). Tenant shall include with such notification such financial information as may be available concerning the proposed assignee or subtenant, including, without limitation, current updated financial statements (which financial information shall be supplemented on demand if required by Landlord). If this Lease be assigned, or if the demised premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed an acceptance of the assignee, subtenant or occupant as tenant, or a waiver or release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting. Tenant shall pay Landlord, promptly upon demand therefor, for all reasonable costs and expenses not to exceed $2,000.00 per each request for an assignment or sublet (including, but not limited to, reasonable attorneys’ fees and disbursements) incurred by Landlord in connection with any assignment, transfer of interest or subletting (whether or not Landlord consents thereto) as additional rent hereunder.

If this Lease is assigned or all or any portion of the demised premises is sublet, the obligations of Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant under this Lease as a primary obligor shall be unaffected and shall remain in full force and effect. No assignment, sublease or transfer of interest shall be effective unless and until the assignee, transferee or subtenant shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance reasonably satisfactory to Landlord and counsel for Landlord, whereby the assignee, transferee or subtenant shall assume for the benefit of Landlord the obligations and performance of this Lease and agree to be personally bound by all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed, and whereby Tenant (and all guarantors of this Lease or of the Tenant’s obligations hereunder) covenants and agrees to remain liable as a primary obligor for the due performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed, including, without limitation Article 1 hereof. Notwithstanding anything contained in this Lease to the contrary, in the event that Tenant alleges that Landlord was unreasonable in withholding its consent to the assignment of this Lease or the subletting of all or any portion of the demised premises in an instance where Landlord is expressly required to be reasonable in granting such consent, Tenant shall not be entitled to damages or any other affirmative relief or remedy as a result thereof and Tenant’s sole remedy shall be to commence an expedited arbitration proceeding before the American Arbitration Association to be determined by a single arbitrator with at least ten (10) years experience in the subject matter of the dispute; provided however, that prior to Tenant resorting to expedited arbitration, Tenant shall notify Landlord by written notice (“Arbitration Notice”) of Tenant’s intent to pursue such arbitration and Landlord and Tenant shall use reasonable efforts to resolve the matter without an arbitrator within fifteen (15) days of the date Landlord receives Tenant’s Arbitration Notice. In the event an arbitration is commenced, the sole issue to be determined by the arbitrator shall be whether Landlord unreasonably withheld its consent to the assignment or sublease requested by Tenant and if the arbitrator determines that Landlord was unreasonable, Tenant’s sole remedy shall be that Landlord’s consent shall be deemed granted in the case of that particular request for an assignment or sublease. The parties will have no right to object if the arbitrator renders a decision within fifteen (15) business days from the selection of the arbitrator. In the event of a leveraged buy-out or other take-over of Tenant, Landlord’s consent to an assignment of this Lease or subletting of the demised premises to the successor entity shall not be deemed to have been unreasonably withheld if said successor entity shall not have a net worth (in the event of a corporate entity, on a market value basis) as certified to by a certified public accountant at least equal to the net worth of Tenant upon the date of execution of this Lease. Every sublease of the demised premises, in whole or in part, shall be subject and subordinate to this Lease.

Notwithstanding any provision in this Lease to the contrary, Tenant shall have the right, subject to the terms and conditions hereinafter set forth in this paragraph, without the consent of Landlord, to assign its interest in this Lease or sublease the demised premises (i) to an unaffiliated third party which is a successor to Tenant as a result of a bona fide sale of more than fifty (50%) percent of Tenant’s business for a legitimate business purpose, provided that this provision is only applicable to Etsy, Inc., or (ii) to an existing member of Tenant, or (iii) to a person or entity which shall either (1) Control (hereinafter defined), (2) be under the Control of, or (3) be under common Control with Tenant. Any assignee or subtenant under this paragraph shall be referred to as a “Permitted Transferee.” In addition, Tenant shall have the right, without Landlord’s consent, to sublet a portion of the demised premises not exceeding fifteen (15%) of the rentable square footage thereof, to an entity that shares a commonality of ownership with Tenant’s members, provided that such sublesee uses the demised premises for the Permitted Use and provided that Tenant may not collect rent and/or additional rent from such subtenant in excess of the rent and additional rent paid hereunder on a pro rata basis. The term “Control,” as used herein, shall mean the power to direct or cause the direction of the management and policies of the controlled entity through the ownership of more than fifty percent (50%) of the voting rights in such controlled entity except the transfer to a Permitted Transferee shall not be deemed to effect control. Any assignment or sublease may only be made upon the condition that (a) any such assignee or subtenant shall have a net worth at least equal to that of Tenant on the date hereof or on the date of the assignment or sublease, whichever is greater, in a certification delivered to Landlord simultaneously with the assignment or sublease, as the case may be, and continue to use the demised premises only for the Permitted Use, it being understood that any change in the use is subject to Landlord’s consent which Tenant agrees, may be unreasonably withheld, (b) the purpose of such assignment or sublease is not solely the acquisition of Tenant’s interest in this Lease or to circumvent the provisions of this Section, (c) such assignee or subtenant, as the case may be, shall execute and deliver to Landlord, promptly following such assignment or sublease, an agreement in form reasonably satisfactory to Landlord, in which such assignee or subtenant, as the case may be, assumes, for the benefit of Landlord, all of the obligations of the tenant under this Lease as if the assignee had signed this Lease originally as the tenant, (d) Tenant provides Landlord with written notice of such assignment or sublease, including the identity and mailing address of the assignee or subtenant, as the case may be, no less than thirty (30) days prior to the effective date of such assignment or sublease (e) the obligations of Tenant and any guarantor of this Lease or any guarantor of the obligation of Tenant under this Lease as a primary obligor shall be unaffected and shall remain in full force and effect, and (f) no Event of Default has occurred upon the date Tenant notifies Landlord of such assignment or sublease and on the effective date of the assignment or sublease.

Except with respect to an assignment or sublease that does not require Landlord’s consent or in connection with a leveraged buy out, Tenant shall promptly pay to Landlord, as additional rent hereunder, one-half of all net consideration paid for all assignments of this Lease and all rent or additional rent or sum which Tenant shall receive from or on behalf of any assignee(s) or subtenant(s) or any occupant by, through or under Tenant, which is in excess of the rent and additional rent payable by Tenant in accordance with the provisions of this Lease (or in the event of a subletting of less than the whole of the demised premises, the rent and additional rent allocable to that portion of the demised premises affected by such sublease) and the cost of any brokerage commission and tenant improvements made to the demised premises in connection with such subletting or assignment.

In no event shall an assignee or sublessee be any of the following: a prospective tenant (or its designee) who is discussing or has discussed in the last five (5) months with Landlord (or Landlord’s agent) its need for space in the Building: a current tenant, subtenant or occupant of space in the Building or any other Building owned by Landlord or an entity under common control with Landlord or a subsidiary, affiliate, parent, or successor thereof; any party not financially responsible or unable to adequately evidence financial responsibility to Landlord’s reasonable satisfaction, any party that will be engaged in a business or use that will require services from Landlord, or place demands on facilities in the Building of a different nature or to a greater extent than Landlord was required to afford before under this Lease, that is likely to adversely affect (or increase burdens on) any operation of Landlord or any tenant or occupant of the Building, breach this Lease or violate a restrictive covenant of Landlord, contravene any provision of a mortgage, net lease or any other agreement of Landlord’s; any party with whom Landlord has been involved in litigation; any party that is a domestic or foreign governmental entity; and/or who may claim diplomatic immunity.

Anything contained in this Lease to the contrary notwithstanding with respect to any subletting or assignment that requires Landlord’s consent, then within fifteen (15) days after Landlord’s receipt of all information required by Landlord under this Article with respect to a proposed assignment or subletting, Landlord may give notice electing to terminate this Lease effective as of the last day of the month occurring sixty (60) days after such notice of termination is given. If Landlord shall give its termination notice as provided in this paragraph, the Term shall end on the effective date of termination as if such date had been the original Expiration Date hereof.

Subordination: 25. Subject to the last paragraph of this Section 25, this Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the Real Property and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate or agreement that Landlord may request. Tenant agrees that if any holder of a superior lien succeeds to Landlord’s interest in the demised premises, Tenant will pay to such holder all rents subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a superior lien of the remedies provided for by law or by such superior lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement (the “Successor Landlord”), automatically (at the option of such holder) become the tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by: any payment of rent or additional rent paid more than one month in advance other than the Free Rent; any amendment or modification of this Lease made without the written consent of such successor in interest; any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord’s interest, other than the obligation to complete Landlord’s Work, as defined in Section 45; and any security deposit required hereunder unless said sums have actually been received by such Successor Landlord as security for Tenant’s performance of this Lease; however, in no event shall Tenant be required to replace such security deposit or post additional security with Successor landlord except by reason of an Event of Default under this Lease. Landlord shall make reasonable efforts to obtain a Subordination, Non-Disturbance and Attornment Agreement from the holder of any existing mortgage within thirty (30) days after the execution and delivery of this Lease; provided that (a) Tenant shall pay when due any and all fees requested by the party who will grant such non-disturbance agreement and/or by said party’s counsel or representatives (which amount shall in no event exceed $2,000) and (b) Tenant understands that such granting of a non-disturbance agreement is in the sole discretion of any of such parties and Landlord shall not be deemed to be in default under this Lease in the event any such party shall refuse to grant a non-disturbance agreement to Tenant.

Notwithstanding anything to the contrary contained herein, this Lease shall not be subordinate to any mortgages or ground or underlying leases entered into by Landlord at any time after the date hereof unless an agreement is executed containing a provision which provides that so long as Tenant is not in default under this Lease beyond any applicable notice and cure period, this Lease shall be recognized and Tenant’s occupancy shall not be disturbed; provided that Tenant shall pay upon demand any and all fees requested by the party who will grant such agreement and/or by said party’s attorneys or counsel and further provided that such agreement shall be otherwise in substance and form reasonably required by the mortgagee, ground lessor or other secured party.

Estoppel Certificate: 26. Tenant, at any time and from time to time, upon at least ten (10) days prior notice by Landlord, shall execute, acknowledge and deliver to Landlord, and/or to any other person, firm or corporation specified by Landlord, a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (ii) the dates to which the rent and additional rent have been paid, (iii) whether or not there exists a default by Landlord or Tenant under this Lease, and, if so, specifying each such default, and (iv) any other matters reasonably requested.

Bankruptcy: 27. Anything elsewhere in this Lease to the contrary notwithstanding, this Lease may be cancelled by Landlord by sending a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant or a guarantor of Tenant’s obligations under this Lease or any other party who is primarily liable for Tenant’s obligations under this Lease, as the debtor unless such Bankruptcy is discharged within thirty (30) days from the date of filing; or (2) the making by Tenant or a guarantor of Tenant’s obligations under this Lease or any other party who is primarily liable for Tenant’s obligations under this

Lease of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised, but shall forthwith quit and surrender the demised premises. If this Lease shall be assigned in accordance with its terms, the provisions of this Article shall be applicable to the party then owning Tenant’s interest in this Lease. It is stipulated and agreed that if this Lease is terminated pursuant to this Article, Landlord shall, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant, as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the demised premises or any part thereof be relet by Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value of the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove and/or obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such damages are to be proved; whether or not such amount be greater, equal to, or less than the amount of the difference referred to above. Without limiting any of the provisions hereof, if pursuant to the U.S. Bankruptcy Code, as the same may be amended, Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 24 or any other provisions of this Lease, Tenant agrees that adequate assurance of future performance by the assignee permitted under such code shall mean, in addition to all of the other requirements of the code, the payment to Landlord of all rent, additional rent and other amounts then due and payable under this Lease, the curing of all defaults by Tenant under this Lease and the deposit of cash security with Landlord in an amount equal to the sum of one (1) year’s annual base rent payable hereunder at the then current rate plus an amount equal to all additional rent payable under the provisions of this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the term of this Lease as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment including improvements made to the demised premises in connection with such assignment and (B) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant’s property in the demised premises, shall be and become the sole and exclusive property of Landlord and shall be paid over to Landlord directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this Lease shall have a net worth, exclusive of good will, equal to at least fifteen (15) times the aggregate of all of the annual base rent payable hereunder during the term of this Lease, plus all additional rent for the preceding calendar year as aforesaid.

Default, Remedies of Landlord, Fees and Waiver of Redemption: 28. If (a) Tenant shall default in the observance of any of the provisions, covenants and conditions of this Lease (other than a default for the payment of rent or additional rent); or if Tenant shall fail to occupy the demised premises and open for business within sixty (60) days of the Commencement Date; or if the demised premises shall be abandoned, deserted or vacated during the last six (6) months of the Lease Term; or if Tenant shall sublet the demised premises or assign this Lease, except as herein provided; or if Tenant shall be in default under any other obligations of Tenant to Landlord of any nature whatsoever, including in connection with any other lease between Tenant and any of the Landlords or between Tenant and any entity in which any partner of Landlord holds an interest; or if this Lease be rejected under §365 of Title 11 of the U.S. Bankruptcy Code); or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Landlord any portion of the security deposited hereunder which Landlord has applied to the payment of any rent and additional rent due and payable hereunder; THEN, in any of the foregoing events, if such default shall continue for more than twenty (20) days after written notice of such default with respect to monetary defaults or if said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within the twenty (20) day cure period, and if Tenant shall not have diligently commenced to cure such default within the twenty (20) day cure period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default; or (b) if Tenant shall default in the payment of annual base rent or any item(s) of additional rent or other monies due hereunder, or any part of same, and any such default shall continue for more than ten (10) days after written notice of such default; or (c) if twice in any twelve (12) month period Tenant shall have defaulted under its lease obligations, monetary or otherwise, and Landlord shall have commenced a summary proceeding to dispossess Tenant in each such instance (notwithstanding that such defaults may have been cured after the commencement of such summary proceeding, and then Tenant defaults a third time within such twelve (12) month period; THEN, in the event of (a), (b) or (c) above, Landlord may give Tenant a written five (5) day notice of termination of this Lease and, upon the expiration of said five (5) days, this Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this Lease and the term hereof, and Tenant shall immediately quit and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided. If said five (5) day notice of termination shall have been given, and the term shall have expired as aforesaid, then Landlord may, without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant and all occupants of the demised premises by summary proceedings or otherwise and remove their effects and property and hold the demised premises as if this Lease had not been made; Tenant hereby waiving the service of notice of intention to re-enter or to institute legal proceedings to that end. A default hereunder beyond any applicable cure period shall also be referred to as an “Event of Default”.

In case of any default, event, re-entry, expiration, termination and/or dispossession by summary proceedings, or otherwise, Tenant shall, nevertheless, remain and continue to be liable to Landlord in a sum equal to all annual base rent and additional rent herein reserved for the balance of the term of this Lease as the same may become due and payable pursuant to the provisions of this Lease as if it were not terminated. Landlord may repair or alter the demised premises in such manner as to Landlord may seem necessary or advisable, and/or let or re-let the demised premises and any and all parts thereof for the whole or any part of the remainder of the original term hereof or for a longer period, in Landlord’s name, or as the agent of Tenant, and, out of any rent so collected or received, Landlord shall, first, pay to itself, the expense and cost of retaking, repossessing, repairing and/or altering the demised premises, and the expense of removing all persons and property therefrom, second, pay to itself, any cost or expense sustained in securing any new tenant or tenants, and third, pay to itself, any balance remaining on account of the liability of Tenant to Landlord for the sum equal to the annual base rent and additional rent reserved herein and unpaid by Tenant for the remainder of the term herein demised. The failure of Landlord to re-let the demised premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. Any entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall not absolve or discharge Tenant from liability hereunder. Should any rent so collected by Landlord after the payment aforesaid be insufficient fully to pay to Landlord a sum equal to all annual base rent and additional rent herein reserved, the balance or deficiency shall be paid by Tenant on the rent days herein specified; that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing and Tenant shall be and remain liable for any such deficiency, and the right of Landlord to recover from Tenant the amount thereof, or a sum equal to the amount of all annual base rent and additional rent herein reserved if there shall be no re-letting, shall survive the issuance of any dispossessory warrant or other termination hereof. Tenant hereby expressly waives service of any notice of intention to re-enter subsequent to the giving of the aforesaid notices. Tenant hereby expressly waives any and all right to recover or regain possession of the demised premises or to reinstate or to redeem this tenancy or this Lease as is permitted or provided by or under any statute, law, or decision now or hereafter in force and effect. Tenant also waives the provisions of any law now or hereafter in effect relating to notice and delay in levy of execution in case of an eviction or dispossess of a tenant for non-payment of rent. Tenant shall reimburse Landlord, within five (5) days following written demand, for any counsel fees or collection charges incurred or expended by Landlord by reason of Tenant’s default in the performance of any provision, covenant, or condition of this Lease and any such amounts, at the option of Landlord, may be recovered in the same action or proceeding forming the basis of the default or in another action or proceeding.

If either Landlord or Tenant shall commence an action or other proceeding against the other arising out of, or relating to, this Lease or the demised premises, then the prevailing party shall be entitled to recover from the losing party, its actual reasonable attorneys’ fees and expenses incurred in such action, proceeding.

Notwithstanding any other remedy provided for hereunder and without the requirement of notice, except as provided in this article, if Tenant shall not comply with any of its obligations hereunder, Landlord shall have the right, at Landlord’s sole option, at any time in the event of an emergency and otherwise after three (3) days notice to Tenant, to cure such breach at Tenant’s expense. Tenant shall reimburse Landlord, within three (3) days following demand, as additional rent, for all costs and expenses incurred by Landlord in curing such breach, together with interest computed thereon at the maximum rate permitted by law. Notwithstanding anything contained in this Lease, if Tenant fails to pay any monetary items due hereunder on the date the same are due and payable, a late charge of four ($.04) cents for each ONE ($1.00) DOLLAR so overdue shall become immediately due and payable to the Landlord as damages in compensation for the additional administrative, bookkeeping and collection expenses incurred by Landlord by reason of such failure to make prompt payment and the same shall be considered as additional rent hereunder payable together with the next installment of monthly rent. In addition, all such unpaid monetary items shall bear interest at the maximum rate permitted by law from the date such monies were due and payable until the date on which Landlord shall receive payment. Notwithstanding anything contained in this Lease, if Tenant fails to pay any monetary items due hereunder on the date the same are due and payable and a default notice is sent by Landlord, Tenant shall pay Landlord $500.00 as additional rent to compensate Landlord for charges incurred by Landlord relating to issuing a default notice and the same shall be payable together with the next installment of monthly base rent.

The rights and remedies whether herein or elsewhere provided in this Lease shall be cumulative and the exercise of any one right or remedy shall not preclude the exercise of or act as a waiver of any other right or remedy of Landlord hereunder, or which may be existing at law, or in equity, by statute or otherwise. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

No Waiver: 29. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or of any of the rules and regulations, set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach, and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant, or receipt by Landlord, of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease provided. All checks tendered to Landlord as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Landlord may apply such payment to any sums then due and payable by Tenant to Landlord as Landlord shall determine in its sole discretion. Acceptance by Landlord of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Landlord by the payor of such rent, or as a consent by Landlord to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this Lease. No act or thing done by Landlord or Landlord’s agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord’s agent shall have any power to accept the keys of said premises prior to the termination of this Lease, and the delivery of keys to any such agent or employee shall not operate as a termination of this Lease or a surrender of the demised premises.

Landlord’s Defaults: 30. If Landlord defaults in any of its obligations under this Lease, Tenant shall give Landlord written notice of such default and Landlord shall have thirty (30) days following receipt of such notice to cure such default or, if such default cannot reasonably be cured within a thirty (30) day period, Landlord shall commence the cure of such default within thirty (30) days following receipt of such notice and thereafter shall proceed diligently to cure such alleged default. Tenant shall send a duplicate notice to any holder of a mortgage or other superior lien on the Building or this Lease of which Tenant has been notified in writing, and any such holder shall have the right to cure such alleged default within the same time period. Notwithstanding anything to the contrary contained herein, in no event shall Landlord be liable to Tenant for any consequential, indirect, special, exemplary or punitive damages.

Consents and Approvals: 31. Except as otherwise provided in Article 10 with respect to Minor Alterations and Article 24 with respect to certain assignments and/or subleases, if Tenant shall request Landlord’s consent or approval and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent or approval, it being agreed that Tenant’s sole remedy shall an action for a declaratory judgment, injunction or specific performance and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law Landlord may not unreasonably withhold its consent or approval.

Inability to Perform: 32. Except as otherwise provided herein and without limiting Landlord’s obligations to maintain and repair the Building and demised premises as set forth herein, this Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if, in any such case, Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Landlord’s reasonable control, including, but not limited to, government pre-emption in connection with a national emergency or by reason of any Legal Requirements or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. If there shall be a delay in the construction, repair or restoration of the demised premises or the Building or any portion thereof caused by strike, riots, acts of God, shortages of labor or materials, national emergency, governmental restrictions, laws or regulations, the act of, or failure to act by, Tenant, or for any other cause or causes beyond Landlord’s control, at Landlord’s option such delay shall not be a violation of this Lease, and the time periods set forth in this Lease for any such work shall at Landlord’s option be extended for a period of time equal to the period of delay.

Waiver of Trial by Jury: 33. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of the parties as landlord and tenant, Tenant’s use of or occupancy of the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that if Landlord commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim, of whatever nature or description, in any such proceeding, except for statutory mandatory counterclaims.

End of Term: 34. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises vacant, “broom-clean”, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this Lease excepted, and Tenant shall deliver to Landlord all keys required for access to the demised premises and the Building (including, without limitation, all keys provided to Tenant for access to the entrance, elevator, bathrooms and other Building common areas), disable and remove all security systems covering the demised premises and remove all of its property from the demised premises as required and as permitted by this Lease. Tenant shall assign to Landlord all warranties that are in effect at the end of the term of this Lease for all alterations, property and equipment which remain in the demised premises, with Landlord’s consent, after Tenant has surrendered possession thereof to Landlord. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. Tenant acknowledges that it must surrender possession of the demised premises to Landlord at the expiration or sooner termination of the term of this Lease; time being of the essence with respect to Tenant’s obligation to do so. If, however, Tenant remains in possession of the demised premises at the expiration or earlier termination of the term hereof, Tenant, at Landlord’s option, shall be deemed to be occupying the demised premises as a tenant from month to month, at a monthly rental equal to twice the sum of (a) the monthly installment of the annual base rent payable during the last month of the term (the “Holdover Rent”) hereof plus (b) all additional rent due hereunder.

Acceptance by Landlord of rent after the expiration or earlier termination of the Term hereof shall not constitute a consent to a month-to-month tenancy or result in a renewal. In the event of such holdover, Tenant’s occupancy of the demised premises, except as aforesaid, shall be subject to all other conditions, provisions and obligations of this Lease, but only insofar as the same are applicable to a month to month tenancy. Such month to month tenancy shall be terminable by Landlord upon one (1) month’s notice to Tenant, and if Landlord shall give such notice, Tenant shall quit and surrender the demised premises to Landlord as provided in this article. In the event that (a) Tenant shall remain in possession of the demised premises at the expiration or earlier termination of the Term hereof and Landlord shall not have elected to deem Tenant to be occupying the demised premises as a tenant from month-to-month or (b) Landlord shall terminate any month-to-month tenancy of the demised premises and Tenant shall fail to quit and surrender the demised premises to Landlord upon the termination date as provided in this article, then, in either such event, Tenant shall be liable to Landlord tor all losses, damages, claims, costs and/or expenses incurred by Landlord by reason of Tenant’s failure to deliver timely possession of the demised premises to Landlord including, without limitation, any consequential and incidental damages so incurred by Landlord, including without limitation, all legal fees and court costs incurred by Landlord and/or expenses incurred in connection with or arising from the inability of Landlord to lease and deliver possession of the demised premises, or any portion thereof, to any third party and/or the termination or cancellation of any lease of the demised premises, or any portion thereof to any third party; provided that Landlord shall use reasonable efforts to mitigate any such consequential damages; it being understood that Landlord shall use its in-house broker and shall not be required to retain the services of an outside third party broker and Landlord shall not be deemed to have failed to use reasonable efforts to mitigate damages if Landlord shall not retain the services of an outside third party broker.

Quiet Enjoyment: 35. So long as Tenant timely pays all annual base rent and additional rent due hereunder and performs all of Tenant’s other obligations hereunder within the time periods permitted under this Lease, Tenant shall peaceably and quietly hold and enjoy the demised premises during the term without hindrance or ejection by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease.

Notices: 36. Except as otherwise in this Lease provided, all notices to be given pursuant to this Lease shall be in writing and sent by prepaid certified or registered U.S. mail, return receipt requested, or by a recognized overnight courier service which requires acknowledgment of receipt of delivery from addressee, to the address of the parties below specified or at such other address as may be given by written notice in the manner prescribed in this paragraph or, if to Tenant, by personal delivery to the demised premises. Notice shall be deemed to be given upon delivery to the U.S. Postal Service or recognized overnight courier service or if personal delivery, to the demised premises. Landlord’s address for notice shall be the address first set forth above for Landlord. Tenant’s address for notices given prior to the Commencement Date shall be the address first set forth above for Tenant. Tenant’s address for notices given on or subsequent to the Commencement Date shall be the address of the demised premises. Provided Landlord has provided notice disclosing the identity and address of any mortgagee or ground lessor, Tenant covenants and agrees to give any mortgagee and/or ground lessor of the Building and/or Real Property notice of any default of Landlord under this Lease and the right to cure any default of Landlord within the time period set forth in this Lease. Notwithstanding the foregoing, rent bills, invoices and statements may be sent by ordinary mail or personal delivery. Landlord’s leasing and/or managing agent and/or counsel of either party may each give statements, invoices, notices and/or other communication on behalf of Landlord or Tenant, as the case may be, and any such statements, invoices, notices and/or communications shall be deemed to have been given by Landlord or Tenant as the case may be.

Captions & Counterparts: 37. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof. This Lease may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same instrument.

Definitions, Successors & Assigns: 38. The words “re-enter” and “re-entry” as used in this Lease are not restricted to their technical legal meaning. The term “rent” includes the annual base rent, the annual rental rate whether so expressed or expressed in monthly installments, and additional rent payable hereunder. All provisions herein contained shall bind and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns, as the case may be. In the event Landlord or any successor-lessor (owner) of the demised premises shall convey or otherwise dispose of the demised premises and/or the Building and/or the Real Property, all liabilities and obligations of Landlord or such successor-lessor (owner), as Landlord under this Lease shall terminate upon such conveyance or disposal and written notice thereof to Tenant. If Landlord, or any successor in interest to Landlord, shall be an individual, joint venture, executor, estate, personal representative, conservator, tenancy-in-common, trustee, trust, limited liability company, limited liability partnership, partnership, general or limited, firm or corporation, there shall be no personal liability on the part of such individual or on the part of any members of such joint venture, tenancy-in-common, trustee, trust, company, partnership, firm or corporation, or its shareholders, members, managers, officers or directors, or on the part of such joint venture, estate, tenancy-in-common, trustee, trust, company, partnership, firm or corporation as to any of the provisions, covenants or conditions of this Lease. Tenant hereby acknowledges that it shall look solely to the real property interest of Landlord in the Building for the satisfaction or assertion of any claims, rights and remedies of Tenant against Landlord, in the event of breach by Landlord of any of the provisions, covenants or conditions of this Lease.

Entire Agreement: 39. This Lease contains the entire and only agreement between the parties concerning the demised premises. No prior oral or written statements or representation, if any, of any party hereto or any representative of a party hereto, not contained in this instrument, shall have any force or effect. This Lease shall not be modified in any way, except by a writing executed by Landlord and Tenant. No oral agreement or representations shall be deemed to constitute a lease other than this agreement. This agreement shall not be binding unless and until it shall have been executed and delivered by Landlord and Tenant. The submission of this Lease to Tenant prior to its execution by Landlord shall not be an offer to lease. Any person executing this Lease on behalf of Tenant hereby covenants, represents and warrants to Landlord that (i) Tenant is a duly incorporated or duly qualified (if foreign) corporation and/or limited liability company, as the case may be, and is authorized to do business in the State of New York (a copy of evidence thereof to be supplied to Landlord upon request); and (ii) each person executing this Lease on behalf of Tenant is duly authorized to execute, acknowledge and deliver this Lease to Landlord.

Memorandum of Lease: 40. Tenant shall not record this Lease or any memorandum of this Lease without Landlord’s prior written consent. The parties hereto agree that if a memorandum shall be recorded with respect to this Lease, then (i) such memorandum shall contain those provisions of this Lease as shall be mutually desired in the reasonable discretion of counsel for the parties hereto, provided that in no event shall such memorandum contain any provisions relevant to the base rent and/or additional rent payable under this Lease, and (ii) Tenant shall, upon Landlord’s request, execute and deliver to Landlord any and all documentation necessary to release such memorandum from record upon the expiration or sooner termination of the term of this Lease (and Tenant’s obligation to execute and deliver such a release shall survive the expiration or sooner termination of this Lease).

Federal Tax Identification Number: 41. Tenant hereby agrees that it shall provide to Landlord Tenant’s social security number or, if Tenant is or becomes an entity, Tenant’s federal employer identification number, within three (3) days following Landlord’s request therefor. Tenant hereby represents and warrants to Landlord that Tenant’s federal employer tax identification number is 20-4898921.

Directory: 42. Landlord shall upon Tenant’s request, post on the Building’s directory (the “Directory”) Tenant’s name and a maximum of eight (8) individuals’ names who are officers or employees of Tenant. If Landlord shall list any individual or entity name other than that of Tenant, such listing shall neither grant such party any right or interest in this Lease and/or the demised premises, nor constitute Landlord’s consent to an assignment or sublease to, or occupancy by, such party. Such listing may be terminated by Landlord at any time in Landlord’s reasonable judgment, without prior notice, and Landlord may charge Tenant a reasonable charge for any changes in listings requested by Tenant.

See rider and exhibits attached hereto and hereby made a part hereof.

In Witness Whereof, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

55 WASHINGTON STREET LLC
By:	DW Associates, L.P., as managing member

By:

(Landlord)

ETSY, INC.

By:

(Tenant)

ACKNOWLEDGEMENT

STATE OF NEW YORK
SS.:
COUNTY OF Kings

On the 14th day of April in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared Maria Thomas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

SARAH M. FEINGOLD
Notary Public, State of New York No. 02FE6153435 Qualified in Monroe County Commission Expires October 02, 2010

NOTARY PUBLIC

LEASE FORM INDEX

Clause	Page	Clause	Page

Additional Covenants	6	Garbage	6

Alterations	4	Inability to Perform	12

As Is	3	Landlord’s Access to Demised Premises	5

Assignments & Subleases	9	Landlord’s Defaults	11

Bankruptcy	10	Laws, Compliance With	5

Base Rent	1	Memorandum of Lease	13

Building Alterations	7	No Waiver	11

Building Services	3	Notices	12

Captions & Counterparts	12	Partial Surrender	9

Casualty	8	Quiet Enjoyment	12

Consents and Approvals	12	Real Estate Taxes	3

Definitions, Successors & Assigns	12	Relocation	9

Demolition	9	Repairs	4

Directory	13	Rules and Regulations	7

Electricity	3	Security Deposit	2

Eminent Domain	8	Signs	6

End of Term	12	Subordination	10

Entire Agreement	13	Tenant Defaults	10

Estoppel Certificate	10	Tenant’s Insurance	7

Excavation Shoring	7	Use	1

Failure to Give Possession	3	Utilities & Other Services	3

Federal Tax Identification Number	13	Waiver of Trial by Jury	12

RIDER ATTACHED TO AND FORMING A PART OF LEASE DATED AS OF APRIL 14, 2009 BY AND BETWEEN 55 WASHINGTON STREET LLC (“LANDLORD”) AND ETSY, INC. (“TENANT”) FOR PREMISES KNOWN AS SUITE 512 IN THE BUILDING KNOWN AS 55 WASHINGTON STREET, BROOKLYN, NY

In the event of any inconsistency between the provisions of this rider and the provisions of the Lease to which this rider is attached, the provisions of this rider shall control.

43. Water Charges: If Tenant requires, uses or consumes water for any purpose in the demised premises other than ordinary lavatory purposes (of which fact Landlord shall be the sole judge), Landlord may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation. Throughout the duration of Tenant’s occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant’s own cost and expense. In the event Tenant fails to maintain the meter and installation equipment in good working order and repair (of which fact Landlord shall be the sole judge) Landlord may cause such meter and equipment to be replaced or repaired, and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed as shown on said meter as and when bills are rendered, and in the event Tenant defaults in the making of such payment, Landlord may pay such charges and collect the same from Tenant as additional rent. To the extent not included in the payment of Real Estate Taxes, Tenant covenants and agrees to pay, as additional rent, Tenant’s Percentage of the sewer rent, charge or any other tax, rent or levy above such amounts charged in the Base Tax Year which now or hereafter is assessed, imposed or a lien upon the demised premises, or the realty of which they are a part, pursuant to any law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, the water system or sewage or sewage connection or system. If the demised premises is supplied with water through a meter which measures the water consumption of other tenants as well as the demised premises, Tenant shall pay to Landlord, as additional rent, on the first day of each month, that portion of the meter charges that relate to Tenant’s use. Independently of, and in addition to, any of the remedies reserved to Landlord hereinabove or elsewhere in this Lease, Landlord may sue for and collect any monies to be paid by Tenant, or paid by Landlord, for any of the reasons or purposes hereinabove set forth.

44. Electric Current:

A. Supplementing Article 5 hereof, electricity shall be furnished to Tenant on a “submetering” basis. Tenant shall pay Landlord (or at Landlord’s option, Landlord’s agent) as additional rent within ten (10) days following demand made therefor for all electricity furnished to and/or consumed in the demised premises on a submetering basis from and after the date possession of the demised premises is delivered to Tenant at charges, terms and rates, including, without limitation, fuel adjustments and taxes, equal to the SC-4 rate for Consolidated Edison plus five percent (5%) for transmission line loss and other redistribution costs. If, in Landlord’s reasonable judgment, Tenant’s use shall require more than one (1) submeter in the demised premises, Landlord shall install additional submeter(s) in the demised premises at Tenant’s sole cost and expense. If there is more than one submeter in the demised premises, each meter may be computed and billed separately in accordance with the rates and terms set forth herein. If any tax is imposed upon Landlord’s receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any federal, state or municipal authority, Tenant covenants and

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agrees that where permitted by law, Tenant’s pro-rata share of such taxes shall be passed on to and included in the amount charged to, and paid by Tenant to Landlord as additional rent. If the demised premises’ submeters and/or the submeters are not functional, then for the period such meters are not functioning, the parties agree that, at Landlord’s option, Tenant’s annual actual cost for electricity shall be deemed to be a sum equal to $2.50 times the agreed rentable square foot area of the demised premises, changed in the same percentage as any increases in the cost to Landlord for electricity for the entire Building subsequent to January 1, 2009 because of electric rate, time of day charges, service classification or market price changes. Tenant, shall not, without Landlord’s prior written consent in each instance, connect any fixtures, appliances or equipment (other than a reasonable number of table and floor lamps, typewriters, personal computers, copy machines and similar small office machines used in modern day offices) to the Building’s electric distribution system nor make any alteration or addition to the electrical system of the demised premises. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord upon notice to Tenant, and all reasonable and out-of-pocket cost and expenses of Landlord in connection therewith shall be paid by Tenant as additional rent upon demand by Landlord.

B. Landlord reserves the right to discontinue furnishing electric current to Tenant on a submetering basis at any time upon not less than sixty (60) days’ notice to Tenant. If Landlord elects not to furnish electric current to Tenant on a submetering basis, Tenant shall arrange to obtain electric current directly from the public utility company supplying electric current to the Building; and in that event, all risers, equipment and other facilities which may be required for Tenant to obtain electric current directly from such public utility corporation and may already be in the Building, may be used by Tenant at no additional charge to Tenant. If Landlord exercises its right to discontinue furnishing electric current to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electric current to Tenant on a submetering basis; however, if Tenant is unable to obtain direct electric service by the effective date of such discontinuance, so long as Tenant continues to make reasonable efforts to obtain direct electric service, Landlord shall continue to provide electric service until Tenant has obtained direct electric service. If Landlord has discontinued electric service and, in Landlord’s reasonable judgment, additional risers are required in order to supply electricity to the demised premises, such risers shall be installed by Landlord at Landlord’s reasonable expense, and in any event, any such installation shall be maintained by Landlord, at its expense and shall be subject to such reasonable conditions as the utility company may require. Landlord’s election to not furnish electric current to Tenant shall not be deemed a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued.

45. Initial Work: Notwithstanding anything to the contrary contained herein, Landlord shall, at its expense, perform, or cause to be performed, the work set forth on Exhibit B attached hereto and hereby made a part hereof, except that Tenant acknowledges that Landlord shall not install the wooden floors or the acoustical treatment described in Exhibit B (such work is herein collectively referred to as “Landlord’s Work”). Landlord’s Work shall be performed in accordance with Legal Requirements using Building standard materials in a workmanlike manner. Tenant shall perform all other work (“Tenant’s Work”) necessary for it to use the demised premises as contemplated in this Lease and such work shall be performed in accordance with the Legal Requirements, at its sole expense, pursuant to plans, drawings and specifications therefor prepared by Tenant and submitted to, and approved by Landlord and subject to the terms of this Lease, including, without limitation, Article 10 hereof. If the substantial completion of

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the Landlord’s Work is delayed by reason of: (i) any act or omission of Tenant or any of its employees, agents or contractors; or (ii) any failure (not due to any act or omission of Landlord or any of its employees, agents or contractors) caused solely by Tenant or its agents to plan or execute Tenant’s Work (as hereafter defined) with reasonable speed and diligence, or (iii) any material changes by Tenant in the plans or specifications or any material changes or substitutions requested by Tenant; or (iv) Tenant’s failure to furnish plans, information, details and specifications Landlord requests from Tenant, or subsequent changes thereto; or (v) Tenant’s request for materials, finishes or installations other than Landlord’s standard as identified in Exhibit B hereto; or (vi) the performance or incompletion of work by a party employed or retained by Tenant; then Landlord’s Work shall be deemed substantially completed on the date when the same would have been substantially completed but for such delay and, in addition, Tenant shall pay to Landlord all costs and damages which Landlord may sustain by reason of such delay. Landlord agrees that it will use commercially reasonable efforts to complete the Landlord’s Work on or before the Commencement Date, provided that Tenant has satisfied the Documentary Requirements on or before April 15, 2009 and in such event, for each day after the Commencement Date that Landlord’s work has not been substantially completed, the Free Rent Period shall be extended by one day. If Tenant claims that some or all of Landlord’s Work have not been completed by Landlord upon the date Landlord notifies Tenant that Landlord has substantially completed Landlord’s Work, Tenant shall, within ten (10) days of said date (or ten (10) days following the date Tenant opens for the transaction of business, whichever date shall be sooner), submit to Landlord a written list of the Landlord’s Work that Tenant claims remains to be performed by Landlord, and Landlord shall have forty five (45) days thereafter to complete such work. If Landlord fails to complete such work, the sole remedy of Tenant shall be to complete such work and Tenant shall have the right to set off the reasonable cost thereof from the rent due Landlord in order to reimburse Tenant for the cost and expense of completion of the work. Upon written request of Landlord, Tenant will, within five (5) days following request, furnish to Landlord a written statement that Tenant is in occupancy of the demised premises, that Landlord’s Work has been completed in accordance with Landlord’s obligations or in lieu thereof, a list of the work Tenant claims to be incomplete.

46. Air Conditioning: Tenant shall, at its own cost and expense operate, maintain, clean, repair and replace the air conditioning system, equipment and facilities (hereinafter called the “AC System”) now or hereafter located in or servicing solely the demised premises (including, but not limited to, the periodic cleaning and/or replacements of filters, replacement of fuses and belts, the calibration of thermostats and all startup and shut down maintenance of the system, equipment and facilities) and provide a repair and maintenance contract in form reasonably satisfactory to Landlord with an air conditioning contractor or servicing organization approved by Landlord; provided, however, that Landlord may elect at any time to enter into a contract with an air conditioning contractor or servicing organization to provide repair and maintenance to the AC System (provided such contract or charges are commercially reasonable) in which event, Tenant shall pay Landlord for the cost of such contract as additional rent hereunder within ten (10) days following demand made therefor. At Landlord’s sole option, such contract may include other air conditioning systems, equipment and facilities, in which event, Tenant shall pay Landlord within ten (10) days following demand therefor for the cost of such contract to the extent that it relates to the AC System, as additional rent hereunder. If any permit or license is required for the operation of the AC System, such license or permit shall be in place as of the Commencement Date and Tenant shall, at Tenant’s expense, thereafter obtain and maintain any such permit or license unless Landlord elects to obtain the same on Tenant’s behalf and at Tenant’s expense. Any additions or other alterations to the AC System shall require Landlord’s

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prior written consent pursuant to Article 10 hereof and the consent of the contractor with a contract covering maintenance of the AC System. The electricity furnished to and/or consumed by the AC System shall be paid for by Tenant in accordance with Article 44 hereof.

47. Cleaning/Trash Services: Tenant shall obtain and pay for cleaning services for the demised premises at Tenant’s sole cost and expense. Tenant shall pay Landlord $245.30 per month as additional rent hereunder on or before the first (1st) day of each month during the Term hereof and during all additional periods Tenant is in possession of the demised premises and/or in occupancy of the demised premises for ordinary office trash collection from a location designated by Landlord, subject to reasonable adjustment from time to time, to reflect Landlord’s standard trash collection charges based upon the relative size of the space occupied by a tenant.

48. Adjacent Unit Option: “Adjacent Unit” means Suite 508 in the Building, which premises is in the approximate location shown on Exhibit C attached hereto and hereby made a part hereof. Provided that Tenant is not in default beyond applicable notice and cure periods (the “Option Requirement”), then Tenant shall have the option to add the Adjacent Unit to the demised premises for the remainder of the term of this Lease commencing on February 1, 2011, upon the same terms and conditions provided herein, except that (a) the term “Tenant’s Percentage” shall be amended to be 6.312%, (b) the monthly additional rent charge for ordinary office trash collection pursuant to Article 47 of the Lease shall be amended so that it shall be $354.57 per month and (c) the annual base rent payable under Article 2 of the Lease shall be amended so that commencing on February 1, 2011 and thereafter during the balance of the term of the Lease it shall be as follows (dates inclusive):

February 1, 2011 to July 31, 2011:	$513,767.10/year — $42,813.93/month
August 1, 2011 to July 31,2012:	$529,180.11/year — $44,098.34/month
August 1, 2012 to July 31, 2013:	$545,055.52/year — $45,421.29/month
August 1, 2013 to July 31, 2014:	$561,407.18/year — $46,738.93/month
August 1, 2014 to July 31, 2015:	$620,775.32/year — $51,731.28/month
August 1, 2015 to July 31, 2016:	$637,846.64/year — $53,153.89/month

If the Option Requirement is not met, then the option to add the Adjacent Unit to the demised premises shall be deemed waived. Tenant shall give written notice to Landlord on or before September 1, 2010 to elect to add the Adjacent Unit to the demised premises, or such option shall be deemed waived. Tenant’s offer to add the Adjacent Unit to the demised premises shall be for the premises in “as is” condition for a term corresponding to the balance of the term of this Lease except that the Adjacent Unit shall be delivered free and clear of all occupants. Additional Rent as it relates to the Adjacent Unit with respect to the increase in Real Estate Taxes shall not be due for the period prior to July 1, 2011. If the option to add the Adjacent Unit to the demised premises shall be duly and timely exercised, the parties will, at the request of either, execute an agreement in form for recording, evidencing such addition to the demised premises and modifying the Lease as described in (a), (b) and (c) above.

49. Option to Renew:

A. Tenant shall have the option to extend the term of this Lease for an additional term of FIVE (5) years (such five (5) year period commencing August 1, 2016 and ending on July 31, 2021 (dates inclusive) being the “Renewal Period”), upon the same terms and conditions as provided herein except that (i) Tenant shall not have an option to add the Adjacent Unit to the demised premises and (ii) the annual base rent payable during the Renewal Period shall be as set forth in this Agreement, and except that Tenant shall have no further extension options; provided

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that the Option Requirement is met. If all of the aforesaid conditions are not met, then the option to extend the term of this Lease shall be deemed waived. Tenant shall give written notice to Landlord on or before November 1, 2015 of its election to extend the term of this Lease, or such option shall be deemed waived. If the extension option shall be duly and timely exercised, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension and all references in this Lease to the term hereof shall be deemed to mean the term as so extended, except where expressly otherwise provided. If the term of this Lease is duly extended as herein provided and Tenant failed to timely exercise Tenant’s option for the Adjacent Unit (i.e., the demised premises consists of Suite 512 only), then the annual base rent payable by Tenant under the Lease shall be amended so that during the Renewal Period it shall be as follows:

the greater of (i) the Fair Market Rental (hereinafter defined) for the demised premises for the Renewal Period or (ii) $37,551.86 for the first year of the Renewal Period, $38,678.42 for the second year of the Renewal Period, $39,838.77 for the third year of the Renewal Period, $41,033.94 for the fourth year of the Renewal Period and $42,264.95 for the last year of the Renewal Period.

If, however, the term of this Lease is duly extended as herein provided and Tenant timely exercise Tenant’s option for the Adjacent Unit (i.e., the demised premises consists of Suite 512 and Suite 508), then the annual base rent payable by Tenant under the Lease shall be amended so that during the Renewal Period it shall be as follows:

the greater of (i) the Fair Market Rental (hereinafter defined) for the demised premises for the Renewal Period or (ii) $54,748.51 for the first year of the Renewal Period, $56,390.96 for the second year of the Renewal Period, $58,082.69 for the third year of the Renewal Period, $59,825.17 for the fourth year of the Renewal Period and $61,619.93 for the last year of the Renewal Period.

“Fair Market Rental” means the highest annual base rent which Landlord could reasonably expect to obtain from a third party for the demised premises as of November 1, 2015 if Landlord put the demised premises on the market for lease in its “as is” condition for a term corresponding to the applicable extension term including annual increases in base rent of 3% per annum in the annual base rent and taking into account the fact that the Base Tax Year will not be modified during the Renewal Period. If Tenant duly elects to extend the term of this Lease and Landlord and Tenant are unable to reach a written agreement as to the Fair Market Rental on or before January 1, 2016, such dispute shall be resolved exclusively by resort to the “Arbitration” (as defined below). If Tenant duly elects to extend the term of this Lease and the Fair Market Rental is not determined by Arbitration or by written agreement of Landlord and Tenant on or before July 31, 2016, then the annual base rent payable under the Lease shall be (i) $450,314.48 payable in equal monthly installments of $37,526.21 in the event Tenant failed to timely exercise its option to add the Adjacent Unit to the demised premises or (ii) 656,982.08 payable in equal monthly installments of 54,748.51 in the event Tenant timely exercised its option to add the Adjacent Unit to the demised premises, during the period commencing on August 1, 2016 and ending on the earlier of: that date a written agreement is signed and delivered by Landlord and Tenant as to the annual base rent for the Renewal Period or that date upon which the annual base rent is finally determined by Arbitration as set forth in the following paragraph; provided, however, that when the annual base rent for the Renewal Period is finally determined by written agreement or by Arbitration, then the Lease shall be retroactively amended so that the annual

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base rent during the Renewal Period shall be as determined in accordance with the first sentence of this paragraph and Tenant shall pay within ten (10) days following the date the annual base rent is finally determined pursuant to the first sentence of this paragraph any amounts owed as annual base rent.

B. The “Arbitration” shall operate as described in this paragraph. If by January 1, 2016 Landlord and Tenant have failed to reach a written agreement on the Fair Market Rental, then on or before January 15, 2016: Landlord shall choose (and pay the costs of) a person who is then (and for the previous ten years has been) a licensed real estate broker engaged in leasing offices located in downtown Brooklyn and D.U.M.B.O. (and obtain the acceptance of the person chosen) to act as one of the arbitrators, Tenant shall choose (and pay the costs of) a person who is then (and for the previous ten years has been) a licensed real estate broker engaged in leasing offices located in downtown Brooklyn and D.U.M.B.O. (and obtain the acceptance of the person chosen) to act as one of the arbitrators, and each party shall notify the other of the name, address and telephone number of the person who has been selected by it and has agreed with it to act as an arbitrator. If either Landlord or Tenant does not obtain the acceptance of a person satisfying the aforesaid qualifications to act as an arbitrator on its behalf and notify the other party of the contact information for such a person on or before January 15, 2016, then the other party may have the American Arbitration Association appoint an arbitrator, at the party lacking an arbitrator’s expense. The two arbitrators shall endeavor to reach an agreement as to what the Fair Market Rental should be; and if the two arbitrators cannot agree in writing on what the Fair Market Rental should be on or prior to February 28, 2016, they shall choose a third person (who is a licensed commercial real estate broker for at least ten years engaged in leasing office space in downtown Brooklyn and D.U.M.B.O.) mutually acceptable to them (and obtain the acceptance of such selection from the person they have selected) to act as the third arbitrator. If the two arbitrators cannot agree as to whom the third arbitrator shall be or if they are unable to obtain the acceptance of a third arbitrator prior to March 30, 2016, then Landlord or Tenant may have the American Arbitration Association appoint a third arbitrator. Landlord and Tenant shall split equally the costs of the third arbitrator. The arbitrators selected by Landlord and Tenant shall each prepare their own determination of the figure (the “Proposed Determination”) that should be the Fair Market Rental and submit their respective Proposed Determinations in writing to the third arbitrator within ten (10) days after the third arbitrator is chosen. If a determination is not submitted to the third arbitrator by Landlord or Tenant within said ten (10) days, then the Proposed Determination for such arbitrator shall be deemed to be (i) $460,000.00 for the first year of the Renewal Period in the event Tenant failed to timely exercise Tenant’s option to add the Adjacent Unit to the demised premises or (ii) $665,000.00 for the first year of the Renewal Period in the event Tenant timely exercised Tenant’s option to add the Adjacent Unit to the demised premises, with 3% compounded annual increases thereafter for the annual base rent and the other business terms shall be as they were in the last year of the term of this Lease. The third arbitrator shall meet with the first two arbitrators to review and discuss the Proposed Determination submitted by each of them or deemed to have been submitted by each of them, and promptly thereafter issue his or her own determination in writing to Landlord and Tenant. The determination of the third arbitrator shall be made on the basis of which Proposed Determination is closest to what the third arbitrator believes the Fair Market Rental should be, and such determination of the third arbitrator must be made only by his or her selecting one of the Proposed Determinations submitted or deemed to have been submitted by the other arbitrators. The determination of the third arbitrator (or the determination mutually agreed to by the first two arbitrators, if such written agreement is reached by them before the selection of a third arbitrator is required) shall be binding and conclusive on Landlord and Tenant subject to the final determination reached by Arbitration or mutual agreement of the first two arbitrators not being less than that described in the last sentence of the previous paragraph of this Article.

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50. Broker: Tenant warrants and represents to Landlord that Tenant has not had any conversations, correspondence or dealings with any real estate broker, agent or finder in connection with this Lease and/or concerning the renting or leasing of premises located in the Building other than Cushman & Wakefield, having an office at 51 West 52nd Street, New York, New York 10019 (“Broker”) and Tenant covenants and agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder other than Broker in connection with this Lease and/or concerning the renting or leasing of premises located in the Building due to conversations, correspondence or dealings of Tenant with the claimant. Landlord shall pay Broker any commission which may be payable with respect to this Lease pursuant to a separate agreement.

51. ICIP/CEP/ECSP:

A. Tenant’s percentage share of the Building is: 4.367%. Landlord and Tenant acknowledge that Landlord may apply for or has already applied for a certificate of eligibility from the Department of Finance of the City of New York determining that Landlord is eligible to apply for exemption from tax payments for the Building pursuant to the provisions of Section 11-256 through 11-267 (the “ICIP Program”) of the Administrative Code of the City of New York and the regulations promulgated pursuant to the ICIP Program. Any such tax exemption for the Building is referred to as “Tax Exemption” and the period of such Tax Exemption is referred to as the “Tax Exemption Period”. Landlord agrees that Tenant shall not be required to (a) pay Taxes or charges which become due because of the willful neglect or fraud by Landlord in connection with the ICIP Program or (b) otherwise relieve or indemnify Landlord from any personal liability arising under the ICIP Program, except where imposition of such Taxes, charges or liability is occasioned by actions of Tenant in violation of this Lease. Tenant agrees (i) to report to Landlord, as often as is necessary under such regulations, the number of workers engaged in employment in the demised premises, the nature of each worker’s employment and the residency of each worker and to provide access to the demised premises by employees and agents of the Department of Finance of the City of New York at all reasonable times at the request of Landlord, (ii) that any work performed by Tenant or any person or entity claiming through or under Tenant shall be subject to the requirements of Executive Order No. 50 (April 25, 1980) and the Rules and Regulations promulgated thereunder (collectively, “EO 50”) and the ICIP Program and (iii) that Tenant will comply with and cause its general contractor, construction manager, and all other subcontractors (collectively, the “Contractors”) to comply with EO 50 and the ICIP Program. Tenant represents to the Landlord that, within the seven (7) years immediately preceding the date of this Lease, Tenant has not been adjudged by a court of competent jurisdiction to have been guilty of (x) an act, with respect to a building, which is made a crime under the provisions of Article 150 of the Penal Law of the State of New York or any similar law of another state, or (y) any act made a crime or violation by the provisions of Section 235 of the Real Property Law of the State of New York, nor is any charge for a violation of such laws presently pending against Tenant. Upon request of Landlord, from time to time, Tenant agrees to update said representation when required because of the ICIP Program and regulations thereunder. Tenant further agrees to cooperate with Landlord in compliance with such ICIP Program and regulations to aid Landlord in obtaining and maintaining the Tax Exemption and, if requested by Landlord, to post a notice in a conspicuous place in the demised premises and to publish a notice in a newspaper of general circulation in the City of New York, in such form as

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shall be prescribed by the Department of Finance stating that persons having information concerning any violation by Tenant of Section 235 of the Real Property Law or any Section of Article 150 of the Penal Law or any similar law of another jurisdiction may submit such information to the Department of Finance to be considered in determining Landlord’s eligibility for benefits. Tenant acknowledges that its obligations may be greater if Landlord fails to obtain a Tax Exemption, and agrees that Landlord shall have no liability to Tenant nor shall Tenant be entitled to any abatement or diminution of rent if Landlord fails to obtain a Tax Exemption.

B. Landlord has applied or may hereafter apply to make the demised premises eligible for the New York City Commercial Enhancement Program (“CEP”). If Tenant is deemed eligible for CEP, any reduction in real property taxes on the Tenant’s Percentage thereof will be passed through to the Tenant after deducting the fee payable in connection with the CEP application. Tenant understands that the minimum required expenditure for any given space to be eligible for CEP is $2.50 per square foot or $25 per square foot, depending on the length and nature of this Lease. Tenant also understands that all abatements granted under CEP are contingent upon Landlord’s payment of real estate taxes, water or sewer charges, and/or other lienable charges during the benefit period. Benefits will be revoked if such charges are not paid as provided in the relevant law.

C. Tenant agrees to submit a complete Energy Cost Savings Program (“ECSP”) application to the New York City Department of Business Services (“DBS”) as directed by Landlord or Landlord’s representative. Tenant agrees to comply with ECSP and DBS rules and regulations regarding same. This includes the submission of all appropriate documentation required for the ECSP approval including, but not limited to, one week of payroll information current at the time of application submittal, disclosing the identity of all company principals, and the like. Landlord will cooperate with Tenant’s application process as it may pertain to the supplying of Landlord requisite information. If Tenant has an existing lease at the time of ECSP building approval, it must submit the completed ECSP application to DBS within ninety (90) days of such approval and notification by Landlord.

D. In no event shall Landlord have any liability to Tenant if Landlord fails to obtain the benefits, in whole or in part, of any tax abatement, credit or exemption described in this Article or otherwise.

52. Green Clause

A.	Tenant, recognizing that the Landlord has made efforts and is continuing to make efforts to cause the Building to be “green” and/or environmentally friendly, and as a special inducement to Landlord to enter into this Lease, covenants and agrees to comply with the following:

a.	Landlord shall initially install in connection with Landlord’s Work and thereafter Tenant shall cause all light bulbs in the demised premises to be replaced with Energy Star qualified light bulbs and agrees to dispose of all light bulbs in accordance with Legal Requirements;

b.	In the event Tenant is permitted to install light fixtures, bulbs and other lighting equipment pursuant to this Lease (a) Tenant shall be required to install infrared/sensor energy saver light switches; (b) all such lighting equipment will be Energy Star qualified and (c) all such lighting equipment shall be disposed of in accordance with Legal Requirements;

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c.	Tenant shall make reasonable efforts to turn off any lights in the demised premises when such lights are not in use;

d.	Tenant shall make reasonable efforts to clean the filter in the air conditioning unit(s) located in the demised premises at least four (4) times per calendar year;

e.	Tenant shall use and cause Tenant’s cleaning contractor, if any, to use “green” or eco-friendly, non-toxic cleaning products to clean the demised premises;

f.	Tenant acknowledges that smoking within the demised premises or the Building is expressly prohibited by Landlord and by Legal Requirements and hereby agrees that neither Tenant, nor its agents, contractors, employees or invitees shall be permitted to smoke in the demised premises or the Building; and

g.	Tenant shall make reasonable efforts to reduce the need for air conditioning which efforts may include the use of fans in the demised premises and/or the installation of blinds on the windows of the demised premises; provided however, that Tenant obtains Landlord’s approval for such installation, to the extent required in this Lease.

B.	Tenant acknowledges that any failure by Tenant to comply with the provisions of this Article 52 shall constitute a default which shall be subject to the provisions of Article 28 of this Lease. Additionally, Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this Article 52, and, at Tenant’s sole cost and expense, shall indemnify, defend and hold Landlord harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

END OF RIDER

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Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

Exhibit “B”

Landlord’s Work

Exhibit “B” cont’d.

Exhibit “B” cont’d.

Exhibit “B” cont’d.

Exhibit “C”

Diagram of the Adjacent Unit

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

LEASE AMENDMENT

AGREEMENT, made as of the 1st day of December, 2009, between 55 WASHINGTON STREET, LLC, a limited liability company, having an office c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, New York, New York 11201 (hereinafter “Landlord”), and ETSY, INC., a Delaware corporation, qualified to do business in the state of New York, having an office at 55 Washington Street, Suite 512, Brooklyn, New York 11201 (hereinafter “Tenant”).

W I T N E S S E T H :

WHEREAS Landlord and Tenant entered into that certain lease dated as of April 14, 2009 with respect to certain premises known as Suite 512 located in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York (with such lease being hereinafter referred to as the “Lease”), and

WHEREAS the parties now desire to modify the Lease in certain respects, as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

FIRST: Unless the context otherwise clearly indicates a contrary intent or unless specifically provided herein, each term used in this Agreement which is defined in the Lease shall be deemed to have the meaning ascribed to such term in the Lease.

SECOND: Effective as of December 1, 2009, Article 48 of the Lease shall be amended so that the term “Adjacent Unit” shall mean Suite 501 in the Building and all references throughout the Lease to the Adjacent Unit shall mean Suite 501 in the Building, Further, Exhibit C attached to the Lease shall hereby be deleted and the Exhibit C attached hereto shall be substituted in lieu thereof.

THIRD: Tenant warrants and represents to Landlord that it has not dealt with any real estate broker, agent or finder in connection with the transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder with respect to this Agreement or the negotiation of the terms thereof due to the dealings of Tenant with the claimant.

FOURTH: This Agreement may not be changed, modified or cancelled orally, Except as hereinabove modified and amended, and as so modified and amended, the Lease is hereby ratified and confirmed in all respects and shall be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dale and year first above written.

55 WASHINGTON STREET LLC
By: DW Associates, L.P.

By:

(“Landlord”)

SARAH M. FEINGOLD Notary Public, State of New York No. 02FE6153435 Qualified in Monroe County Commission Expires October 02, 2010	ETSY, INC.

By:

(“Tenant”)

State of New York
} SS:
County of Kings

On the 1st day of December in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Chad Dickerson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SARAH M. FEINGOLD Notary Public, State of New York No. 02FE6153435 Qualified in Monroe County Commission Expires October 02, 2010

2

Exhibit “C”

Diagram of the Adjacent Unit

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

DEAL SHEET – Additional Space and extension

Current Premises:	55 Washington Street, Brooklyn, Suite 512 (approx. 14,718rsf) and Suite 500 (approx. 1,686rsf) - TOTAL rsf of 16,404rsf.

Additional Premises:	Suite 501 (approx. 6,556rsf) for a NEW TOTAL of 22,960rsf

Tenant:	Etsy, Inc.

Guarantor:	None

Rent for Suite 501:	$158,382.59/yr — $13,198.55/mo. ($24.16/rsf)

New Rent:	8/15/10 – 7/31/11:	$552,167.10/yr — $46,013.93/mo.
	8/1/11 – 7/31/12:	$568,732.11,/yr — $47,344.34/mo.
	8/1/12 – 7/31/13:	$585,794.07/yr — $48,816.17/mo.
	8/1/13 – 7/31/14:	$603,367.89/yr — $50,280.66/mo.
	8/1/14 – 7/31/15:	$667,447.20/yr — $55,620.60/mo.
	8/1/15 – 7/31/16:	$687,470.62/yr — $57,289.22/mo.

Rent Credit:	Tenant to receive a rent credit in the amount of $22,198.55 to be applied in two installments; one in the amount of $13,198.55 towards August 2010 and the second in the amount of $9,000.00 towards September 2010.

Real Estate Taxes:	As of 8/15/10 new % is 6.813%

trash charge:	As of 8/15/10 new is $382.67

Heat:	included

Electric:	same as current

Security Deposit:	We currently have $320,000.00 that is to be reduced on 12/31/10 so we will change the amount of which the security will be reduced to; $303,601.45 on 12/1/10, $286,686.91 on 12/1/11 and $269,137.36 on 12/1/12.

Landlord’s Work:	See attached exhibit B

Lease:	E-mail the lease to ******** @etsy.com

Exhibit “B”

Landlord’s Work

Landlord will do the following work once at Landlord’s expense promptly after the date hereof and shall substantially complete the same by the Commencement Date subject only to force majeure:

1. Paint all interior walls of the demised premises with two (2) coats of Building standard white paint

2. Supply and install separate Building standard electrical meter and Building standard: circuit breaker box, electrical outlets, voice and data outlets and light fixtures within the demised premises.

3. Supply and install Building standard perimeter baseboard heating and thermostatic valve(s).

4. Supply and install a Building standard ceiling mounted air-conditioning system in the demised premises and do the ductwork and distribution.

The foregoing work will be performed by contractors selected by Landlord, using materials, methods and procedures standard to the Building. Any work not expressly specified herein and any work necessary to have the demised premises comply with codes attributable to Tenant’s particular manner of use of the demised premises shall be furnished and installed at Tenant’s cost and expense. The cost of any Tenant extras shall be payable simultaneously with the authorization by Tenant of such extra work. Any existing construction shall be accepted by Tenant in “as is” condition.

LEASE AMENDMENT

AGREEMENT, made as of the 1st day of March, 2010, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, Brooklyn, New York 11201, (“Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an address of 55 Washington Street, Suite 512, Brooklyn, New York 11201 (“Tenant”).

W I T N E S S E T H :

WHEREAS Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Original Lease”) covering certain premises known as Suite 512 (“Original Premises”) more particularly described in the Original Lease and located on the fifth (5th) floor in the building known as 55 Washington Street, Brooklyn, New York; and

WHEREAS by that certain lease amendment dated as of December 1, 2009 (the “First Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects (the Original Lease and the First Amendment are hereinafter collectively referred to as the “Lease”); and

WHEREAS Tenant is desirous of leasing from Landlord, on a temporary basis, certain additional premises known as Suite 500 located in the Building and whereas Landlord is desirous of leasing Suite 500 to Tenant, on a temporary basis, subject to the provisions, conditions, covenants and agreements set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Each term used in this Agreement shall have the meaning ascribed to such term in the Lease, except as expressly amended herein.

SECOND: From April 1, 2010 to March 31, 2011 (the “Temporary Period”), Landlord leases to Tenant and Tenant leases from Landlord certain premises known as Suite 500 located on the fifth (5th) floor of the Building (hereinafter referred to as the “Temporary Premises”) which premises are located substantially in the location shown hatched on the plan attached hereto as “Exhibit A” and hereby made a part hereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Temporary Premises except as is herein specifically set forth, and Tenant specifically acknowledges that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Temporary Premises and Tenant agrees to accept the Temporary Premises “as is” (it being understood that the parties agree that Exhibit B attached to the Original Lease shall not apply to the Temporary Premises). Notwithstanding anything to the contrary contained herein, Landlord shall, at its expense, perform, or cause to be performed all work necessary to (i) install two (2) window air-conditioning units, (ii) build one (1) conference room with sheetrock walls in the location shown on Exhibit D which is attached hereto and made a part hereof, and (iii) install one (1) door in the location shown on Exhibit D (such work is herein collectively referred to as “Landlord’s Temporary Premises Work”).

THIRD: Prior to April 1, 2010, Tenant shall deliver to Landlord insurance satisfying the provisions of the Lease covering the Temporary Premises.

FOURTH: During the Temporary Period and all additional days the Temporary Premises is in Tenant’s possession (i) the term “demised premises” shall be deemed to refer to the Original Premises and the Temporary Premises and the plan attached to the Lease as Exhibit A is deleted therefrom and the plan attached hereto as Exhibit A is substituted in lieu thereof; (ii) the term “Tenant’s Percentage” as defined in Article 4 and Article 51 of the Lease shall be amended to be 4.868%; and (iii) the monthly additional rent charge for ordinary office trash collection payable pursuant to Article 47 of the Lease shall be $273.40.

FIFTH: During the balance of the term of the Lease after the Temporary Period and after the Temporary Premises is no longer in tenant’s possession (i) the term “demised premises” shall be deemed to refer to the Original Premises and the plan then attached to the Lease as Exhibit A shall be deleted therefrom and the plan attached hereto as Exhibit E is substituted in lieu thereof; (ii) the term “Tenant’s Percentage” as defined in Article 4 and Article 51 of the Lease shall be amended to be 4.367%; and (iii) the monthly additional rent charge for ordinary office trash collection payable pursuant to Article 47 of the Lease shall be $245.30.

1

SIXTH: As of the date hereof, the annual base rent payable under Article 2 of the Lease is hereby amended so that commencing on April 1, 2010 and thereafter during the balance of the term of the Lease it shall be as follows (dates inclusive):

April 1, 2010 to July 31, 2010: $384,273.00/year — $32,022.75/month

August 1, 2010 to March 31, 2011: $393,784.51/year — $32,815.38/month

April 1, 2011 to July 31, 2011: $355,384.51/year — $29,615.38/month

August 1, 2011 to July 31, 2012: $365,157.58/year — $30,429.80/month

August 1, 2012 to July 31, 2013: $375,199.41/year — $31,266.62/month

August 1, 2013 to July 31, 2014: $385,517.39/year — $32,126.45/month

August 1, 2014 to July 31, 2015: $425,497.38/year — $35,458.12/month

August 1, 2015 to July 31, 2016: $437,198.56/year — $36,433.21/month

SEVENTH: Tenant warrants and represents to Landlord that it has not dealt with any real estate broker, agent or finder in connection with the leasing of the Temporary Premises and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder with respect to this Agreement, the Temporary Premises or the negotiation of the terms hereof due to the dealings of Tenant with the claimant.

EIGHTH: Except as expressly modified and amended herein, and as so modified and amended, the Lease is hereby ratified and confirmed in all respects and shall be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

55 WASHINGTON STREET LLC
By:	DW Associates, L.P., as managing member

By:

(Landlord)

ETSY INC.

By:

(Tenant)

State of New York
} SS:
County of Kings

On the 17th day of March in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Jesse H Hertzberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

ELIZABETH J. COTTRILL Notary Public - State of New York No. 01CO6181901 Qualified in New York County My Commission Expires February 11, 2012	Notary Public

2

Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

Exhibit “D”

Landlord’s Temporary Premises Work

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

Exhibit “E”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

LEASE AMENDMENT

AGREEMENT, made as of the 1st day of April, 2010, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, Brooklyn, New York 11201, (“Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an address of 55 Washington Street, Suite 512, Brooklyn, New York 11201 (“Tenant”).

W I T N E S S E T H :

WHEREAS Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Original Lease”) covering certain premises known as Suite 512 (“Original Premises”) more particularly described in the Original Lease and located on the fifth (5th) floor in the building known as 55 Washington Street, Brooklyn, New York; and

WHEREAS by that certain lease amendment dated as of December 1, 2009 (the “First Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”) by and between Landlord and Tenant, Tenant added certain temporary additional space to the demised premises ((the Original Lease, the First Amendment and the Second Amendment are hereinafter collectively referred to as the “Lease”); and

WHEREAS Tenant is desirous of modifying the Lease to permit Tenant’s use of a stove in the demised premises subject to the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Each term used in this Agreement shall have the meaning ascribed to such term in the Lease, except as expressly amended herein.

SECOND: The Lease shall hereby be amended by added the following Article 53 thereto:

53. Use of Stove: Notwithstanding anything to the contrary contained herein, Tenant shall, at Tenant’s sole cost and expense, be permitted to install an electric induction range with a convection oven (the “Stove”) within Suite 512; provided however, that (i) the Stove shall only be used by Tenant’s caterer to heat meals for Tenant’s employees not more than ten (10) times each month, (ii) Tenant must comply with all Legal Requirements, including without limitation, any requirements of the Fire Department and/or Department of Buildings with respect to the installation and use of the Stove, which may include, without limitation, Tenant’s installation of a fan or other ventilation system as may be necessary in order to comply with Legal Requirements, (iii) Tenant shall be solely responsible for obtaining any licenses or permits required for the installation and/or use of the Stove and (iv) Landlord has the right, at Tenant’s sole cost and expense, to remove, or cause Tenant to remove, the Stove at any time Landlord believes such removal is necessary for any reason.

THIRD: Tenant warrants and represents to Landlord that it has not dealt with any real estate broker, agent or finder in connection with the terms described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder with respect to this Agreement or the negotiation of the terms hereof due to the dealings of Tenant with the claimant.

FOURTH: Except as expressly modified and amended herein, and as so modified and amended, the Lease is hereby ratified and confirmed in all respects and shall be binding upon the parties hereto and their respective successors and assigns.

1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

55 WASHINGTON STREET LLC
By:	DW Associates, L.P., as managing member

By:

(Landlord)

ETSY INC.

By:

(Tenant)

State of New York
} SS:
County of Kings

On the 7th day of April in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Jesse Hertzberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Natalie Ungari Attorney & Counselor at Law State of New York No. 02UN6193020 Qualified in Kings County Term Expires September 8, 2012	Notary Public

2

LEASE AMENDMENT

AGREEMENT, made as of the 15th day of July, 2010, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, Brooklyn, New York 11201, (“Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an address of 55 Washington Street, Suite 512, Brooklyn, New York 11201 (“Tenant”).

W I T N E S S E T H :

WHEREAS Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Original Lease”) covering certain premises known as Suite 512 (“Original Premises”) more particularly described in the Original Lease and located on the fifth (5th) floor in the building known as 55 Washington Street, Brooklyn, New York; and

WHEREAS by that certain lease amendment dated as of December 1, 2009 (the “First Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”) by and between Landlord and Tenant, Tenant temporarily leased certain additional premises in the Building known as Suite 500 (the “Temporary Premises”) (the Original Lease, the First Amendment and the Second Amendment are hereinafter collectively referred to as the “Lease”); and

WHEREAS Tenant is desirous of extending the term of the Lease for the Temporary Premises and leasing from Landlord certain additional premises known as Suite 501 located in the Building and whereas Landlord is desirous of leasing Suite 500 to Tenant, subject to the provisions, conditions, covenants and agreements set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Each term used in this Agreement shall have the meaning ascribed to such term in the Lease, except as expressly amended herein.

SECOND: The term of the Lease is hereby extended, for the Temporary Premises only, upon the same terms, covenants and conditions set forth in the Lease, except as expressly amended herein, for approximately five (5) years and four (4) months so that it shall expire on July 31, 2016, unless sooner terminated, upon the terms set forth herein. Tenant hereby acknowledges that it has no right to extend the term of the Lease beyond July 31, 2016.

SECOND: From and after September 15, 2010, Landlord leases to Tenant and Tenant leases from Landlord certain premises known as Suite 501 located on the fifth (5th) floor of the Building (hereinafter referred to as the “Additional Premises”) which premises are located substantially in the location shown hatched on the plan attached hereto as “Exhibit A” and hereby made a part hereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Additional Premises except as is herein specifically set forth, and Tenant specifically acknowledges that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Additional Premises and Tenant agrees to accept the Additional Premises “as is”. Notwithstanding anything to the contrary contained herein, Landlord shall, at its expense, perform, or cause to be performed all work necessary to complete all work as shown on Exhibit B which is attached hereto and made a part hereof (such work is herein referred to as “Landlord’s Additional Premises Work”).

THIRD: Prior to September 15, 2010, Tenant shall deliver to Landlord insurance satisfying the provisions of the Lease covering the Additional Premises.

FOURTH: From September 15, 2010 to July 31, 2016 (i) the term “demised premises” shall be deemed to refer to the Original Premises, the Temporary Premises and the Additional Premises and the plan attached to the Lease as Exhibit A is deleted therefrom and the plan attached hereto as Exhibit A is substituted in lieu thereof; (ii) the term “Tenant’s Percentage” as defined in Article 4 and Article 51 of the Lease shall be amended to be 6.813%; and (iii) the monthly additional rent charge for ordinary office trash collection payable pursuant to Article 47 of the Lease shall be $382.67.

1

FIFTH: As of the date hereof, the annual base rent payable under Article 2 of the Lease is hereby amended so that commencing on September 15, 2010 and thereafter during the balance of the term of the Lease it shall be as follows (dates inclusive):

September 15, 2010 to July 31, 2011: $552,167.10/year — $46,013.93/month

August 1, 2011 to July 31, 2012: $568,732.11/year — $47,344.34/month

August 1, 2012 to July 31, 2013: $585,794.07/year — $48,816.17/month

August 1, 2013 to July 31, 2014: $603,367.89/year — $50,280.66/month

August 1, 2014 to July 31, 2015: $667,447.20/year — $55,620.60/month

August 1, 2015 to July 31, 2016: $687,470.62/year — $57,289.22/month

SIXTH: Provided Tenant is not in default under its obligations under this Lease on September 1, 2010, October 1, 2010 and November 1, 2010, Tenant shall be entitled to a rent credit in the sum of $34,000.00 which shall be applied by Landlord in three (3) installments; two (2) installments of $12,500.00 against the monthly installments of the annual base rent payable under this Lease with respect to September 2010 and October 2010 and one (1) installment of $9,000.00 against the annual base rent payable under this Lease with respect to November 2010. In no event shall the rent credit payable under this paragraph exceed $34,000.00. Notwithstanding the foregoing, if, prior to the Expiration Date (as the same may be amended from time to time), the demised premises are surrendered by Tenant or if Landlord obtains possession of the demised premises prior to the Expiration Date due to default(s) by Tenant under this Lease, then, in either case, Tenant shall immediately pay Landlord $34,000.00 as additional rent hereunder and such payment obligation shall expressly survive the expiration or termination of this Lease.

SEVENTH: Article 3 of the Lease is hereby amended from and after the date hereof, so that if (i) Tenant is not then in default hereunder and has not been in default beyond applicable notice and cure periods from the Commencement Date and their shall not have occurred an event which, with the giving of notice or passage of time, shall constitute a default by Tenant under this Lease, Tenant shall be permitted to reduce the security deposit to $303,601.45 as of December 1, 2010, (ii) Tenant is not then in default hereunder and has not been in default beyond applicable notice and cure periods and their shall not have occurred an event which, with the giving of notice or passage of time, shall constitute a default by Tenant under this Lease, Tenant shall be permitted to further reduce the security deposit to $286,686.91 as of December 1, 2011 and (iii) Tenant is not then in default hereunder and has not been in default beyond any applicable notice and cure periods and their shall not have occurred an event which, with the giving of notice or passage of time, shall constitute a default by Tenant under this Lease, Tenant shall be permitted to reduce the security deposit to $269,137.36 as of December 1, 2012.

EIGHTH: Tenant warrants and represents to Landlord that it has not dealt with any real estate broker, agent or finder in connection with the leasing of the Additional Premises and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder with respect to this Agreement, the Additional Premises or the negotiation of the terms hereof due to the dealings of Tenant with the claimant.

NINTH: Except as expressly modified and amended herein, and as so modified and amended, the Lease is hereby ratified and confirmed in all respects and shall be binding upon the parties hereto and their respective successors and assigns.

2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

55 WASHINGTON STREET LLC
By:	DW Associates, L.P., as managing member

By:

(Landlord)

ETSY INC.

By:

(Tenant)

State of New York
} SS:
County of Kings

On the 10th day of August in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Sinohe Terrero, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SARAH M. FEINGOLD
Notary Public, State of New York
No. 02FE6153435
Qualified in Monroe County
Commission Expires October 02, 2010

3

Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

Exhibit B

Landlord’s Work

Landlord will do the following work once at Landlord’s expense promptly after the date hereof and shall substantially complete the same by the Commencement Date subject only to force majeure:

1. Paint all interior walls and ceiling of the demised premises with two (2) coats of Building standard white paint.

2. Supply and install separate Building standard electrical meter and Building standard: circuit breaker box, electrical outlets, voice and data outlets and light fixtures within the demised premises.

3. Supply and install Building standard perimeter baseboard heating and thermostatic valve(s).

4. Supply and install an A/C unit and Building standard ceiling ductwork and distribution.

5. Supply and install a Building standard office door at the location shown on the attached Exhibit C.

6. Remove the wall dividing Suite 512 and Suite 501 at the location shown on the attached Exhibit C.

The foregoing work will be performed by contractors selected by Landlord, using materials, methods and procedures standard to the Building. Any work not expressly specified herein and any work necessary to have the demised premises comply with codes attributable to Tenant’s particular manner of use of the demised premises shall be furnished an installed at Tenant’s cost and expense. The cost of any Tenant extras shall be payable simultaneously with the authorization by Tenant of such extra work. Any existing construction shall be accepted by Tenant in “as is” condition.

5

Exhibit C

6

LEASE AMENDMENT

AGREEMENT, made as of the 1st day of October, 2010, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, Brooklyn, New York 11201, (“Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an address of 55 Washington Street, Suite 512, Brooklyn, New York 11201 (“Tenant”).

W I T N E S S E T H :

WHEREAS Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Original Lease”) covering certain premises known as Suite 512 (“Original Premises”) more particularly described in the Original Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS by that certain lease amendment dated as of December 1, 2009 (the “First Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”) by and between Landlord and Tenant, Tenant temporarily leased certain additional premises in the Building known as Suite 500 (hereinafter referred to as “Suite 500” or the “Temporary Premises”)

WHEREAS, by that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”) by and between Landlord and Tenant, Tenant extended its lease of Suite 500 and leased certain additional premises in the Building known as Suite 501 (hereinafter referred to as the “Additional Premises” or “Suite 501”) (the Original Lease, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are hereinafter collectively referred to as the “Lease”); and

WHEREAS Tenant is desirous of leasing from Landlord certain additional premises known as Suite 712 in the Building and whereas Landlord is desirous of leasing Suite 712 to Tenant, subject to the provisions, conditions, covenants and agreements set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Each term used in this Agreement shall have the meaning ascribed to such term in the Lease, except as expressly amended herein.

SECOND: From and after November 1, 2010, Landlord leases to Tenant and Tenant leases from Landlord certain premises known as Suite 712 located on the seventh (7th) floor of the Building (hereinafter referred to as “Suite 712”) which premises are located substantially in the location shown hatched on the plan attached hereto as “Exhibit A” and hereby made a part hereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to Suite 712 except as is herein specifically set forth, and Tenant specifically acknowledges that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of Suite 712 and Tenant agrees to accept Suite 712 “as is”.

THIRD: Prior to November 1, 2010, Tenant shall deliver to Landlord insurance satisfying the provisions of the Lease covering Suite 712.

FOURTH: From November 1, 2010 to July 31, 2016 (i) the term “demised premises” shall be deemed to refer to the Original Premises, Suite 500, Suite 501 and Suite 712 and the plan attached to the Lease as Exhibit A is deleted therefrom and the plan attached hereto as Exhibit A is substituted in lieu thereof; (ii) the term “Tenant’s Percentage” as defined in Article 4 and Article 51 of the Lease shall be amended to be 7.706%; and (iii) the monthly additional rent charge for ordinary office trash collection payable pursuant to Article 47 of the Lease shall be $432.80.

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FIFTH: As of the date hereof, the annual base rent payable under Article 2 of the Lease is hereby amended so that commencing on November 1, 2010 and thereafter during the balance of the term of the Lease it shall be as follows (dates inclusive):

November 1, 2010 to July 31, 2011: $624,840.38/year — $52,070.03/month

August 1, 2011 to July 31, 2012: $643,585.59/year — $53,632.13/month

August 1, 2012 to July 31, 2013: $662,893.16/year — $55,241.10/month

August 1, 2013 to July 31, 2014: $682,779.95/year — $56,898.33/month

August 1, 2014 to July 31, 2015: $755,149.44/year — $62,929.12/month

August 1, 2015 to July 31, 2016: $777,803.92/year — $64,816.99/month

SIXTH: The Lease is hereby amended by adding the following Article 53:

53. Adjacent Units

A. “Adjacent Units” means all of the storage and office spaces located on the seventh (7th) floor of the Building. “New Lease” means a new lease agreement or a modification or amendment of an existing lease, license or occupancy agreement which extends the term of said agreement beyond all options and renewal periods provided in said agreement for one of the Adjacent Units signed and delivered by Landlord and a third party or the then current tenant; other than a ground lease for the Building. If Tenant is not in default under this Lease and this Lease remains in effect at that time, Landlord shall not, during the term of this Lease, enter into a New Lease for one of the Adjacent Units without first offering the Adjacent Unit to Tenant under this Article at Fair Market Value (hereinafter defined). Landlord’s offer of the Adjacent Unit shall be in writing sent by certified mail, overnight delivery service or personal delivery to Tenant at the demised premises specifying a date on which Landlord anticipates obtaining possession of the Adjacent Unit for delivery to Tenant in “as is” condition for a term corresponding to the balance of the term of this Lease (including any extension terms, as the case may be) as part of the demised premises leased to Tenant under this Lease. Tenant shall have ten (10) business days from its receipt of Landlord’s offer (time of the essence) to either accept it or reject it by giving written notice of its acceptance thereof to Landlord by certified mail or by reputable overnight delivery service requiring signature from the addressee. If Tenant timely gives its notice of acceptance to Landlord within said ten (10) days (time of the essence), in the manner and under the circumstances described above, then promptly following the determination of Fair Market Value, Landlord and Tenant shall enter into, sign and deliver to each other a modification of this Lease, in form and substance reasonably acceptable to Landlord and Tenant, memorializing the terms of the agreement for the Adjacent Unit leased to Tenant under this Article. If Tenant does not give notice of its acceptance to Landlord within the time (of the essence), in the manner and under the circumstances described above or if Tenant rejects such offer, Tenant shall cease to have any rights with respect to the Adjacent Unit and this paragraph shall have no further force or effect. In the event Tenant accepts Landlord’s offer of any Adjacent Unit, Landlord has the right to elect that the Adjacent Unit also include all or a portion of any hallway area (any such area shall be referred to as the “Hallway Premises”) used to access such Adjacent Unit. If Landlord elects such option (i) the rent for such Hallway Premises shall be determined by multiplying the rentable square footage of the Hallway Premises by the price per square foot value of the Adjacent Premises (as such price shall be determined in accordance with this Article 53) and adding the total to the rent for the Adjacent Premises and (ii) the other additional rent charges based on the rentable square footage of the demised premises (such as, by way of example only, the trash charge and air-conditioning charge) and Tenant’s Percentage shall be increased each to reflect the new rentable square footage of the demised premises (including the Adjacent Space and the Hallway Premises).

B. “Fair Market Value” means the highest annual base rent which Landlord could reasonably expect to obtain from a third party for the Adjacent Unit if Landlord put the Adjacent Unit on the market for lease in “as is” condition for a term corresponding to the balance of the term of this Lease and which may include annual compounded increases in the annual base rent and may include increases in other business terms of this Lease. If Tenant duly accepts Landlord’s offer to lease the Adjacent Unit and if Landlord and Tenant are unable to reach a written agreement as to the Fair Market Value within thirty (30) days after Landlord receives Tenant’s acceptance of Landlord’s offer, then such dispute shall be resolved exclusively by resort to “Adjacent Unit Arbitration” (as defined below). If Tenant duly accepts Landlord’s offer to lease the Adjacent Unit and the Fair Market Value is not determined within thirty (30) days after Landlord receives Tenant’s acceptance of Landlord’s offer, then the annual base rent rate payable under the Lease with respect to the Adjacent Unit shall be at the annual base rent rate and other business terms last offered by Landlord within said thirty (30) day period during the period commencing on the later of (i) the date the Adjacent Unit is vacant and (ii) the date Tenant accepts Landlord’s offer to lease the Adjacent Unit and ending on the earlier of: that date a written agreement is signed and delivered by Landlord and Tenant as to the annual base rent and other business terms for the Adjacent Unit or that date upon which

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the annual base rent and other business terms are finally determined by Adjacent Unit Arbitration as set forth in the following paragraph; provided, however, that when the annual base rent and other business terms for the Adjacent Unit Renewal Period are finally determined by written agreement or by Arbitration, then the Lease shall be retroactively amended so that the annual base rent and other business terms for the Adjacent Unit shall be as so finally determined and Tenant shall pay within ten (10) business days following the date the annual base rent and other business terms are finally determined any amounts owed under this Lease or receive a credit if the payments received by Landlord exceeded the annual base rent and other business terms as finally determined.

C. The “Adjacent Unit Arbitration” shall operate as described in this paragraph. If on or before that date (“Acceptance Date”) which is thirty (30) days after Landlord receives Tenant’s acceptance of Landlord’s offer to lease the Adjacent Unit, Landlord and Tenant have failed to reach a written agreement on the Fair Market Value, then on or before that date which is fifteen (15) days after the Acceptance Date: Landlord shall choose (and pay the costs of) a person who is then (and for the previous ten years has been) a licensed real estate broker engaged in leasing offices located in downtown Brooklyn and/or D.U.M.B.O. (and obtain the acceptance of the person chosen) to act as one of the arbitrators, Tenant shall choose (and pay the costs of) a person who is then (and for the previous ten years has been) a licensed real estate broker engaged in leasing offices located in downtown Brooklyn and/or D.U.M.B.O. (and obtain the acceptance of the person chosen) to act as one of the arbitrators, and each party shall notify the other of the name, address and telephone number of the person who has been selected by it and has agreed with it to act as an arbitrator. If either Landlord or Tenant does not obtain the acceptance of a person satisfying the aforesaid qualifications to act as an arbitrator on its behalf and notify the other party of the contact information for such a person on or before that date which is fifteen (15) days after the Acceptance Date, then said other party may have the American Arbitration Association appoint an arbitrator at the party lacking an arbitrator’s expense. The two arbitrators shall endeavor to reach an agreement as to what the Fair Market Value should be; and if the two arbitrators cannot agree in writing as to what the Fair Market Value should be on or prior to that date which is forty-five (45) days after the Acceptance Date, they shall choose a third person (who is a licensed commercial real estate broker for at least ten years engaged in leasing office space in downtown Brooklyn and/or D.U.M.B.O.) mutually acceptable to them (and obtain the acceptance of such person they have selected) to act as the third arbitrator. If the two arbitrators cannot agree on whom the third arbitrator shall be or if they are unable to obtain the acceptance of a third arbitrator prior to that date which is sixty (60) days after the Acceptance Date, then Landlord or Tenant may have the American Arbitration Association appoint a third arbitrator. Landlord and Tenant shall split equally the costs of the third arbitrator. The arbitrators representing Landlord and Tenant shall each prepare their own determination of the figure (the “Suggested Determination”) that should be the Fair Market Value and submit their respective Suggested Determinations in writing to the third arbitrator within ten (10) days after the third arbitrator is chosen. If a determination is not submitted to the third arbitrator within said ten (10) days, then the Suggested Determination for such arbitrator shall be deemed to be that amount which was the last proposal submitted by the party for whom such arbitrator represents. The third arbitrator shall meet with the first two arbitrators to review and discuss the Suggested Determination submitted by each of them or deemed to have been submitted by each of them, and promptly thereafter issue his or her own determination in writing to Landlord and Tenant. The determination of the third arbitrator shall be made on the basis of which Suggested Determination is closest to what the third arbitrator believes the Fair Market Rental should be, and such determination of the third arbitrator must be made only by his or her selecting one of the Suggested Determinations submitted or deemed to have been submitted by the other arbitrators. The determination of the third arbitrator (or the determination mutually agreed to by the two arbitrators, if such written agreement is reached by them before the selection of a third arbitrator is required) shall be binding and conclusive on Landlord and Tenant as to the Fair Market Value.

SEVENTH: Tenant warrants and represents to Landlord that it has not dealt with any real estate broker, agent or finder in connection with the leasing of Suite 712 and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder with respect to this Agreement, Suite 712 or the negotiation of the terms hereof due to the dealings of Tenant with the claimant.

EIGHTH: Except as expressly modified and amended herein, and as so modified and amended, the Lease is hereby ratified and confirmed in all respects and shall be binding upon the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

55 WASHINGTON STREET LLC
By:	DW Associates, L.P., as managing member

By:

(Landlord)

ETSY INC.

By:

(Tenant)

State of New York
} SS:
County of Kings

On the 20th day of October in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Sinohe K. Terrero, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

ELIZABETH J. COTTRILL
Notary Public - State of New York
No. 01CO6181901
Qualified in New York County
My Commissions Expires February 11, 2012

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Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

55 WASHINGTON STREET, 7TH FLOOR

LEASE AMENDMENT

AGREEMENT, made as of the 1st day of March, 2011, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, Brooklyn, New York 11201, (“Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an address of 55 Washington Street, Suite 512, Brooklyn, New York 11201 (“Tenant”).

W I T N E S S E T H :

WHEREAS Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Original Lease”) covering certain premises known as Suite 512 (“Original Premises”) more particularly described in the Original Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS by that certain lease amendment dated as of December 1, 2009 (the “First Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”) by and between Landlord and Tenant, Tenant temporarily leased certain additional premises in the Building known as Suite 500 (hereinafter referred to as “Suite 500” or the “Temporary Premises”)

WHEREAS, by that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”) by and between Landlord and Tenant, Tenant extended its lease of Suite 500 and leased certain additional premises in the Building known as Suite 501 (hereinafter referred to as the “Additional Premises” or “Suite 501”); and

WHEREAS by that certain lease Amendment dated as of October 1, 2010 (the “Fifth Amendment”) by and between Landlord and Tenant, Tenant leased certain additional premises in the Building known as Suite 712 (“Suite 712”) (the Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are hereinafter collectively referred to as the “Lease”); and

WHEREAS Tenant is desirous of leasing from Landlord certain additional premises known as Suite 502, Suite 504, Suite 561, Suite 562, Suite 563, the men’s and women’s restrooms located across the hall from Suite 501 and additional hallway premises in the Building and whereas Landlord is desirous of leasing Suite 502, Suite 504, Suite 561, Suite 562, Suite 563, the men’s and women’s restrooms located across the hall from Suite 501 and additional hallway premises to Tenant, subject to the provisions, conditions, covenants and agreements set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Each term used in this Agreement shall have the meaning ascribed to such term in the Lease, except as expressly amended herein.

SECOND: From and after July 1, 2011, Landlord leases to Tenant and Tenant leases from Landlord certain premises known as Suite 502 (“Suite 502”), Suite 504 (“Suite 504”), Suite 561 (“Suite 561”), Suite 562 (“Suite 562”), Suite 563 (“Suite 563”), certain hallway premises (the “Hallway Premises”) and the men’s and women’s restrooms located across the hall from Suite 501 (collectively, the “Bathrooms”) (Suite 502, Suite 504, Suite 561, Suite 562, Suite 563, the Hallway Premises and the Bathrooms are hereinafter collectively referred to as the “Fifth Floor Additional Premises”) each located on the fifth (5th) floor of the Building which premises are located substantially in the location shown hatched on the plan attached hereto as “Exhibit A” and hereby made a part hereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Fifth Floor Additional Premises except as is herein specifically set forth, and Tenant specifically acknowledges that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Fifth Floor Additional Premises and Tenant agrees to accept the Fifth Floor Additional Premises “as is”,

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except as otherwise set forth herein. Tenant shall perform all work (“Tenant’s Fifth Floor Additional Premises Work”) necessary for it to use the Fifth Floor Additional Premises as contemplated in this Lease and such work shall be performed in accordance with the Legal Requirements, at its sole expense, pursuant to plans, drawings and specifications therefor prepared by Tenant and submitted to, and approved by Landlord and subject to the terms of this Lease, including, without limitation, Article 10 thereof; it being understood that none of Tenant’s Fifth Floor Additional Premises Work shall be considered a Minor Alteration. Landlord and Tenant hereby agree that upon the expiration or earlier termination of this Lease, Tenant shall, at its sole cost and expense, be required to restore the following portions of Tenant’s Fifth Floor Additional Premises Work: (i) Tenant shall erect a wall so that the hallway that exists adjacent to the Original Premises as of the date hereof is restored to the condition and layout that exists as of the date hereof and (ii) Tenant shall leave the area described as “Reception Area” on Exhibit B (attached hereto and made a part hereof) free from partitions by removing the interior walls of the following spaces as described on Exhibit B: (a) the “6-8 person conference room, (b) “coats”, (c) “4-5 person conference room”, (d) “receiving/mail”, (e) “Adam designated conf.”, (f) “Adam” (g) “2-4 person meeting room #1”, (h) “2-4 person meeting room #2”, (i) “Phone booth #1”, (j) “Phone booth #2”, (k) “Phone booth #3”; it being understood that Tenant shall repair any damage to the demised premises or the Building due to any such removal. Tenant hereby acknowledges that Exhibit B is only attached to this Agreement for purposes of illustrating Tenant’s restoration obligation with respect to the reception area and that Landlord has not approved the work shown in Exhibit B. Tenant further specifically agrees that Tenant shall, at Tenant’s sole cost and expense, (y) close out any new applications in connection with any work completed in the demised premises promptly upon the completion of such work and (z) promptly close out any existing applications in connection with any work Tenant has performed in the demised premises which remain open as of the date hereof: it being understood that Tenant shall be responsible for any costs or expenses incurred by Landlord in connection with Tenant’s failure to close out any open permits or applications in connection therewith.

THIRD: Prior to July 1, 2011, Tenant shall deliver to Landlord insurance satisfying the provisions of the Lease covering the Fifth Floor Additional Premises.

FOURTH: From July 1, 2011 to July 31, 2016 (i) the term “demised premises” shall be deemed to refer to the Original Premises, Suite 500, Suite 501, Suite 712 and the Fifth Floor Additional Premises and the plan attached to the Lease as Exhibit A is deleted therefrom and the plan attached hereto as Exhibit A is substituted in lieu thereof; (ii) the term “Tenant’s Percentage” as defined in Article 4 and Article 51 of the Lease shall be amended to be 11.136%; and (iii) the monthly additional rent charge for ordinary office trash collection payable pursuant to Article 47 of the Lease shall be $625.48.

FIFTH: As of the date hereof, the annual base rent payable under Article 2 of the Lease is hereby amended so that commencing on July 1, 2011 and thereafter during the balance of the term of the Lease it shall be as follows (dates inclusive):

July 1, 2011 to July 31, 2011: $865,515.66/year — $72,126.31/month

August 1, 2011 to July 31, 2012: $884,260.87/year — $73,688.41/month

August 1, 2012 to July 31, 2013: $910,788.70/year — $75,899.06/month

August 1, 2013 to July 31, 2014: $938,112.36/year — $78,176.03/month

August 1, 2014 to July 31, 2015: $1,041,429.75/year — $86,785.81/month

August 1, 2015 to July 31, 2016: $1,072,672.64/year — $89,389.39/month

Provided Tenant is not in default under its obligations under this Lease on July 1, 2011 and August 1, 2011, Tenant shall be entitled to a rent credit in the sum of $105,056.27.00 which shall be applied by Landlord in two (2) installments against the monthly installments of the annual base rent payable under this Lease as follows: $72,126.31 applied with respect to July, 2011 and $32,929.96 applied with respect to August, 2011. In no event shall the rent credit payable under this paragraph exceed $105,056.27. Notwithstanding the foregoing, if, prior to the Expiration Date (as the same may be amended from time to time), the demised premises are surrendered by Tenant or if Landlord obtains possession of the demised premises prior to the Expiration Date due to default(s) by Tenant under this Lease, then, in either case, Tenant shall immediately pay Landlord as additional rent hereunder, the unamortized portion of $105,056.27; which is to be amortized on a monthly basis over the five (5) year and one month period commencing July 1, 2011 and ending on July 31, 2016 and such payment obligation shall expressly survive the expiration or termination of this Lease.

SIXTH: Notwithstanding anything to the contrary contained in Article 4 of the Lease with respect to Tenant’s payment of business or building improvement district charges (“BID Charges”), as

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of the date hereof Tenant agrees to pay Landlord Tenant’s Percentage of the total amount of any BID Charges assessed on the Real Property in each year (or portion thereof) during the term of this Lease within ten (10) days after demand is made therefor as additional rent.

SEVENTH: Tenant expressly acknowledges and understands that no heating or air-conditioning shall be provided to Suite 561, Suite 562 or Suite 563 and that any installation of heating or air-conditioning equipment in Suite 561, Suite 562 or Suite 563 shall require Landlord’s prior written consent which may be unreasonably withheld. If air-conditioning equipment is installed, Tenant shall, at its own cost and expense, operate, maintain, repair and replace said air-conditioning equipment (hereinafter called the “AC System”). The electricity furnished to and/or consumed by any AC System shall be paid for by Tenant in accordance with Article 44 of the Lease.

EIGHTH: The Lease is hereby amended by deleting Paragraph Sixth of the Fifth Amendment and adding the following Article 53:

53. Adjacent Units

A. “Adjacent Units” means all of the storage and office spaces located on the fourth (4th) and fifth (5th) floor of the Building. “New Lease” means a new lease agreement or a modification or amendment of an existing lease, license or occupancy agreement which extends the term of said agreement beyond all options and renewal periods provided in said agreement for one of the Adjacent Units signed and delivered by Landlord and a third party or the then current tenant; other than a ground lease for the Building. If Tenant is not in default under the Lease beyond any applicable notice and cure period and the Lease remains in effect at that time, Landlord shall not, during the term of this Lease, enter into a New Lease for one of the Adjacent Units without first offering the Adjacent Unit to Tenant under this Article at Fair Market Value (hereinafter defined). Landlord’s offer of the Adjacent Unit shall be in writing sent by certified mail, overnight delivery service or personal delivery to Tenant at the demised premises specifying an estimate of the Fair Market Value and a date on which Landlord anticipates obtaining possession of the Adjacent Unit for delivery to Tenant in “as is” condition for a term corresponding to the balance of the term of the Lease (including any extension terms, as the case may be) as part of the demised premises leased to Tenant under the Lease. Tenant shall have fifteen (15) business days from its receipt of Landlord’s offer (time of the essence) to either accept it or reject it by giving written notice of its acceptance thereof to Landlord by certified mail or by reputable overnight delivery service requiring signature from the addressee. If Tenant timely gives its notice of acceptance to Landlord within said fifteen (15) days (time of the essence), in the manner and under the circumstances described above, then promptly following the determination of Fair Market Value, Landlord and Tenant shall enter into, sign and deliver to each other a modification of the Lease, in form and substance reasonably acceptable to Landlord and Tenant, memorializing the terms of the agreement for the Adjacent Unit leased to Tenant under this Article. If Tenant does not give notice of its acceptance to Landlord within the time (of the essence), in the manner and under the circumstances described above or if Tenant rejects such offer, Landlord may enter into a New Lease for the Adjacent Unit within 180 days from the date Tenant rejected such offer (or failed to timely respond to such offer). If Landlord does not enter into a New Lease for the Adjacent Unit within such 180 day period, then Landlord must reoffer the Adjacent Unit to Tenant on the terms set forth in this Article 53 prior to entering into a New Lease with a third party. In the event Tenant again rejects such offer for the Adjacent Unit (or fails to timely respond to such offer), Tenant shall cease to have any rights with respect to the Adjacent Unit and this paragraph shall have no further force or effect. In the event Tenant accepts Landlord’s offer of any Adjacent Unit, Landlord has the right to elect that the Adjacent Unit also include all or a portion of any hallway area (any such area shall be referred to as the “Hallway Premises”) used to access such Adjacent Unit. If Landlord elects such option (i) the rent for such Hallway Premises shall be determined by multiplying the rentable square footage of the Hallway Premises by the price per square foot value of the Adjacent Premises (as such price shall be determined in accordance with this Article 53) and adding the total to the rent for the Adjacent Premises, (ii) the other additional rent charges based on the rentable square footage of the demised premises (such as, by way of example only, the trash charge and air-conditioning charge) and Tenant’s Percentage shall be increased each to reflect the new rentable square footage of the demised premises (including the Adjacent Space and the Hallway Premises) and (iii) Landlord shall be required to remove the non-structural walls in the Adjacent Unit prior to the commencement date of the lease amendment for the Adjacent Unit(s) provided Tenant requests same upon notice delivered to Landlord at least thirty (30) days prior to the commencement date for the lease amendment.

B. “Fair Market Value” means the highest annual base rent which Landlord could reasonably expect to obtain from a third party for the Adjacent Unit if Landlord put the Adjacent Unit on the market for lease in “as is” condition for a term corresponding to the balance of the term of this Lease and which

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may include annual compounded increases in the annual base rent and may include increases in other business terms of the Lease without any brokerage fee. If Tenant duly accepts Landlord’s offer to lease the Adjacent Unit and if Landlord and Tenant are unable to reach a written agreement as to the Fair Market Value within thirty (30) days after Landlord receives Tenant’s acceptance of Landlord’s offer, then such dispute shall be resolved exclusively by resort to “Adjacent Unit Arbitration” (as defined below). If Tenant duly accepts Landlord’s offer to lease the Adjacent Unit and the Fair Market Value is not determined within thirty (30) days after Landlord receives Tenant’s acceptance of Landlord’s offer, then the annual base rent rate payable under the Lease with respect to the Adjacent Unit shall be at the annual base rent rate and other business terms last offered by Landlord within said thirty (30) day period during the period commencing on the later of (i) the date the Adjacent Unit is vacant and (ii) the date Tenant accepts Landlord’s offer to lease the Adjacent Unit and ending on the earlier of: that date a written agreement is signed and delivered by Landlord and Tenant as to the annual base rent and other business terms for the Adjacent Unit or that date upon which the annual base rent and other business terms are finally determined by Adjacent Unit Arbitration as set forth in the following paragraph; provided, however, that when the annual base rent and other business terms for the Adjacent Unit Renewal Period are finally determined by written agreement or by Arbitration, then the Lease shall be retroactively amended so that the annual base rent and other business terms for the Adjacent Unit shall be as so finally determined and Tenant shall pay within ten (10) business days following the date the annual base rent and other business terms are finally determined any amounts owed under this Lease or receive a credit if the payments received by Landlord exceeded the annual base rent and other business terms as finally determined.

C. The “Adjacent Unit Arbitration” shall operate as described in this paragraph. If on or before that date (“Acceptance Date”) which is thirty (30) days after Landlord receives Tenant’s acceptance of Landlord’s offer to lease the Adjacent Unit, Landlord and Tenant have failed to reach a written agreement on the Fair Market Value, then on or before that date which is fifteen (15) days after the Acceptance Date: Landlord shall choose (and pay the costs of) a person who is then (and for the previous ten years has been) a licensed real estate broker engaged in leasing offices located in downtown Brooklyn and/or D.U.M.B.O. (and obtain the acceptance of the person chosen) to act as one of the arbitrators, Tenant shall choose (and pay the costs of) a person who is then (and for the previous ten years has been) a licensed real estate broker engaged in leasing offices located in downtown Brooklyn and/or D.U.M.B.O. (and obtain the acceptance of the person chosen) to act as one of the arbitrators, and each party shall notify the other of the name, address and telephone number of the person who has been selected by it and has agreed with it to act as an arbitrator. If either Landlord or Tenant does not obtain the acceptance of a person satisfying the aforesaid qualifications to act as an arbitrator on its behalf and notify the other party of the contact information for such a person on or before that date which is fifteen (15) days after the Acceptance Date, then said other party may have the American Arbitration Association appoint an arbitrator at the party lacking an arbitrator’s expense. The two arbitrators shall endeavor to reach an agreement as to what the Fair Market Value should be; and if the two arbitrators cannot agree in writing as to what the Fair Market Value should be on or prior to that date which is forty-five (45) days after the Acceptance Date, they shall choose a third person (who is a licensed commercial real estate broker for at least ten years engaged in leasing office space in downtown Brooklyn and/or D.U.M.B.O.) mutually acceptable to them (and obtain the acceptance of such person they have selected) to act as the third arbitrator. If the two arbitrators cannot agree on whom the third arbitrator shall be or if they are unable to obtain the acceptance of a third arbitrator prior to that date which is sixty (60) days after the Acceptance Date, then Landlord or Tenant may have the American Arbitration Association appoint a third arbitrator. Landlord and Tenant shall split equally the costs of the third arbitrator. The arbitrators representing Landlord and Tenant shall each prepare their own determination of the figure (the “Suggested Determination”) that should be the Fair Market Value and submit their respective Suggested Determinations in writing to the third arbitrator within ten (10) days after the third arbitrator is chosen. If a determination is not submitted to the third arbitrator within said ten (10) days, then the Suggested Determination for such arbitrator shall be deemed to be that amount which was the last proposal submitted by the party for whom such arbitrator represents. The third arbitrator shall meet with the first two arbitrators to review and discuss the Suggested Determination submitted by each of them or deemed to have been submitted by each of them, and promptly thereafter issue his or her own determination in writing to Landlord and Tenant. The determination of the third arbitrator shall be made on the basis of which Suggested Determination is closest to what the third arbitrator believes the Fair Market Rental should be, and such determination of the third arbitrator must be made only by his or her selecting one of the Suggested Determinations submitted or deemed to have been submitted by the other arbitrators. The determination of the third arbitrator (or the determination mutually agreed to by the two arbitrators, if such written agreement is reached by them before the selection of a third arbitrator is required) shall be binding and conclusive on Landlord and Tenant as to the Fair Market Value.

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NINTH: Tenant acknowledges that during the term hereof, Tenant shall, at its sole cost and expense, take good care of, maintain, clean, replace and repair the Bathrooms and all fixtures located therein. Tenant shall not use the bathrooms, sinks, toilets and plumbing fixtures for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids, liquids, chemicals or other substances shall be poured or deposited therein, If Tenant violates the foregoing, Tenant shall pay Landlord for all resulting repairs as additional rent hereunder and such obligation shall survive the expiration of the term of the Lease.

TENTH: Tenant warrants and represents to Landlord that it has not dealt with any real estate broker, agent or finder in connection with the leasing of the Fifth Floor Additional Premises and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder with respect to this Agreement, the Fifth Floor Additional Premises or the negotiation of the terms hereof due to the dealings of Tenant with the claimant.

ELEVENTH: Except as expressly modified and amended herein, and as so modified and amended, the Lease is hereby ratified and confirmed in all respects and shall be binding upon the parties hereto and their respective successors and assigns. In the event the provisions of this Agreement shall contradict or be inconsistent with the provisions of the Lease, then the provisions of this Agreement hall prevail and govern and the contradicted or inconsistent provisions of the Lease shall be deemed amended accordingly.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

55 WASHINGTON STREET LLC
By:	DW Associates, L.P., as managing member

By:

(Landlord)

ETSY INC.

By:

(Tenant)

State of New York
} SS:
County of Kings

On the 16 day of June in the year 2011 before me, the undersigned, a Notary Public in and for said State, personally appeared Sinohe Terrero, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SARAH M. FEINGOLD
Notary Public, State of New York
No. 02FE6153435 Qualified in Kings County
Commission Expires October 02, 2014

5

Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

55 WASHINGTON STREET, 7TH FLOOR

SEVENTH AMENDMENT

AGREEMENT, made as of the 1st day of December, 2011, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office c/o Two Trees Management Co. LLC, 45 Main Street, Suite 602, Brooklyn, New York 11201, (“Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an address of 55 Washington Street, Suite 512, Brooklyn, New York 11201 (“Tenant”).

W I T N E S S E T H :

WHEREAS Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Original Lease”) covering certain premises known as Suite 512 (“Original Premises”) more particularly described in the Original Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS by that certain lease amendment dated as of December 1, 2009 (the “First Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”) by and between Landlord and Tenant, Tenant temporarily leased certain additional premises in the Building known as Suite 500 (hereinafter referred to as “Suite 500” or the “Temporary Premises”)

WHEREAS, by that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”) by and between Landlord and Tenant, Landlord modified the lease in certain respects; and

WHEREAS by that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”) by and between Landlord and Tenant, Tenant extended its lease of Suite 500 and leased certain additional premises in the Building known as Suite 501 (hereinafter referred to as the “Additional Premises” or “Suite 501”); and

WHEREAS by that certain lease Amendment dated as of October 1, 2010 (the “Fifth Amendment”) by and between Landlord and Tenant, Tenant leased certain additional premises in the Building known as Suite 712 (“Suite 712”); and

WHEREAS by that certain lease amendment dated as of March 1, 2011 (the “Sixth Amendment”) by and between Landlord and Tenant, Tenant leased certain additional premises in the Building known as Suite 502, Suite 504, Suite 561, Suite 562, Suite 563, the Bathrooms and the Hallway Premises in the Building (the Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment are hereinafter collectively referred to as the “Lease”); and

WHEREAS Tenant is desirous of leasing from Landlord certain additional premises known as Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, Suite 420, Suite 451, Suite 606 and certain hallway premises located on the fourth (4th) floor of the Building and whereas Landlord is desirous of leasing Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, Suite 420, Suite 451, Suite 606 and certain hallway premises located on the fourth (4th) floor of the Building, subject to the provisions, conditions, covenants and agreements set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Each term used in this agreement (the “Seventh Amendment” or this “Agreement”) shall have the meaning ascribed to such term in the Lease, except as expressly amended herein.

SECOND: From and after April 1, 2012 (the “Seventh Amendment Commencement Date”), Landlord leases to Tenant and Tenant leases from Landlord certain premises known as Suite 415 (“Suite 415”), Suite 416 (“Suite 416”), Suite 417 (“Suite 417”), Suite 418 (“Suite 418”), Suite 419 (“Suite 419”), Suite 420 (“Suite 420”), Suite 451 (“Suite 451”), Suite 606 (“Suite 606”) and certain hallway premises located on the fourth (4th) floor of the Building (the “4th Floor Hallway Premises”) (Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, Suite 420 Suite 451, Suite 606 and the 4th Floor Hallway Premises are hereinafter collectively referred to as the “Fourth and Sixth Floor Additional Premises”) which premises are located substantially in the location shown hatched on the plan attached hereto as “Exhibit C” and hereby made a past hereof. Landlord has not

1

made and does not make any representation as to the physical condition or any other matter affecting or relating to the Fourth and Sixth Floor Additional Premises except as is herein specifically set forth, and Tenant specifically acknowledges that no such representation has been made; it being understood that Landlord shall give Tenant an ACP-5 form applicable to the Fourth and Sixth Floor Additional Premises. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Fourth and Sixth Floor Additional Premises and Tenant agrees to accept the Fourth and Sixth Floor Additional Premises “as is”, except that Landlord shall substantially complete (hereinafter defined) such work as is necessary to (i) demolish the walls between Suites 415, Suite 416, Suite 417, Suite 418, Suite 419 and Suite 420 so that one open space is created as shown on Exhibit D attached hereto and made a part hereof, (ii) install one (1) Building standard air-conditioning unit and all ductwork and distribution in the location shown on Exhibit D-1 attached hereto and made a part hereof, (iii) build a mechanical room for the air-conditioning unit in the location shown on Exhibit D, (iv) build three (3) Building standard conference rooms, three (3) small rooms and one (1) meeting room with Building standard sheetrock walls with one (1) Building standard hollow metal door to access each conference room, each small room and meeting room in the locations shown on Exhibit D; (v) install electrical outlets in the locations shown on Exhibit D (vi) install light switches in the locations shown on Exhibit D and (vii) rough the plumbing for a kitchenette in the location shown on Exhibit D (with such work being collectively referred to as “Landlord’s Expansion Premises Work”). Landlord and Tenant hereby pre-approve Landlord’s Expansion Premises Work shown on the Plans and Specifications attached hereto as Exhibit D and made a part hereof and the Mechanical Plan attached hereto as Exhibit D-1 and made a part hereof. Landlord shall perform Landlord’s Expansion Premises Work in accordance with the Plans and Specifications attached hereto as Exhibit D and the Mechanical Plans attached hereto as Exhibit D-1.

Landlord hereby agrees that notwithstanding anything to the contrary contained in Article 10 of the Lease, upon Tenant’s surrender of the Fourth and Sixth Floor Additional Premises, Tenant shall not be required to restore or pay Landlord to restore any of Landlord’s Expansion Premises Work. Tenant shall perform all other work (“Tenant’s Fourth and Sixth Floor Additional Premises Work”) necessary for it to use the Fourth and Sixth Floor Additional Premises as contemplated in this Lease, which work shall include the installation of phone and internet wiring and outlets (“Tenant’s Communications Work”) and may include the installation of an internal staircase between the 4th and 5th floors of the Building (the “Staircase Work”) and all such work (including the Staircase Work) shall be performed in accordance with the Legal Requirements, at Tenant’s sole expense, pursuant to plans, drawings and specifications therefor prepared by Tenant and submitted to, and approved by Landlord and subject to the terms of this Lease, including, without limitation, Article 10 thereof; it being understood that such portion of Tenant’s Fourth and Sixth Floor Additional Premises Work constituting structural changes to the Fourth and Sixth Floor Additional Premises shall not be considered a Minor Alteration as such term is defined in Article 10 of the Lease, and such portion of Tenant’s Fourth and Sixth Floor Additional Premises Work constituting non-structural changes shall be considered a Minor Alteration as such term is defined in Article 10 of the Lease. Tenant specifically acknowledges that upon the expiration or earlier termination of the term of the Lease, the Staircase Work shall be removed and the floors and portions of the demised premises adjacent to the location of such staircase shall be restored to the condition that existed as of the date hereof. Landlord and Tenant agree that “Tenant’s Communications Work” may be performed simultaneously with Landlord’s Expansion Premises Work. Tenant shall coordinate with Landlord with respect to Tenant’s Communications Work so that it does not unreasonably interfere with the performance of Landlord’s Expansion Premises Work.

Notwithstanding anything to the contrary set forth in Article 10 of the Lease, Landlord agrees to waive its right to receive compensation for Landlord’s review of Tenant’s plans and specifications in connection with Landlord’s Expansion Premises Work. For purposes of this Agreement, the phrase “substantial completion” shall mean that, with the exception of punch list items which will not materially interfere with Tenant’s ability to conduct its business at the Fourth and Sixth Floor Additional Premises, Landlord’s Expansion Premises Work shall have been completed in accordance with Exhibits D and D-1 and all electrical, plumbing, HVAC and mechanical systems serving or affecting the Fourth and Sixth Floor Additional Premises shall then be in working order. Upon Landlord’s request, Landlord and Tenant shall set a mutually convenient time for Tenant and Landlord to inspect the Fourth and Sixth Floor Additional Premises and Landlord’s Expansion Premises Work, at which time Tenant shall prepare and submit to Landlord a punch list of items to be completed (the “Punch List”). Landlord shall complete the Punch List items within thirty (30) days thereafter, except for any items which have previously been identified by Landlord and Tenant as constituting special order or long lead items. In the event Tenant shall fail to confer with Landlord with respect to the substantial completion of the Landlord Expansion Premises Work within five (5) business days

2

of Landlord’s request to inspect the Fourth and Sixth Floor Additional Premises, Landlord’s Expansion Premises Work shall be deemed completed and satisfactory in all respects and the Seventh Amendment Commencement Date shall be deemed to have occurred on the date determined by Landlord. In the event that Landlord’s Expansion Premises Work is not substantially completed on or before the Seventh Amendment Commencement Date (and such failure to substantially complete such work is not due to a “Tenant Delay” (as hereinafter defined), the Seventh Amendment Commencement Date shall be deemed extended one (1) day for each day that Landlord’s Expansion Premises Work is not substantially completed. For purposes of this Agreement, the phrase “Tenant Delay” shall mean a delay resulting from any act, neglect, failure or omission of Tenant, its agents, employees, contractors or subcontractors (including, without limitation, any changes requested by Tenant to the pre-approved plans for Landlord’s Expansion Premises Work attached hereto as Exhibits D and D-1).

THIRD: Prior to the Seventh Amendment Commencement Date (as such date may be extended pursuant to Paragraph Second above), Tenant shall deliver to Landlord insurance satisfying the provisions of the Lease covering the Fourth and Sixth Floor Additional Premises.

FOURTH: From the Seventh Amendment Commencement Date to July 31, 2016 (i) the term “demised premises” shall be deemed to refer to the Original Premises, Suite 500, Suite 501, Suite 712, the Fifth Floor Additional Premises and the Fourth and Sixth Floor Additional Premises and the plan attached to the Lease as Exhibit A is deleted therefrom and the plan attached hereto as Exhibit F is substituted in lieu thereof; (ii) the term “Tenant’s Percentage” as defined in Article 4 and Article 51 of the Lease shall be amended to include the Fourth and Sixth Floor Additional Premises (4.950%) so that it shall be 16.086%; provided however that with respect to escalations for Real Estate Taxes as described in Article 4 of the Lease, Tenant’s Proportionate Share with respect to (a) the Original Premises, Suite 500, Suite 501, Suite 712 and the Fifth Floor Additional Premises shall remain at 11.136% and (b) the Fourth and Sixth Floor Premises only shall be 4.950%; (iii) the term Base Tax Year shall mean (y) with respect to the Original Premises, Suite 500, Suite 501, Suite 712 and the Fifth Floor Additional Premises only, the Tax Year beginning July 1, 2009 and expiring June 30, 2010 and (z) with respect to the Fourth and Sixth Floor Additional Premises, the Tax Year beginning July 1, 2012 and expiring June 30, 2013; (iv) the monthly additional rent charge for ordinary office trash collection payable pursuant to Article 47 of the Lease shall be $903.51.

FIFTH: Article 16, paragraph 5 of the Lease shall hereby be deleted and the following shall be substituted in lieu thereof:

“No vehicles, animals, fish or birds may be kept in or about the Building. A maximum of twenty (20) of Tenant’s employees’ bicycles may be stored in the loading dock area of the Building in locations designated by Landlord; it being understood that any such bicycle storage shall be at Tenant’s own risk, all security, locks or hooks required for storage shall be at Tenant’s sole cost and expense and Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations shall not be liable to Tenant for any loss of, theft of, damage to or destruction of any such bicycles, caused by fire, theft, carelessness or any other cause whatsoever, including, without limitation, the negligence of any such parties, and Tenant hereby releases and waives any right of recovery against Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. All other Bicycles shall only be stored and kept in locations designated by Landlord and in no event shall they be brought onto the passenger elevators or ridden in the Building. Landlord shall apply its rules regarding Bicycles in a non-discriminatory manner to tenants in the Building who are similarly situated in their actions or under the circumstances. Tenant covenants and agrees that there shall be no smoking in or on any portion of the Building.”

SIXTH: As of the date hereof, the annual base rent payable under Article 2 of the Lease is hereby amended so that commencing on April 1, 2012 (subject to the provisions of paragraph Second above) and thereafter during the balance of the term of the Lease it shall be as follows (dates inclusive):

April 1, 2012 to July 31, 2012: $1,276,287.87/year — $106,357.32/month

August 1, 2012 to March 31, 2013: $1,302,815.70/year — $108,567.98/month

April 1, 2013 to July 31, 2013: $1,312,616.38/year — $109,384.70/month

August 1, 2013 to March 31, 2014: $1,339,940.04/year — $111661.67/month

April 1, 2014 to July 31, 2014: $1,349.985.73/year — $112,498.81/month

August 1, 2014 to March 31, 2015: $1,453,303.12/year — $121,108.59/month

April 1, 2015 to July 31, 2015: $1,463,599.95/year — $121,966.66/month

August 1, 2015 to March 31, 2016: $1,494,842.84/year — $124,570.24/month

April 1, 2016 to July 31, 2016: $1,530,420.10/year — $127,535.01/mo

3

Provided Tenant is not in default under its obligations under this Lease beyond applicable notice and cure periods on the Seventh Amendment Commencement Date and the one (1) month anniversary of the Seventh Amendment Commencement Date, Tenant shall be entitled to a rent credit in the sum of $65,337.84 which shall be applied by Landlord in two (2) installments against the monthly installments of the annual base rent payable under this Lease as follows: $32,668.92 applied for the period from the Seventh Amendment Commencement Date through the day immediately preceding the one (1) month anniversary of the Seventh Amendment Commencement Date and $32,668.92 applied for the period from one (1) month anniversary of the Seventh Amendment Commencement Date through the day immediately preceding the two (2) month anniversary of the Seventh Amendment Commencement Date. In no event shall the rent credit payable under this paragraph exceed $65,337.84. Notwithstanding the foregoing, if, prior to the Expiration Date (as the same may be amended from time to time), the demised premises are surrendered by Tenant or if Landlord obtains possession of the demised premises prior to the Expiration Date due to defaults) by Tenant under this Lease, then, in either case, Tenant shall immediately pay Landlord as additional rent hereunder, the unamortized portion of $65,337.84; which is to be amortized on a monthly basis over the period commencing on the Seventh Amendment Commencement Date and ending on July 31, 2016 and such payment obligation shall expressly survive the expiration or termination of this Lease.

SEVENTH: All references to Article “53” of the Lease in paragraph Second of the Third Amendment shall be deemed to mean Article “54”.

EIGHTH: The first sentence of Article 53 of the Lease is hereby deleted and the following shall be substituted in lieu thereof:

“Adjacent Units” means collectively all of the storage and office spaces located on the fourth (4th), fifth (5th) sixth (6th) and seventh (7th) floors of the Building.

NINTH: If Landlord does not have a signed term sheet with respect to all or any portion of the office premises within thirty (30) days of the date of full execution of this Agreement with a bona fide third party located on the ground floor of the Building as such premises is more specifically described on Exhibit E attached hereto and made a part hereof (“Option Premises”), Tenant shall have the one-time option (the “Ground Floor Option”) to lease all or the remaining portion of the Option Premises; it being understood that if Tenant exercises the Ground Floor Option, the base rent for the Option Premises will be at the same price per square foot Tenant is paying for the Fourth and Sixth Floor Additional Premises, Tenant’s Percentage and the additional rent charge for ordinary office trash collection payable pursuant to Article 47 of the Lease shall increase in accordance with the increased rentable square footage leased by Tenant (it being understood that the trash charge is $0.20 per rentable square foot). In the event Tenant exercises the Ground Floor Option, Tenant and Landlord agree to enter into a lease amendment memorializing the terms of the leasing of such additional space. Notwithstanding the foregoing, Tenant may only exercise the Ground Floor Option upon written notice to Landlord sent within thirty (30) days after Landlord notifies Tenant that a term sheet from a bona fide third party has not been signed in accordance herewith and Tenant hereby acknowledges that if Tenant does not timely exercise the Ground Floor Option, it shall be deemed waived and this Paragraph shall be of no further force or effect.

TENTH: Notwithstanding anything to the contrary set forth in paragraph Seventh of the Fourth Amendment or Article 3 of the Lease, Landlord is currently holding $303,601.45 as the security deposit under the Lease which it shall continue to hold through the expiration of the Lease, and Tenant’s right to reductions in the security deposit set forth in paragraph Seventh of the Fourth Amendment and Article 3 of the Lease shall be hereby void and of no further force or effect.

ELEVENTH: Notwithstanding anything to the contrary set forth in Article 49 of the Lease, (i) the option to renew set forth therein shall expressly include the Original Premises, Suite 500, Suite 501, Suite 712, the Fifth Floor Additional Premises and the Fourth and Sixth Floor Additional Premises (collectively, the “Renewal Premises”) and (ii) if Tenant properly exercises the option to renew for all the Renewal Premises described above in accordance with the terms of Article 49, the annual base rent payable by Tenant under the Lease shall be as follows:

the greater of (a) the Fair Market Rental (as defined in Article 49 the Original Lease) for the demised premises for the Renewal Period or (b) $131,361.63/month for the first year of the Renewal Period, $135,302.48/month for the second year of the Renewal Period, $139,361.55/month for the third year of the Renewal Period, $143,542.40/month for the fourth year of the Renewal Period and $147,848.67/month for the last year of the Renewal Period.

4

Further, notwithstanding anything to the contrary set forth in Article 49 of the Lease, if Tenant and Landlord are unable to reach a written agreement as to the Fair Market Rental by January 1, 2016 and the dispute is submitted to Arbitration as more particularly described in Article 49, and if Tenant elects to renew the Lease pursuant to Article 49 as modified by this paragraph Eleventh and the Fair Market Rental is not determined by Arbitration or written agreement of Landlord and Tenant on or before July 31, 2016, then the annual base rent payable under this Lease shall be $131,361,63/month commencing on August 1, 2016 and ending on the earlier of: (x) the date a written agreement is signed and delivered by Landlord and Tenant as to the annual base rent for the Renewal Period, or (y) the date upon which the annual base rent is finally determined by Arbitration, provided, however, that when the annual base rent for the Renewal Period is finally determined by written agreement or Arbitration, the Lease shall retroactively be amended so that the annual base rent during the Renewal Period shall be based on the Fair Market Rental as set forth in Article 49 of the Lease.

TWELFTH: Tenant warrants and represents to Landlord that Tenant has not had any conversations, correspondence or dealings with any real estate broker, agent or finder in connection with the leasing of the Fourth and Sixth Floor Additional Premises and the other transactions described in this Agreement other than CB Richard Ellis Inc. having an office at 200 Park Avenue, New York, New York 10166 (“Broker”) and Tenant covenants and agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any broker, agent or finder other than Broker in connection with this Lease and/or concerning the renting or leasing of premises located in the Building due to conversations, correspondence or dealings of Tenant with the claimant. Landlord shall pay Broker any commission which may be payable with respect to this Lease pursuant to a separate agreement.

THIRTEENTH: Except as expressly modified and amended herein, and as so modified and amended, the Lease is hereby ratified and confirmed in all respects and shall be binding upon the parties hereto and their respective successors and assigns. In the event the provisions of this Agreement shall contradict or be inconsistent with the provisions of the Lease, then the provisions of this Agreement hall prevail and govern and the contradicted or inconsistent provisions of the Lease shall be deemed amended accordingly.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

55 WASHINGTON STREET LLC
By:	DW Associates, L.P., as managing member

By:

(Landlord)

ETSY INC.

By:

(Tenant)

State of New York
} SS:
County of Kings

On the 22nd day of December in the year 2011 before me, the undersigned, a Notary Public in and for said State, personally appeared Sinohe Terrero, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that (s)he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SARAH M. FEINGOLD
Notary Public, State of New York
No. 02FE6153435
Qualified in Kings County
Commission Expires October 02, 2014

5

Exhibit “C”

Diagram of the 4th and 6th Floor Additional Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 6th Floor

55 Washington Street, 4th Floor

Exhibit D

Landlord’s Expansion Premises Work

Plans and Specifications

7

LIST OF ABBREVIATIONS

SYMBOLS LEGEND

EXHAUST VENT

PROPERTY / PLANNING

BLOCK: 26

LOT: 1

HEIGHT: 97'

NUMBER OF STORIES: 9

BUILDING CODE: 1968 CODE

BLOCK PLAN

NOT TO SCALE

SUITE 420
SUITE 415
SUITE 416
SUITE 417
SUITE 418
SUITE 419E
SUITE 419D
SUITE 419A
SUITE 419B
SUITE 419C
SUITE 419G
SUITE 419F

1 DEMOLITION PLAN

DM-100.00

4TH FLOOR
DEMOLITION PLAN

ETSY, INC.

LIST OF ABBREVIATIONS

T.O.	TOP OF
B.O.	BOTTOM OF
F.O.	FACE OF
L.F.	LINEAR FOOT
A.F.F.	ABOVE FINISH FLOOR
GEN.	GENERAL
COL.	COLUMN
T.G.	TONGUE & GROOVE
CAB	CABINET
U.O.N.	UNLESS OTHERWISE NOTED
MDF	MEDIUM DENSITY FIBERBOARD
TYP	TYPICAL
CONC.	CONCRETE
CLG.	CEILING
GWB	GYPSUM WALL BOARD
FIX	FIXTURE
SS	STAINLESS STEEL
OPNG	OPENING
PL	PROPERTY LINE
CH	CEILING HEIGHT
CL	CLOSET
WC	WATER CLOSET
LAV	LAVATORY
MTL.	METAL
EXIST.	EXISTING

SYMBOLS LEGEND

DETAIL MARKER
SECTION MARKER
ELEVATION MARKER – EXTERIOR
ELEVATION MARKER – INTERIOR
DOOR NUMBER
WINDOW NUMBER
WALL TYPE
CONSTRUCTION GRIDLINE
SECTIONAL ELEVATION (FT)
CENTERLINE
SMOKE/CARBON MONOXIDE DETECTOR
EXHAUST VENT

PROPERTY / PLANNING

BLOCK: 38
LOT: 1
ZONE: M1-2/R6A MX-2
MAP: 12D
HEIGHT: 60'
NUMBER OF STORIES: 6
CONSTRUCTION CLASSIFICATION: 1-B
OCCUPANCY: COMMERCIAL
OCCUPANCY GROUP: E
BUILDING CODE: 1968 CODE

BLOCK PLAN
NOT TO SCALE

EXIST. SLAB
SOUNDBLANKET TYP
1-1/2" COLD-ROLLED @475 CARRYING "C" NOT TO EXCEED 4'-0" O.C.
20 GA. 7/8" FURRING CHANNELS @ 16" O.C. HUNG WITH WIRE CLIP @ SPRING STL. OR APPROVED ALT.
2 HOUR: 2 LAYERS OF 5/8" DENSARMOR PLUS FIREGUARD OR EQUIV. G.W.B
CONTINUOUS CAULKING USE FIRESTOPPING AT ALL RATED LOCATIONS

2 SUSPENDED CEILING DETAIL
SCALE: NTS

CONFERENCE ROOM 1
CONFERENCE ROOM 2
CONFERENCE ROOM 3

1 REFLECTED CEILING PLAN
SCALE: 1/8" = 1'-0"

ISSUE DATE:
OWNER REVIEW
OWNER REVIEW
OWNER REVIEW
OWNER REVIEW

MECHANICAL ENGINEER:

STRUCTURAL ENGINEER:

SEAL & SIGNATURE:

ARCHITECT:

A-102.00

4TH FLOOR
REFLECTED CEILING PLAN

ETSY, INC.
55 WASHINGTON STREET
BROOKLYN, NY 11201

LIST OF ABBREVIATIONS
T.O. TOP OF
B.O. BOTTOM OF
F.O. FACE OF
L.F. LINEAR FOOT
A.F.F. ABOVE FINISH FLOOR
GEN. GENERAL
COL. COLUMN
T.G. TONGUE & GROOVE
CAB CABINET
U.O.N. UNLESS OTHERWISE NOTED
MDF MEDIUM DENSITY FIBERBOARD
TYP TYPICAL
CONC. CONCRETE
CLG. CEILING
GWB GYPSUM WALL BOARD
FIX FIXTURE
SS STAINLESS STEEL
OPNG OPENING
PL PROPERTY LINE
CH CEILING HEIGHT
CL CLOSET
WC WATER CLOSET
LAV LAVATORY
MTL METAL
EXIST. EXISTING
SYMBOLS LEGEND
DETAIL MARKER
SECTION MARKER
ELEVATION MARKER - EXTERIOR
ELEVATION MARKER - INTERIOR
DOOR NUMBER
WINDOW NUMBER
WALL TYPE
CONSTRUCTION GRIDLINE
SECTIONAL ELEVATION (FT)
CENTERLINE
SMOKE/CARBON MONOXIDE DETECTOR
EXHAUST VENT
PROPERTY / PLANNING
BLOCK: 28
LOT: 1
ZONE: M1-2/R6A MX-2
MAP: 12D
HEIGHT: 90'
NUMBER OF STORIES: 8
CONSTRUCTION CLASSIFICATION: 1-B
OCCUPANCY: COMMERCIAL
OCCUPANCY GROUP: E
BUILDING CODE: 1968 CODE
BLOCK PLAN
NOT TO SCALE
UNDERSIDE OF SLAB
CONTINUOUS ACOUSTIC SEALANT, TYP.
5/8" GWB EITHER SIDE OVER METAL STUDS
SOUNDBLANKET TYP
CONTINUOUS ACOUSTIC SEALANT, TYP.
EXISTING SLAB
B TYP. INTERIOR PARTITION
UNDERSIDE OF SLAB
CONTINUOUS CAULKING USE FIRESTOPPING AT ALL RATED LOCATIONS
2x 5/8" GWB EITHER SIDE OVER 3 1/2" METAL STUDS 16" O.C. 20 GAUGE
SOUNDBLANKET TYP
CONTINUOUS CAULKING USE FIRESTOPPING AT ALL RATED LOCATIONS
EXISTING SLAB
A TYP. 2 HR RATED PARTITION - UL DESIGN U411
DOOR SCHEDULE
3 DOOR SCHEDULE
ALL COUNTER-HEIGHT GFI RECEPTACLES TO BE 42" A.F.F.
1"
4'-6"
2'
4'-6"
2'
2 UNDERCOUNTER REFRIGERATORS BY OTHERS, 2 DEDICATED OUTLETS NEEDED BELOW COUNTER.
3'-3"
6'-6"
KITCHENETTE
ALL KITCHENETTE FIXTURES, APPLIANCES, CABINETS, AND FURNITURE BY OTHERS. ALL COUNTERS TO BE 36" HIGH.
2 ENLARGED KITCHEN PLAN
CONFERENCE ROOM 1
OPEN OFFICE
MECHANICAL ROOM
MEETING ROOM
KITCHENETTE
1 CONSTRUCTION PLAN
CONSTRUCTION LEGEND
POWER LEGEND
OWNER REVIEW
OWNER REVIEW
OWNER REVIEW
OWNER REVIEW
OWNER REVIEW
MECHANICAL ENGINEER
STRUCTURAL ENGINEER
SEALS & SIGNATURE
ARCHITECT
A-100.00
4TH FLOOR
CONSTRUCTION & POWER PLAN
N
ETSY, INC.
55 WASHINGTON STREET
BROOKLYN, NY 11201

Exhibit D

Landlord’s Expansion Premises Work

Tenant’s Specifications

Landlord shall modify the Fourth & Sixth Floor Additional Premises pursuant to Tenant’s Plans annexed hereto as Exhibit D. Landlord shall also perform the following as part of Landlord’s Expansion Premises Work using building standard materials pursuant to Tenant’s Specifications as outlined below:

PROJECT AREA	TENANT’S SPECIFICATIONS	REFERENCE

HVAC	Install fresh air vents from HVAC ductwork in all spaces and ensure air is distributed throughout the premises. Landlord will ensure that the three (3) return ducts into the mechanical room are acoustically lined to dampen noise.	Refer to Exhibit D-1 mechanical drawing.

Mechanical Room	Mechanical room dimensions to be confirmed by Two Trees’ engineer. Layer of “quiet rock” to be installed on all mechanical room walls in addition to building standard insulation to maximize noise control. Mechanical room return air plenum will be an acoustically lined duct.	Refer to A100 for Mechanical Room location.

Sprinklers	Two Trees will handle any necessary sprinkler modifications to meet building standards.

Rooms	Install three (3) conference rooms and three (3) small rooms using building standard walls and building standard hollow metal doors with glass. Note, “Meeting Room” indicated on A100 requires a new building standard hollow metal door with a large glass pane as well.	Refer to A100 for new rooms, the Door Schedule, and door locations in plan.

Lighting	Install a building standard light switch, wiring and building standard lights in each conference room. Install building standard light switch, wiring and standard recessed lights (“high hats”) in each small room. Install building standard lighting in Location A102 according to Exhibit D.	Refer to A102 for light switch locations and Open Office lighting zones.

Electrical	Install building standard perimeter electrical outlets along new perimeter (1 quad box per bay). Install outlets on new walls at Location A100 according to Exhibit D. All existing outlets are to remain on the walls not scheduled for demolition.	Refer to A100 for electrical outlet locations.

Tele/Data	Tele/Data receptacle for reference only in Exhibit D. Tenant to provide all data for all locations.	Refer to A100 for Tele/Data.

Exhibit D-1

Landlord’s Expansion Premises Work

Mechanical Plan

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STORAGE CLOSET
KITCHENETTE
CONFERENCE ROOM 1
CONFERENCE ROOM 2
CONFERENCE ROOM

1 REFLECTED CEILING PLAN

KATZ

PROJECT:
55 WASHINGTON STREET

LOCATION:
4th FLOOR-EAST SUITES

Exhibit “E”

Diagram of the Option Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, Ground Floor

Exhibit “F”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 5TH FLOOR

55 WASHINGTON STREET, 7TH FLOOR

Exhibit “F” Cont’d

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 6th Floor

55 Washington Street, 4th Floor

EIGHTH AMENDMENT TO LEASE

THIS EIGHTH AMENDMENT TO LEASE (the “Agreement”), made as of the January 1, 2013, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office at c/o Two Trees Management Co., Inc., 45 Main Street, Suite 602, Brooklyn, New York 11201, (the “Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an office at 55 Washington Street, Suite 512, Brooklyn, New York 11201 (the “Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Lease”) covering certain premises known as Suite 512, as more particularly described in the Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of December 1, 2009 (the “First Amendment”), whereby Article 48 of the Lease was amended; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”), whereby Tenant temporarily leased Suite 500; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”), whereby Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”), whereby Tenant leased certain additional premises known as Suite 501 in the Building and extended the Term for Suite 500 through July 31, 2016; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of October 1, 2010 (the “Fifth Amendment”), whereby an additional Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2011 (the “Sixth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 502, Suite 504, Suite 561, Suite 562 and Suite 563, the Bathrooms and the Hallway located on the fifth (5th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Seventh Amendment dated as of September, 2011 (the “Seventh Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, suite 420, suite 451 and Suite 606, and certain hallway premises located on the fourth (4th) floor of the Building; (the Lease, as amended by the First Amendment, Second Amendment, Third Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment are hereinafter, collectively, referred to as the “Lease” and Suites 512, 500, 501, 712, 502, 504, 561, 562, 563, 415, 416, 417, 418, 420, 451 and 606 are, hereinafter, collectively referred to as, the “Existing Premises”); and

WHEREAS, the parties now desire to further amend the Lease to provide for the inclusion therein of certain additional premises known as Suites 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622 and 710 in the Building, for the same Use set forth in the Lease, upon such terms, provisions and conditions as are more particularly hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Unless the context otherwise clearly indicates a contrary intent or unless specifically provided herein, each term used in this Agreement which is defined in the Lease shall be deemed to have the meaning ascribed to such term in the Lease.

SECOND: For a term commencing as of January 1, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suites 612, 620, 622 and 710 (collectively, the “January 2013

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Added Space”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively, the Existing Premises and the January 2013 Added Space. Tenant acknowledges that it is currently occupying the January 2013 Added Space in the Building pursuant to a License Agreement dated May 17, 2012 and, accordingly. Tenant is accepting the January 2013 Added Space in their “AS IS/WHERE IS” condition with no work, of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the January 2013 Added Space or any equipment servicing the same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense.

THIRD: For a term commencing as of January 15, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 614 (the “Suite 614 Added Space”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, the January 2013 Added Space and Suite 614 Added Space. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the Suite 614 Added Space and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 614 Added Space and Tenant agrees to accept possession of the Suite 614 Added Space in their “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the Suite 614 Added Space or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense.

For a term commencing as of March 1, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises. Suites 452 and 453A (collectively, the “March 2013 Added Space”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, the January 2013 Added Space, Suite 614 Added Space and March 2013 Added Space. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the March 2013 Added Space and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the March 2013 Added Space and Tenant agrees to accept possession of the March 2013 Added Space in their “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the March 2013 Added Space or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. Notwithstanding anything in this Agreement to the contrary, if Landlord is unable to deliver possession of any part or all of the March 2013 Added Space on March 1, 2013 because of any reason whatsoever, including, without limitation, the holding over or failure to surrender possession by any existing tenant, subtenant or occupant, construction or work in the Building or in all or part of the March 2013 Added Space, then Landlord shall not, in any such event, be subject to any liability for failure to give possession on said date and the validity of this Agreement and the Lease shall not be impaired or affected, but the annual base rent applicable to the March 2013 Added Space payable hereunder shall be abated equitably according to the Suite or Suites which has not been delivered until Landlord delivers possession of all of the March 2013 Added Space.

FOURTH: For a term commencing as of July 1, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises. Suite 424 (“July 2013 Added Space”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises. January 2013 Added Space, Suite 614 Added Space. March 2013 Added Space and July 2013 Added Space. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the July 2013 Added Space and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the July 2013 Added Space and Tenant agrees to accept possession of the July 2013 Added Space in its “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the July 2013 Added Space or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. Notwithstanding anything in this Agreement to the contrary, if Landlord is

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unable to deliver possession of the July 2013 Added Space on July 1, 2013 because of any reason whatsoever, including, without limitation, the holding over or failure to surrender possession by any existing tenant, subtenant or occupant, construction or work in the Building or in all or part of the July 2013 Added Space, then Landlord shall not, in any such event, be subject to any liability for failure to give possession on said date and the validity of this Agreement and the Lease shall not be impaired or affected, but the annual base rent for the July 2013 Added Space payable hereunder shall be abated until Landlord delivers possession of the July 2013 Added Space.

FIFTH: For a term commencing as of August 1, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises. Suites 558 and 559 (“August 2013 Added Space”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, the January 2013 Added Space, Suite 614 Added Space, March 2013 Added Space, July 2013 Added Space and August 2013 Added Space. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the August 2013 Added Space and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the August 2013 Added Space and Tenant agrees to accept possession of the August 2013 Added Space in their “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the August 2013 Added Space or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. Notwithstanding anything in this Agreement to the contrary, if Landlord is unable to deliver possession of any or all of the August 2013 Added Suite on August 1, 2013 because of any reason whatsoever, including, without limitation, the holding over or failure to surrender possession by any existing tenant, subtenant or occupant, construction or work in the Building or in all or part of the August 2013 Added Suite, then Landlord shall not, in any such event, be subject to any liability for failure to give possession on said date and the validity of this Agreement and the Lease shall not be impaired or affected, but the annual base rent applicable to the August 2013 Added Space payable hereunder shall be abated equitably according to the Suite or Suites which has not been delivered until Landlord delivers possession of all of the August 2013 Added Space.

SIXTH: For a term commencing as of February 1, 2014 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 560 (“February 2014 Added Space”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, January 2013 Added Space, Suite 614 Added Space, March 2013 Added Space, July 2013 Added Space, August 2013 Added Space and February 2014 Added Space. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the February 2014 Added Space and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the February 2014 Added Space and Tenant agrees to accept possession of the February 2014 Added Space in its “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the February 2014 Added Space or any equipment servicing the same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. Notwithstanding anything in this Agreement to the contrary, if Landlord is unable to deliver possession of the February 2014 Added Space on February 1, 2014 because of any reason whatsoever, including, without limitation, the holding over or failure to surrender possession by any existing tenant, subtenant or occupant, construction or work in the Building or in all or part of the February 2014 Added Space, then Landlord shall not, in any such event, be subject to any liability for failure to give possession on said date and the validity of this Agreement and the Lease shall not be impaired or affected, but the annual base rent for the February 2014 Added Space payable hereunder shall be abated until Landlord delivers possession of the February 2014 Added Space.

SEVENTH: Notwithstanding anything in this Agreement to the contrary, in lieu of Landlord performing any work in the January 2013 Added Space, Suite 614 Added Space, the March 2013 Added Space, the July 2013 Added Space, the August 2013 Added Space and the February 2014 Added Space. Tenant shall receive a rent credit (“Rent Credit”) in the aggregate amount of $17,000.00. Such Rent Credit shall be applied against annual base rent payable under this Agreement for the month of February, 2013. Tenant shall, prior to the possession date of the January, 2013 Added Space, Suite 614 Added Space, the March 2013 Added Space, the July 2013 Added Space, the August 2013 Added Space and the February 2014 Added Space, deliver to Landlord an insurance certificate satisfying the provisions of the Lease covering the foregoing Added Spaces.

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EIGHTH: (A) Effective as of the date hereof through and including July 31, 2016. Tenant shall pay Tenant’s Percentage of Real Estate Taxes for the January. 2013 Added Space, Suite 614 Added Space, March. 2013 Added Space. July 2013 Added Space. August 2013 Added Space and February 2014 Added Space. “Tenant’s Percentage” and applicable Base Year shall be amended to include the following percentages as follows:

1/1/13 to 7/31/16 (Suites 612, 620, 622, 710):	1.328% (Base Year: 7/12-6/13)
1/15/13 to 7/31/16 (Suite 614):	0.264% (Base Year: 7/12-6/13)
3/1/13 to 7/31/16 (Suites 452, 453A):	0.625% (Base Year: 7/12-6/13)
7/1/13 to 7/31/16 (Suite 424):	0.092% (Base Year: 7/13-6/14)
8/1/13 to 7/31/16 (Suites 558, 559):	1.196% (Base Year: 7/13-6/14)
2/15/14 to 7/31/16 (Suite 560):	1.267% (Base Year: 7/14-6/15)

Notwithstanding anything in this Agreement to the contrary, Tenant shall not be required to pay Tenant’s Percentage of Real Estate Taxes: (a) for the January 2013 Added Space during the period from January 1, 2013 through June 30, 2013; (b) for the Suite 614 Added Space during the period from January 15, 2013 through July 31, 2013; and (c) for the March 2013 Added Space during the period from February 1, 2013 through July 31, 2013.

(B) Tenant agrees to pay Landlord Tenant’s Percentage of the total amount of any business or building improvement district charges (“BID Charges”) assessed on the Real Property in each year (or portion thereof) during the term of the Lease within ten (10) days after demand is made therefor as additional rent.

NINTH: Effective as of the date hereof through July 31, 2016, the annual base rent payable under Article 2 of the Lease shall be amended to include the following annual base rent:

Suites 612, 620, 622 & 710
1/1/13 to 12/31/13:	$134,250.00 p/yr — $11,187.50 p/mo
1/1/14 to 12/31/14:	$137,606.25 p/yr — $11,467.19 p/mo
1/1/15 to 12/31/15:	$141,046.41 p/yr — $11,753.87 p/mo
1/1/16 to 7/31/16:	$144,572.56 p/yr — $12,047.71 p/mo

Suite 614
1/15/13 – 1/14/14:	$26,640.00 p/yr — $2,220.00 p/mo
1/15/14 – 1/15/15:	$27,306.00 p/yr — $2,275.50 p/mo
1/15/15 – 1/14/16:	$27,988.65 p/yr — $2,332.39 p/mo
1/15/16 – 7/31/16:	$28,688.37 p/yr — $2,390.70 p/mo

Suites 452 & 453A
3/1/13 – 2/28/14:	$59,838.00 p/yr — $4,986.50 p/mo
3/1/14 – 2/28/15:	$61,333.95 p/yr — $5,111.16 p/mo
3/1/15 – 2/29/16:	$62,867.30 p/yr — $5,238.94 p/mo
3/1/16 – 7/31/16:	$64,438.98 p/yr — $5,369.92 p/mo

Suite 424
7/1/13 to 6/30/14:	$4,650.00 p/yr — $387.50 p/mo
7/1/14 to 6/30/15:	$4,766.25 p/yr — $397.19 p/mo
7/1/15 to 6/30/16:	$4,885.41 p/yr — $407.12 p/mo
7/1/16 to 7/31/16:	$5,007.54 p/yr — $417.30 p/mo

Suites 558 & 559
8/1/13 to 7/31/14:	$120,900.00 p/yr — $10,075.00 p/mo
8/1/14 to 7/31/15:	$123,922.50 p/yr — $10,326.88 p/mo
8/1/15 to 7/31/16:	$127,020.56 p/yr — $10,585.05 p/mo

Suite 560
2/15/14 to 2/14/15:	$119,588.00 p/yr — $9,965.67 p/mo
2/15/15 to 2/14/16:	$122,577.70 p/yr — $10,214.81 p/mo
2/15/16 to 7/31/16:	$125,642.14 p/yr — $10,470.18 p/mo

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TENTH: Effective as of the date hereof through and including July 31, 2016, Tenant shall pay the following additional amounts for monthly trash removal for ordinary trash:

1/1/13 to 7/31/16 (Suites 612, 620, 622, 710):	$74.58 per month
1/15/13 to 7/31/16 (Suite 614):	$14.80 per month
3/1/13 to 7/31/16 (Suites 452, 453A):	$20.60 per month
7/1/13 to 7/31/16 (Suite 424):	$5.17 per month
8/1/13 to 7/31/16 (Suites 558, 559):	$67.17 per month
2/15/14 to 7/31/16 (Suite 560):	$71.18 per month

ELEVENTH: Effective as of the date Tenant takes possession of the January 2013 Added Space, Suite 614 Added Space, March 2013 Added Space, August 2013 Added Space and February 2014 Added Space (collectively, the “8th Amendment Added Spaces”) and during the Term, Tenant shall, at its own cost and expense, operate, maintain and repair the air-conditioning equipment in the foregoing 8th Amendment Added Spaces (each referred to as “AC System”; collectively referred to as the “8th Amendment Added Spaces AC Systems”) now or hereafter located in or servicing the 8th Amendment Added Spaces. Landlord shall replace any 8th Amendment Added Spaces AC Systems if necessary and required during the Term. The electricity consumed by the 8th Amendment Added Spaces AC Systems shall be paid for by Tenant as set forth in the applicable provisions of the Lease. Installation of any additional air-conditioning equipment is considered an alteration and as such shall be subject to the provisions of the Lease applicable to Alterations. If any permit or license is required for the operation of the 8th Amendment Added Spaces AC Systems. Tenant shall, at Tenant’s expense, obtain and maintain any such permit or license unless Landlord elects to obtain the same on Tenant’s behalf and at Tenant’s expense.

TWELFTH: Tenant shall continue to pay all items of additional rent and any escalation payments provided in the Lease for the Existing Premises and Added Space.

THIRTEENTH: Article 3 of the Lease is hereby amended so that the Security Deposit required under the Lease shall be $455,902.82. Landlord is currently holding $320,000.00 as security, accordingly, Tenant shall deposit with Landlord, concurrently with execution of this Agreement, by check made payable to 55 WASHINGTON STREET LLC, the amount of $135,902.82, which shall be held by Landlord as part of the security required under the Lease.

FOURTEENTH: Tenant’s Option to Renew, as set forth in Section 49 of the Lease, if properly exercised in accordance with the terms therein, shall be deemed to include the January 2013 Added Space, Suite 614 Added Space, March 2013 Added Space, July 2013 Added Space, August 2013 Added Space and February 2014 Added Space and Suite 500 and the annual base rent payable under the Lease for the foregoing Suites shall be as follows:

The greater of (a) the Fair Market Rent (as defined in Article 49 of the Lease) or (b) Suites 612, 620, 622 and 710: $12,409.14 per month for the first renewal year; $12,781.42 per month for the second renewal year; $13,164.86 per month for the third renewal year; $13,559.80 per month for the fourth renewal year; and $13,966.60 per month for the fifth renewal year; Suites 452, 453A and 614: $7,993.43 per month for the first renewal year; $8,233.23 for the second renewal year; $8,480.23 for the third renewal year; $8,734.63 for the fourth renewal year; and $8,996.67 for the fifth renewal year; Suite 424: $429.82 per month for the first renewal year; $442.71 per month for the second renewal year; $456.00 per month for the third renewal year; $469.68 per month for the fourth renewal year; and $483.77 per month for the fifth renewal year; Suites 558 and 559: $10,902.60 per month for the first renewal year; $11,229.68 per month for the second renewal year; $11,566.57 per month for the third renewal year; $11,913.57 per month fir the fourth renewal year; $12,270.97 per month for the fifth renewal year; Suite 560: $10,784.29 per month for the first renewal year; $11,107.81 per month for the second renewal year; $11,441.05 per month for the third renewal year; 411,784.28 per month for the fourth renewal year; and $12,137.81 per month for the fifth renewal year; and Suite 500: $3,935.60 per month for the first renewal year; $4,053.67 per month for the second renewal year; $4,175.28 per month for the third renewal year; $4,300.54 per month for the fourth renewal year; and $429.55 for the fifth renewal year.

FIFTEENTH: Notwithstanding anything to the contrary herein contained. Landlord represents that as of the commencement date for the January 2013 Added Space. 614 Added Space. March 2013 Added Space. July 2013 Added space, August 2013 Added Space and February 2014 Added Space, the Building systems servicing the foregoing Added Spaces, including, but not limited to, electrical, mechanical. AC systems and plumbing systems shall be in working order.

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SIXTEENTH: With respect to the August 2013 Added Space and February 2014 Added Space, Landlord will deliver the same in broom clean condition and in the Building Standard condition (i.e. painted in Building standard white and the wood floors finished) or Tenant shall be afforded a rent credit in an amount necessary to deliver the August 2013 Added Space and February 2014 Added Space in the condition required herein.

SEVENTEENTH: Tenant warrants and represents to Landlord that, other than CBRE, INC. it has not dealt with any real estate broker, agent or finder in connection with the leasing of the 8th Amendment Added Spaces and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any other broker, agent or finder with respect to this Agreement or the negotiation of the terms hereof due to the dealings of Tenant with the claimant. Landlord shall pay CBRE. INC. a commission pursuant to a separate agreement between Landlord and CBRE, INC.

EIGHTEENTH: Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions shall remain in full force and effect and are hereby in all respects ratified and confirmed and shall be binding upon the parties hereto and their respective successors and assigns.

NINETEENTH: The persons executing this Agreement on behalf of Landlord and Tenant represent and warrant that they do so with full authority to bind the parties hereto to the terms, conditions and provisions hereinabove set forth.

[Balance of Page Intentionally left blank]

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date and year written above.

55 WASHINGTON STREET, LLC

By:

David Walentas

ETSY, INC.

By:

Name:	Sinohe Terrero
Title:	VP, Finance

State of New York
} SS:
County of Kings

On the 4th day of March in the year 2013 before me, the undersigned, a Notary Public in and for said State, personally appeared David Walentas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

ELIZABETH J. BUENO

Notary Public, State of New York	Notary Public
No. 01CO6181901 Qualified in Kings County Commission Expires February 11, 2016

State of New York
} SS:
County of

On the 26th day of February in the year 2013 before me, the undersigned, a Notary Public in and for said State, personally appeared Sinohe Terrero personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose names is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signatures on the instrument, the individuals or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SARAH M. FEINGOLD Notary Public, State of New York No. 02FE6153435 Qualified in Kings County Commission Expires October 02, 2014

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NINTH AMENDMENT TO LEASE

THIS NINTH AMENDMENT TO LEASE (the “Agreement”), made as of the March 21, 2013, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office at c/o Two Trees Management Co., Inc., 45 Main Street, Suite 602, Brooklyn, New York 11201, (the “Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an office at 55 Washington Street, Suite 512, Brooklyn, New York 11201 (the “Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Lease”) covering certain premises known as Suite 512, as more particularly described in the Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of December 1, 2009 (the “First Amendment”), whereby Article 48 of the Lease was amended; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”), whereby Tenant temporarily leased Suite 500; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”), whereby Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”), whereby Tenant leased certain additional premises known as Suite 501 in the Building and extended the Term for Suite 500 through July 31, 2016; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of October 1, 2010 (the “Fifth Amendment”), whereby an additional Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2011 (the “Sixth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 502, Suite 504, Suite 561, Suite 562 and Suite 563, the Bathrooms and the Hallway located on the fifth (5th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Seventh Amendment dated as of September, 2011 (the “Seventh Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, suite 420, suite 451 and Suite 606, and certain hallway premises located on the fourth (4th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Eighth Amendment dated January 1, 2013 (the “Eighth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622 and 710, (the Lease, as amended by the First Amendment, Second Amendment, Third Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and Eight Amendment are hereinafter, collectively, referred to as the “Lease” and Suites 512, 500, 501, 712, 502, 504, 561, 562, 563, 415, 416, 417, 418, 420, 451, 606, 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622 and 710 are, hereinafter, collectively referred to as, the “Existing Premises”); and

WHEREAS, the parties now desire to further amend the Lease to provide for the inclusion therein of certain additional premises known as Suites 604, 608, 610, 633 and 661 in the Building, for the same Use set forth in the Lease, upon such terms, provisions and conditions as are more particularly hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Unless the context otherwise clearly indicates a contrary intent or unless specifically provided herein, each term used in this Agreement which is defined in the Lease shall be deemed to have the meaning ascribed to such term in the Lease.

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SECOND: For a term commencing as of April 15, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 610 (“Suite 610) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively, the Existing Premises and Suite 610. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 610 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 610 and Tenant agrees to accept possession of the Suite 610 in its “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the Suite 610 or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. If Landlord is unable to deliver possession of Suite 610 to Tenant on April 15, 2013 due to the holding-over or failure to surrender possession by any tenant, subtenant or occupant, construction or work in the Building or Suite 610, then Landlord shall not, in any such event, be subject to any liability for failure to give possession of Suite 610 on said date and the validity of this Agreement and the Lease shall not be impaired under such circumstances, but the annual base rent and additional rent payable for Suite 610 shall abate until Landlord delivers to Tenant possession of Suite 610.

THIRD: For a term commencing as of May 1, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 604 (“Suite 604”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 610 and Suite 604. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 604 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 604 and Tenant agrees to accept possession of the Suite 604 in its “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the Suite 604 or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. If Landlord is unable to deliver possession of Suite 604 to Tenant on May 1, 2013 due to the holding-over or failure to surrender possession by any tenant, subtenant or occupant, construction or work in the Building or Suite 604, then Landlord shall not, in any such event, be subject to any liability for failure to give possession of Suite 604 on said date and the validity of this Agreement and the Lease shall not be impaired under such circumstances, but the annual base rent and additional rent payable for Suite 604 shall abate until Landlord delivers to Tenant possession of Suite 604.

FOURTH: For a term commencing as of July 15, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suites 608 and 661 (collectively, the “July 15, 2013 Added Space”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 610, Suite 604 and the July 15, 2013 Added Space. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the July 15, 2013 Added Space and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the July 15, 2013 Added Space and Tenant agrees to accept possession of the July 15, 2013 Added Space in their “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the July 15, 2013 Added Space or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. If Landlord is unable to deliver possession of the July 15, 2013 Added Space to Tenant on July 15, 2013 due to the holding-over or failure to surrender possession by any tenant, subtenant or occupant, construction or work in the Building or any part of the July 15, 2013 Added Space, then Landlord shall not, in any such event, be subject to any liability for failure to give possession of all of the July 15, 2013 Added Space on said date and the validity of this Agreement and the Lease shall not be impaired under such circumstances, but the annual base rent and additional rent payable for the July 15, 2013 Added Space shall abate equitably according to that part of the July 15, 2013 Added Space which has not been delivered until Landlord delivers to Tenant possession of all of the July 15, 2013 Added Space.

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FIFTH: For a term commencing as of November 1, 2013 through and including July 31, 2016, unless sooner terminated upon terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 633 (“Suite 633”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 610, Suite 604, the July 15, 2013 Added Space and Suite 633. Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 633 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 633 and Tenant agrees to accept possession of the Suite 633 in its “AS IS/WHERE IS” condition with no work of any sort to be performed by the Landlord and no representation or warranty by Landlord as to the fitness of the Suite 633 or any equipment servicing same. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. If Landlord is unable to deliver possession of Suite 633 to Tenant on November 1, 2013 due to the holding-over or failure to surrender possession by any tenant, subtenant or occupant, construction or work in the Building or Suite 633, then Landlord shall not, in any such event, be subject to any liability for failure to give possession of Suite 633 on said date and the validity of this Agreement and the Lease shall not be impaired under such circumstances, but the annual base rent and additional rent payable for Suite 465 shall abate until Landlord delivers to Tenant possession of Suite 633.

SIXTH: Notwithstanding anything in this Agreement to the contrary, in lieu of Landlord performing any work in Suite 610, Suite 604, Suite 633 and the July 15, 2013 Added Space, Tenant shall receive a rent credit (“Rent Credit”) in the aggregate amount of $2,400.00. Such Rent Credit shall be applied against annual base rent payable under this Agreement for the month of July, 2013. Tenant shall, prior to the possession date of Suite 610, Suite 604, Suite 633 and the July 15, 2013 Added Space, deliver to Landlord an insurance certificate satisfying the provisions of the Lease covering the foregoing Added Spaces.

SEVENTH: (A) Effective as of the date hereof through and including July 31, 2016, Tenant shall pay Tenant’s Percentage of Real Estate Taxes for Suite 610, 604, 633 and the July 15, 2013 Added Space. “Tenant’s Percentage” and applicable Base Year shall be amended to include the following percentages:

4/15/13 to 7/31/16 (Suite 610):	0.264% (Base Year: 7/13-6/14)
5/1/13 to 7/31/16 (Suite 604):	0.273% (Base Year: 7/13-6/14)
7/15/13 to 7/31/16 (Suites 608 and 661):	0.522% (Base Year: 7/13-6/14)
11/1/13 to 7/31/16 (Suite 633):	0.297% (Base Year: 7/13-6/14)

(B) Tenant agrees to pay Landlord Tenant’s Percentage of the total amount of any business or building improvement district charges (“BID Charges”) assessed on the Real Property in each year (or portion thereof) during the term of the Lease within ten (10) days after demand is made therefor as additional rent.

EIGHTH: Effective as of the date hereof through July 31, 2016, the annual base rent payable under Article 2 of the Lease shall be amended to include the following annual base rent:

Suites 610
4/15/13 to 4/14/14:	$29,304.00 p/yr — $2,442.00 p/mo
4/15/14 to 4/14/15:	$30,036.60 p/yr — $2,503.05 p/mo
4/15/15 to 4/14/16:	$30,787.52 p/yr — $2,565.63 p/mo
4/15/16 to 7/31/16:	$31,557.21 p/yr — $2,629.77 p/mo

Suite 604
5/1/13 – 4/30/14:	$30,327.00 p/yr — $2,527.25 p/mo
5/1/14 – 4/30/15:	$31,085.18 p/yr — $2,590.43 p/mo
5/1/15 – 4/30/16:	$31,862.31 p/yr — $2,655.19 p/mo
5/1/16 – 7/31/16:	$32,658.87 p/yr — $2,721.57 p/mo

Suites 608 & 661
7/15/13 – 7/14/14:	$43,117.00 p/yr — $3,593.13 p/mo
7/15/14 – 7/14/15:	$44,195.44 p/yr — $3,682.95 p/mo
7/15/15 – 7/31/16:	$45,300.33 p/yr — $3,775.03 p/mo

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Suite 633
11/1/13 – 10/31/14:	$15,531.00 p/yr — $1,294.25 p/mo
11/1/14 – 10/31/15:	$15,919.28 p/yr — $1,326.61 p/mo
11/1/15 – 7/31/16:	$16,317.26 p/yr — $1,359.77 p/mo

NINTH: Effective as of the date hereof through and including July 31, 2016, Tenant shall pay the following additional amounts for monthly trash removal for ordinary trash:

4/14/13 to 7/31/16 (Suites 610):	$14.80 per month
5/1/13 to 7/31/16 (Suite 604):	$15.32 per month
7/15/13 to 7/31/16 (Suites 608 & 661):	$29.33 per month
11/1/13 to 7/31/16 (Suite 633):	$16.70 per month

TENTH: Effective as of the date Tenant takes possession of the Suite 610, Suite 604, Suite 633 and the July 15, 2013 Added Space (collectively, the “9th Amendment Added Spaces”) and during the Term, Tenant shall, at its own cost and expense, operate, maintain and repair the air-conditioning equipment in the foregoing 9th Amendment Added Spaces (each referred to as “AC System”; collectively referred to as the “9th Amendment Added Spaces AC Systems”) now or hereafter located in or servicing the 9th Amendment Added Spaces. Landlord shall replace, at its sole cost, any 9th Amendment Added Spaces AC Systems if necessary and required during the Term. The electricity consumed by the 8th Amendment Added Spaces AC Systems shall be paid for by Tenant as set forth in the applicable provisions of the Lease. Installation of any additional air-conditioning equipment is considered an alteration and as such shall be subject to the provisions of the Lease applicable to Alterations. If any permit or license is required for the operation of the 9th Amendment Added Spaces AC Systems, Tenant shall, at Tenant’s expense, obtain and maintain any such permit or license unless Landlord elects to obtain the same on Tenant’s behalf and at Tenant’s expense.

ELEVENTH: Tenant shall continue to pay all items of additional rent and any escalation payments provided in the Lease for the Existing Premises and 9th Amendment Added Spaces.

TWELFTH: Article 3 of the Lease is hereby amended so that the Security Deposit required under the Lease shall be $487,861.24. Landlord is currently holding $455,902.82 as security, accordingly, Tenant shall deposit with Landlord, concurrently with execution of this Agreement, by check made payable to 55 WASHINGTON STREET LLC, the amount of $31,958.42, which shall be held by Landlord as part of the security required under the Lease.

THIRTEENTH: Tenant’s Option to Renew, as set forth in Section 49 of the Lease, if properly exercised in accordance with the terms therein, shall be deemed to include the 9th Amendment Added Spaces and the annual base rent payable during the renewal period for the 9th Amendment Added Suites shall be as follows:

The greater of (a) the Fair Market Rent (as defined in Article 49 of the Lease) or (b) Suites 610: $2,708.66 per month for the first renewal year; $2,789.92 per month for the second renewal year; $2,873.62 per month for the third renewal year; $2,959.83 per month for the fourth renewal year; and $3,048.62 per month for the fifth renewal year; Suite 633: $1,400.56 per month for the first renewal year; $1,442.58 per month for the second renewal year; $1,485.86 per month for the third renewal year; $1,530.43 per month for the fourth renewal year; and $1,576.35 per month for the fifth renewal year; Suites 608 & 661: $3,888.28 per month for the first renewal year; $4,004.93 per month for the second renewal year; $4,125.07 per month for the third renewal year; $4,248.83 per month for the fourth renewal year; and $4,376.29 per month for the fifth renewal year; and Suite 604: $2,803.22 per month for the first renewal year; $2,887.32 per month for the second renewal year; $2,973.94 per month for the third renewal year; $3,063.16 per month for the fourth renewal year; and $3,155.05 per month for the fifth renewal year.

FOURTEENTH: Notwithstanding anything to the contrary herein contained, Landlord represents that as of the respective commencement dates for Suite 604, 610, 633 and the July 15, 2013 Added Space, the Building systems servicing the foregoing Added Spaces, including, but not limited to, electrical, mechanical, AC systems and plumbing systems shall be in working order and, if necessary, Landlord shall deliver an ACP-5 certificate within thirty (30) days following request therefor.

FIFTEENTH: The commencement date for the August 2013 Added Space as set forth in the Eighth Amendment to Lease is hereby amended to November 1, 2013.

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SIXTEENTH: Tenant warrants and represents to Landlord that, other than CBRE, INC. it has not dealt with any real estate broker, agent or finder in connection with the leasing of the 9th Amendment Added Spaces and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any other broker, agent or finder with respect to this Agreement or the negotiation of the terms hereof due to the dealings of Tenant with the claimant. Landlord shall pay CBRE, INC. a commission pursuant to a separate agreement between Landlord and CBRE, INC.

SEVENTEENTH: Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions shall remain in full force and effect and are hereby in all respects ratified and confirmed and shall be binding upon the parties hereto and their respective successors and assigns.

EIGHTEENTH: This Agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart, each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same agreement.

NINETEENTH: The persons executing this Agreement on behalf of Landlord and Tenant represent and warrant that they do so with full authority to bind the parties hereto to the terms, conditions and provisions hereinabove set forth.

[Balance of Page Intentionally left blank]

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date and year written above.

55 WASHINGTON STREET, LLC

By:

David Walentas

ETSY, INC.

By:

Name:	Kristina Salen
Title:	CFO

State of New York
} SS:
County of

On the      day of                      in the year 2013 before me, the undersigned, a Notary Public in and for said State, personally appeared                                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York
} SS:
County of Kings

On the 13 day of June in the year 2013 before me, the undersigned, a Notary Public in and for said State, personally appeared Kristina Salen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose names is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signatures on the instrument, the individuals or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SARAH M. FEINGOLD
Notary Public, State of New York
No. 02FE6153435
Qualified in Kings County
Commission Expires October 02, 2014

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Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 6th Floor

TENTH AMENDMENT TO LEASE

THIS TENTH AMENDMENT TO LEASE (the “Agreement”), made as of December 9, 2013, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office at c/o Two Trees Management Co., Inc., 45 Main Street, Suite 602, Brooklyn, New York 11201, (the “Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an office at 55 Washington Street, Suite 512, Brooklyn, New York 11201 (the “Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Lease”) covering certain premises known as Suite 512, as more particularly described in the Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of December 1, 2009 (the “First Amendment”), whereby Article 48 of the Lease was amended; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”), whereby Tenant temporarily leased Suite 500; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”), whereby Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”), whereby Tenant leased certain additional premises known as Suite 501 in the Building and extended the Term for Suite 500 through July 31, 2016; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of October 1, 2010 (the “Fifth Amendment”), whereby an additional Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2011 (the “Sixth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 502, Suite 504, Suite 561, Suite 562 and Suite 563, the Bathrooms and the Hallway located on the fifth (5th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Seventh Amendment dated as of September, 2011 (the “Seventh Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, suite 420, suite 451 and Suite 606, and certain hallway premises located on the fourth (4th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Eighth Amendment dated January 1, 2013 (the “Eighth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622 and 710; and

WHEREAS, Landlord and Tenant entered into that certain License Agreement dated January 1, 2013 (the “Suite 653 License Agreement”) for Suites 653 and 740 in the Building, which license expires by its terms in December 31, 2013 and Tenant is desirous of adding Suite 653 to the Existing Premises; and

WHEREAS, Landlord and Tenant entered into that certain Ninth Amendment dated March 21, 2013 (the “Ninth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 604, 608, 610, 633 and 661 in the Building (the Lease, as amended by the First Amendment, Second Amendment, Third Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eight Amendment and Ninth Amendment are hereinafter, collectively, referred to as the “Lease” and Suites 512, 500, 501, 712, 502, 504, 561, 562, 563, 415, 416, 417, 418, 420, 451, 606, 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622, 710, 604, 608, 610, 633 and 661 are, hereinafter, collectively referred to as, the “Existing Premises”); and

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WHEREAS, the parties now desire to further amend the Lease to provide for the inclusion therein of certain additional premises known as Suites 602, 616, 632, 652, 653, 659 and 660 in the Building, as shown on the attached Exhibits as Exhibit A-1, A-2, A-3, A-4, A-5, A-6 and A-7 respectively (collectively, the “Tenth Amendment Added Spaces”), for the same Use set forth in the Lease, upon such terms, provisions and conditions as are more particularly hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Unless the context otherwise clearly indicates a contrary intent or unless specifically provided herein, each term used in this Agreement which is defined in the Lease shall be deemed to have the meaning ascribed to such term in the Lease.

SECOND: For a term commencing as of the date Tenant takes possession of Suite 602 (“Suite 602 Pos. Date”) through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 602 (“Suite 602) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively, the Existing Premises and Suite 602. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 602 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 602 and Tenant agrees, that except as set forth in Section FOURTEENTH hereof, to accept possession of the Suite 602 in its “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense.

THIRD: For a term commencing as of the date Tenant takes possession of Suite 616 (“Suite 616 Pos. Date”) through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 616 (“Suite 616”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 602 and Suite 616. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 616 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 604 and Tenant agrees, that except as set forth in Section FOURTEENTH hereof, to accept possession of the Suite 604 in its “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense.

FOURTH: For a term commencing as of the date Tenant takes possession of Suite 632 (“Suite 632 Pos. Date”) through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 632 (“Suite 632”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 602, Suite 616 and Suite 632. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 632 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of Suite 632 and Tenant agrees, that except as set forth in Section FOURTEENTH hereof, to accept possession of Suite 632 in its “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense.

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FIFTH: For a term commencing as of April 1, 2014 through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 652 (“Suite 652”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 602, Suite 616, Suite 632 and Suite 652. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 652 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 652 and Tenant agrees, that except as set forth in Section FOURTEENTH hereof, to accept possession of Suite 652 in its “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. If Landlord is unable to deliver possession of Suite 652 to Tenant on April 1, 2014 due to the holding-over or failure to surrender possession by any tenant, subtenant or occupant, construction or work in the Building or Suite 652, then Landlord shall not, in any such event, be subject to any liability for failure to give possession of Suite 652 on said date and the validity of this Agreement and the Lease shall not be impaired under such circumstances, but the annual base rent and additional rent payable for Suite 652 shall abate until Landlord delivers to Tenant possession of Suite 652 in the condition required herein.

SIXTH: (A) For a term commencing as of February 1, 2014 through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 659 (“Suite 659”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 602, Suite 616, Suite 632, Suite 652 and 659. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 659 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 659 and Tenant agrees, that except as set forth in Section FOURTEENTH hereof, to accept possession of Suite 659 in its “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. If Landlord is unable to deliver possession of Suite 659 to Tenant on February 1, 2014 due to the holding-over or failure to surrender possession by any tenant, subtenant or occupant, construction or work in the Building or Suite 659, then Landlord shall not, in any such event, be subject to any liability for failure to give possession of Suite 659 on said date and the validity of this Agreement and the Lease shall not be impaired under such circumstances, but the annual base rent and additional rent payable for Suite 659 shall abate until Landlord delivers to Tenant possession of Suite 659 in the condition required herein.

(B) For a term commencing as of January 15, 2014 through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 660 (“Suite 660”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively the Existing Premises, Suite 602, Suite 616, Suite 632, Suite 652, Suite 659 and Suite 660. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to Suite 660 and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Suite 660 and Tenant agrees, that except as set forth in Section FOURTEENTH hereof, to accept possession of Suite 660 in its “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense. If Landlord is unable to deliver possession of Suite 660 to Tenant on January 15, 2014 due to the holding-over or failure to surrender possession by any tenant, subtenant or occupant, construction or work in the Building or Suite 660, then Landlord shall not, in any such event, be subject to any liability for failure to give possession of Suite 660 on said date and the validity of this Agreement and the Lease shall not be impaired under such circumstances, but the annual base rent and additional rent payable for Suite 660 shall abate until Landlord delivers to Tenant possession of Suite 660 in the condition required herein.

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(C) For a term commencing as of January 1, 2014 through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, Suite 653 (“Suite 653”) in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively, the Existing Premises, Suite 602, Suite 616, Suite 632, Suite 652, Suite 653, Suite 659 and Suite 660. Landlord and Tenant acknowledge and agree that Tenant is presently in possession of Suite 653 pursuant to the Suite 653 License Agreement. Accordingly, Tenant agrees to accept possession of Suite 653 in its ‘AS IS/WHERE IS” condition with no work to be performed by Landlord whatsoever. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s sole cost and expense.

SEVENTH: (A) As of the respective dates set forth below, Tenant shall pay Tenant’s Percentage of Real Estate Taxes for the Tenth Amendment Added Spaces. “Tenant’s Percentage” and applicable Base Year shall be amended to include the following percentages:

Suite 602 Pos. Date to 7/31/16 (Suite 602):	0.206% (Base Year: 7/14-6/15)
Suite 616 Pos. Date to 7/31/16 (Suite 616):	0.264% (Base Year: 7/14-6/15)
Suite 632 Pos. Date to 7/31/16 (Suite 632):	0.223% (Base Year: 7/14-6/15)
4/1/14 to 7/31/16 (Suite 652):	0.759% (Base Year: 7/14-6/15)
1/1/14 to 7/31/16 (Suite 653):	0.296% (Base Year: 7/12-6/13)
2/1/14 to 7/31/16 (Suite 659):	0.264% (Base Year: 7/14-6/15)
1/15/14 to 7/31/16 (Suite 660):	0.360% (Base Year: 7/14-6/15)

(B) Tenant agrees to pay Landlord Tenant’s Percentage of the total amount of any business or building improvement district charges (“BID Charges”) assessed on the Real Property in each year (or portion thereof) during the term of the Lease within ten (10) days after demand is made therefore as additional rent.

EIGHTH: As of the respective dates set forth below, the annual base rent payable under Article 2 of the Lease shall be amended to include the following annual base rent for the Tenth Amendment Added Spaces:

Suite 602:
Suite 602 Pos. Date to 11/14/14:	$22,935.00 p/yr — $1,911.00 p/mo
11/15/14 to 11/14/15:	$23,623.00 p/yr — $1,969.00 p/mo
11/15/15 to 7/31/16:	$24,332.00 p/yr — $2,028.00 p/mo

Suite 616:
Suite 616 Pos. Date to 11/14/14:	$29,304.00 p/yr — $2,442.00 p/mo
11/15/14 to 11/14/15:	$30,183.00 p/yr — $2,515.00 p/mo
11/15/15 to 7/31/16:	$31,089.00 p/yr — $2,591.00 p/mo

Suite 632:
Suite 632 Pos. Date to 11/14/14:	$12,750.00 p/yr — $1,063.00 p/mo
11/15/14 to 11/14/15:	$13,133.00 p/yr — $1,095.00 p/mo
11/15/15 to 7/31/16:	$13,526.00 p/yr — $1,127.00 p/mo

Suite 652:
4/1/14 to 3/31/15:	$84,414.00 p/yr — $7,035.00 p/mo
4/1/15 to 3/31/16:	$86,946.00 p/yr — $7,246.00 p/mo
4/1/16 to 7/31/16:	$89,555.00 p/yr — $7,463.00 p/mo

Suite 653:
1/1/14 to 12/31/14:	$32,967.00 p/yr — $2,747.25 p/mo
1/1/15 to 12/31/15:	$33,956.00 p/yr — $2,829.67 p/mo
1/1/16 to 7/31/16:	$34,914.69 p/yr — $2,914.56 p/mo

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Suite 659:
2/1/14 to 1/31/15:	$15,096.00 p/yr — $1,256.00 p/mo
2/1/15 to 1/31/16:	$15,549.00 p/yr — $1,296.00 p/mo
2/1/16 to 7/31/16:	$16,015.00 p/yr — $1,335.00 p/mo

Suite 660:
1/15/14 to 1/14/15:	$20,621.00 p/yr — $1,178.00 p/mo
1/15/15 to 1/14/16:	$21,240.00 p/yr — $1,770.00 p/mo
1/15/16 to 7/31/16:	$21,877.00 p/yr — $1,823.00 p/mo

NINTH: As of the respective dates set forth below, Tenant shall pay the following additional amounts for monthly trash removal for ordinary trash for the Tenth Amendment Added Spaces:

Suite 602 Pos. Date to 7/31/16 (Suites 602):	$11.58 per month
Suite 616 Pos. Date to 7/31/16 (Suite 616):	$14.80 per month
Suite 632 Pos. Date to 7/31/16 (Suite 632):	$12.50 per month
4/1/14 to 7/31/16 (Suite 652):	$42.63 per month
1/1/14 to 7/31/16 (Suite 653:	$16.65 per month
2/1/14 to 7/31/16 (Suite 659):	$14.80 per month
1/15/14 to 7/31/16 (Suite 660):	$20.22 per month

TENTH: Except with respect to Suite 653, as of the respective dates that Tenant takes possession of the Tenth Amendment Added Spaces and during the Term, Tenant shall, at its own cost and expense, operate, maintain and repair the air-conditioning equipment in the Tenth Amendment Added Spaces (each referred to as “AC System”; collectively referred to as the “Tenth Amendment Added Spaces AC Systems”) now or hereafter located in or servicing the Tenth Amendment Added Spaces. Landlord shall replace, at its sole cost, any Tenth Amendment Added Spaces AC Systems if necessary and required during the Term. The electricity consumed by the Tenth Amendment Added Spaces AC Systems shall be paid for by Tenant as set forth in the applicable provisions of the Lease. Installation of any additional air-conditioning equipment is considered an alteration and as such shall be subject to the provisions of the Lease applicable to Alterations. If any permit or license is required for the operation of the Tenth Amendment Added Spaces AC Systems, Tenant shall, at Tenant’s expense, obtain and maintain any such permit or license unless Landlord elects to obtain the same on Tenant’s behalf and at Tenant’s expense.

ELEVENTH: Tenant shall continue to pay all items of additional rent and any escalation payments provided in the Lease for the Existing Premises and Tenth Amendment Added Spaces.

TWELFTH: Article 3 of the Lease is hereby amended so that the Security Deposit required under the Lease shall be $537,562.24. Landlord is currently holding $487,861.24 as security, accordingly, Tenant shall deposit with Landlord, concurrently with execution of this Agreement, by check made payable to 55 WASHINGTON STREET LLC, the amount of $49,701.00, which shall be held by Landlord as part of the security required under the Lease.

THIRTEENTH: Tenant’s Option to Renew, as set forth in Section 49 of the Lease, if properly exercised in accordance with the terms therein, shall be deemed to include the Tenth Amendment Added Spaces and the annual base rent payable during the renewal period for the Tenth Amendment Added Spaces shall be as follows:

The greater of (a) the Fair Market Rent (as defined in Article 49 of the Lease) or (b) Suite 602: $25,061.96 per year for the first renewal year; $25,813.82 per year for the second renewal year; $26,558.23 per year for the third renewal year; $27,385.88 per year for the fourth renewal year; and $28,207.46 per year for the fifth renewal year; Suite 616: $32,021.67 per year for the first renewal year; $32,982.32 per year for the second renewal year; $33,971.79 per year for the third renewal year; $34,990.94 per year for the fourth renewal year; and $36,040.67 per year for the fifth renewal year; Suite 632: $13,931.78 per year for the first renewal year; $14,349.73 per year for the second renewal year; $14,780.23 per year for the third renewal year; $15,223.63 per year for the fourth renewal year; and $15,680.34 per year for the fifth renewal year; Suite 652: $92,241.65 per year for the first renewal year; $95,008.90 per year for the second renewal year;

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$97,859.17 per year for the third renewal year; $100,794.94 per year for the fourth renewal year; and $103,818.79 per year for the fifth renewal year; Suite 653: $36,023.93 per year for the first renewal year; $37,104.65 per year for the second renewal year; $38,217.79 for the third renewal year; $39,364.32 per year for the fourth renewal year and $40,545.25 per year for the fifth renewal year; Suite 659: $16,495.45 per year for the first renewal year; $16,990.31 per year for the second renewal year; $17,500.02 per year for the third renewal year; $18,025.02 per year for the fourth renewal year; and $18,565.77 per year for the fifth renewal year; Suite 660: $22,533.31 per year for the first renewal year; $23,209.31 per year for the second renewal year; $23,905.59 per year for the third renewal year; $24,622.76 per year for the fourth renewal year; and $25,361.44 per year for the fifth renewal year.

FOURTEENTH: Notwithstanding anything to the contrary herein contained, Landlord represents that as of the respective commencement dates for the Tenth Amendment Added Spaces, the Building systems servicing the Tenth Amendment Added Spaces, including, but not limited to, electrical, mechanical, AC systems and plumbing systems shall be in working order and, if necessary, Landlord shall deliver an ACP-5 certificate within thirty (30) days following written request therefore.

FIFTEENTH: Tenant shall have the right, without Landlord’s prior written consent, to perform the following alterations, at Tenant’s cost and expense, in connection with its occupancy of the Tenth Amendment Added Spaces (“Tenth Amendment Alterations”): (a) demolition work to join the Tenth Amendment Added Spaces or any part thereof with contiguous space currently leased and occupied by Tenant; (b) repair and paint interior walls and ceilings; (c) re-glaze and refinish the Tenth Amendment Added Space floors; and (d) remove window treatments, electrical wiring or fixtures and relocate electrical outlets and conduits required in connection with the demolition work set forth herein. The Tenth Amendment Alterations shall be performed in accordance with and subject to all of the terms and conditions set forth in the Lease, including, but not limited to, Article 10 thereof.

SIXTEENTH: Notwithstanding anything in this Agreement to the contrary, in lieu of Landlord performing any work in Suite 602, 616 and 652, Tenant shall receive a rent credit (“Rent Credit”) in aggregate amount of $3,000.00. Such Rent Credit shall be applied against annual base rent payable under this Agreement for the month of January, 2014. Except with respect to Suite 653, Landlord will deliver possession of the Tenth Amendment Added Spaces vacant and in broom clean condition, with existing cabling, wiring, carpeting and window treatments removed.

SEVENTEENTH: Notwithstanding anything in the Lease to the contrary, provided the Lease is in full force and effect without any breach or default thereunder on the part of Tenant beyond applicable notice and cure period, Tenant may, without Landlord’s prior written consent, grant a license to Harbor Engraving, Inc. for Suite 560 upon and subject to all of the terms, provisions, covenants and conditions under the Lease.

EIGHTEENTH: Tenant warrants and represents to Landlord that, other than CBRE, INC. it has not dealt with any real estate broker, agent or finder in connection with the leasing of the Tenth Amendment Added Spaces and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any other broker, agent or finder with respect to this Agreement or the negotiation of the terms hereof due to the dealings of Tenant with the claimant. Landlord shall pay CBRE, INC. a commission pursuant to a separate agreement between Landlord and CBRE, INC.

NINTEENTH: Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions shall remain in full force and effect and are hereby in all respects ratified and confirmed and shall be binding upon the parties hereto and their respective successors and assigns.

TWENTIETH: This Agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart, each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same agreement.

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TWENTY-FIRST: The persons executing this Agreement on behalf of Landlord and Tenant represent and warrant that they do so with full authority to bind the parties hereto to the terms, conditions and provisions hereinabove set forth.

[Balance of Page Intentionally Left Blank]

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date and year written above.

55 WASHINGTON STREET, LLC

By:

David Walentas

ETSY, INC.

By:

Name:	Kristina Salen
Title:	CFO

State of New York
} SS:
County of Kings

On the 15th day of January in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared David Walentas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SUSAN YUNG
Notary Public, State of New York
No. 02YU6282549
Qualified in Queens County
State of New York		My Commission Expires: 5/28/17
} SS:
County of Kings

On the 9th day of December in the year 2013 before me, the undersigned, a Notary Public in and for said State, personally appeared Kristina Salen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose names is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signatures on the instrument, the individuals or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SARAH M. FEINGOLD Notary Public, State of New York No. 02FE6153435 Qualified in Kings County Commission Expires October 02, 2014

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Exhibit A

9

EXHIBIT A-1

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 6TH FLOOR

EXHIBIT A-2

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 6TH FLOOR

EXHIBIT A-3

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 6TH FLOOR

Exhibit “A-4”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 6TH FLOOR

EXHIBIT A-5

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 6TH FLOOR

EXHIBIT A-6

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 6TH FLOOR

EXHIBIT A-7

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 WASHINGTON STREET, 6TH FLOOR

ELEVENTH AMENDMENT TO LEASE

THIS ELEVENTH AMENDMENT TO LEASE (the “Agreement”), made as of April 7, 2014, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office at c/o Two Trees Management Co., Inc., 45 Main Street, Suite 602, Brooklyn, New York 11201, (the “Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an office at 55 Washington Street, Suite 512, Brooklyn, New York 11201 (the “Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Lease”) covering certain premises known as Suite 512, as more particularly described in the Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of December 1, 2009 (the “First Amendment”), whereby Article 48 of the Lease was amended; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”), whereby Tenant temporarily leased Suite 500; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”), whereby Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”), whereby Tenant leased certain additional premises known as Suite 501 in the Building and extended the Term for Suite 500 through July 31, 2016; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of October 1, 2010 (the “Fifth Amendment”), whereby an additional Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2011 (the “Sixth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 502, Suite 504, Suite 561, Suite 562 and Suite 563, the Bathrooms and the Hallway located on the fifth (5th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Seventh Amendment dated as of September, 2011 (the “Seventh Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, suite 420, suite 451 and Suite 606, and certain hallway premises located on the fourth (4th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Eighth Amendment dated January 1, 2013 (the “Eighth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622 and 710; and

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WHEREAS, Landlord and Tenant entered into that certain License Agreement dated January 1, 2013 (the “License Agreement”) for Suites 653 and 740 in the Building, which license expires by its terms in December 31, 2013; and

WHEREAS, Landlord and Tenant entered into that certain Ninth Amendment dated March 21, 2013 (the “Ninth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 604, 608, 610, 633 and 661 in the Building;

WHEREAS, Landlord and Tenant entered into that certain Tenth Amendment executed by Tenant on December 9, 2013 (the “Tenth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 602, 616, 632, 652, 653, 659 and 660 (the Lease, as amended by the First Amendment, Second Amendment, Third Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eight Amendment, Ninth Amendment and Tenth Amendment are hereinafter, collectively, referred to as the “Lease” and Suites 512, 500, 501, 712, 502, 504, 561, 562, 563, 415, 416, 417, 418, 420, 451, 606, 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622, 710, 604, 608, 610, 633, 661 602, 616, 632, 652, 653, 659 and 660 are, hereinafter, collectively referred to as, the “Existing Premises”); and

WHEREAS, the parties now desire to further amend the Lease to provide for the inclusion therein of certain additional premises known as Suites 453, 471, 702 and 703 in the Building, as shown on the attached Exhibits as Exhibit A-1, A-2, A-3 (collectively, the “Eleventh Amendment Added Spaces”), for the same Use set forth in the Lease, upon such terms, provisions and conditions as are more particularly hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Unless the context otherwise clearly indicates a contrary intent or unless specifically provided herein, each term used in this Agreement which is defined in the Lease shall be deemed to have the meaning ascribed to such term in the Lease.

SECOND: For a term commencing as of the date Tenant takes possession of the Eleventh Amendment Added Spaces (“11th Amend Com Date” or “CD”) through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, the Eleventh Amendment Added Spaces in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively, the Existing Premises and the Eleventh Amendment Added Spaces. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the Eleventh Amendment Added Spaces and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Eleventh Amendment Added Spaces

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and Tenant agrees, that except as set forth in Sections ELEVENTH and TWELFTH hereof, to accept possession of the Eleventh Amendment Added Spaces in their “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense.

THIRD: Notwithstanding anything in the License Agreement to the contrary, Tenant shall be permitted to operate and occupy Suite 740, upon the same terms and conditions as set forth in the License Agreement, on a month-to-month basis until the later to occur of: (i) the date Tenant takes possession of and commences its business operation in Suites 702 and 703 or (ii) 30 days following the date of either Tenant’s or Landlord’s notice terminating such month-to-tenancy.

FOURTH: (A) As of the respective dates set forth below, Tenant shall pay Tenant’s Percentage of Real Estate Taxes for the Eleventh Amendment Added Spaces. “Tenant’s Percentage” and applicable Base Year shall be amended to include the following percentages:

CD to 7/31/16 (Suite 453):	1.0% (Base Year: 7/14-6/15)
CD to 7/31/16 (Suite 471):	0.1% (Base Year: 7/14-6/15)
CD to 7/31/16 (Suite 702):	1.0% (Base Year: 7/14-6/15)
CD to 7/31/16 (Suite 703):	0.3% (Base Year: 7/14-6/15)

(B) Tenant agrees to pay Landlord Tenant’s Percentage of the total amount of any business or building improvement district charges (“BID Charges”) assessed on the Real Property in each year (or portion thereof) during the term of the Lease within ten (10) days after demand is made therefore as additional rent.

FIFTH: As of the respective dates set forth below, the annual base rent payable under Article 2 of the Lease shall be amended to include the following annual base rent for Suite 740 and the Eleventh Amendment Added Spaces:

Suite 453:
CD to 2/28/15:	$113,900.00 p/yr — $9,491.70 p/mo
3/1/15 to 2/28/16:	$117,317.00 p/yr — $9,776.40 p/mo
3/1/16 to 7/31/16:	$120,836.50 p/yr — $10,069.70 p/mo

Suite 471:
CD to 2/28/15:	$7,157.00 p/yr — $596.40 p/mo
3/1/15 to 2/28/16:	$7,371.70 p/yr — $614.30 p/mo
3/1/16 to 7/31/16:	$7,592.90 p/yr — $632.70 p/mo

Suite 702:
CD to 2/28/15:	$116,620.00 p/yr — $9,718.30 p/mo
3/1/15 to 2/28/16:	$120,118.60 p/yr — $10,009.90 p/mo
3/1/16 to 7/31/16:	$123,722.20 p/yr — $10,310.20 p/mo

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Suite 703:
CD to 2/28/15:	$37,400.00 p/yr — $3,116.70 p/mo
3/1/15 to 2/28/16:	$38,522.00 p/yr — $3,210.20 p/mo
3/1/16 to 7/31/16:	$39,677.70 p/yr — $3,306.50 p/mo
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SIXTH: As of the respective dates set forth below, Tenant shall pay the following additional amounts for monthly trash removal for ordinary trash for the Eleventh Amendment Added Spaces:

CD to 7/31/16 (Suites 453):	$55.80 per month
CD to 7/31/16 (Suite 471):	$7.00 per month
CD to 7/31/16 (Suite 702):	$57.20 per month
CD to 7/31/16 (Suite 703):	$18.30 per month

SEVENTH: As of the respective dates that Tenant takes possession of the Eleventh Amendment Added Spaces and during the Term, Tenant shall, at its own cost and expense, operate, maintain and repair the air-conditioning equipment in the Eleventh Amendment Added Spaces (each referred to as “AC System”; collectively referred to as the “Eleventh Amendment Added Spaces AC Systems”) now or hereafter located in or servicing the Eleventh Amendment Added Spaces. Landlord shall replace, at its sole cost, any Eleventh Amendment Added Spaces AC Systems if necessary and required during the Term. The electricity consumed by the Eleventh Amendment Added Spaces AC Systems shall be paid for by Tenant as set forth in the applicable provisions of the Lease. Installation of any additional air-conditioning equipment is considered an alteration and as such shall be subject to the provisions of the Lease applicable to Alterations.

EIGHTH: Tenant shall continue to pay all items of additional rent and any escalation payments provided in the Lease for the Existing Premises and Eleventh Amendment Added Spaces.

NINTH: Article 3 of the Lease is hereby amended so that the Security Deposit required under the Lease shall be $594,233.30. Landlord is currently holding $537,562.24 as security. Tenant shall deposit with Landlord, concurrently with execution of this Agreement, by check made payable to 55 WASHINGTON STREET LLC, the amount of $56,671.06, which shall be held by Landlord as part of the security required under the Lease.

TENTH: Tenant’s Option to Renew, as set forth in Section 49 of the Lease, if properly exercised in accordance with the terms therein, shall be deemed to include the Eleventh Amendment Added Spaces and the annual base rent payable during the renewal period for the Eleventh Amendment Added Spaces shall be as follows:

The greater of (a) the Fair Market Rent (as defined in Article 49 of the Lease) or (b) Suite 740: $46,552.40 per year for the first renewal year; $47,949.00 per year for the second renewal year; $49,387.40 per year for the third renewal year; $50,869.10 per year for the fourth renewal year; and $52,395.10 per year for the fifth renewal year; Suite 453: $124,461.60 per year for the first renewal year; $128,195.50 per year for the second renewal year; $132,041.30 per year for the

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third renewal year; $136,002.60 per year for the fourth renewal year; and $140,082.60 per year for the fifth renewal year; Suite 471: $7,820.60 per year for the first renewal year; $8,055.30 per year for the second renewal year; $8,296.90 per year for the third renewal year; $8,545.80 per year for the fourth renewal year; and $8,802.20 per year for the fifth renewal year; Suite 702: $127,433.80 per year for the first renewal year; $131,256.80 per year for the second renewal year; $135,194.50 per year for the third renewal year; $139,250.40 per year for the fourth renewal year; and $143,427.90 per year for the fifth renewal year; Suite 703: $40,868.00 per year for the first renewal year; $42,094.00 per year for the second renewal year; $43,356.90 for the third renewal year; $44,657.60 per year for the fourth renewal year and $45,997.30 per year for the fifth renewal year;.

ELEVENTH: Notwithstanding anything to the contrary herein contained, Landlord represents that as of the respective commencement dates for the Eleventh Amendment Added Spaces, the Building systems servicing the Eleventh Amendment Added Spaces, including, but not limited to, electrical, mechanical, Eleventh Amendment Added Spaces AC Systems (if any) and plumbing systems shall be in working order and, if necessary, Landlord shall deliver an ACP- 5 certificate within thirty (30) days following written request therefore.

TWELFTH: Tenant shall have the right, without Landlord’s prior written consent, to perform the following alterations, at Tenant’s cost and expense, in connection with its occupancy of the Eleventh Amendment Added Spaces (“Eleventh Amendment Alterations”): (a) demolition work to join the Eleventh Amendment Added Spaces or any part thereof with contiguous space currently leased and occupied by Tenant; (b) repair and paint interior walls and ceilings; (c) re-glaze and refinish the Eleventh Amendment Added Space floors; and (d) remove window treatments, electrical wiring or fixtures and relocate electrical outlets and conduits required in connection with the demolition work set forth herein. The Eleventh Amendment Alterations shall be performed in accordance with and subject to all of the terms and conditions set forth in the Lease, including, but not limited to, Article 10 thereof.

THIRTEENTH: Notwithstanding anything in this Agreement to the contrary, in lieu of Landlord performing any work in Suite 453, 702 and 703, Tenant shall receive a rent credit (“Rent Credit”) in aggregate amount of $3,000.00. Such Rent Credit shall be applied against annual base rent payable under this Agreement for the month of January, 2014. Landlord will deliver possession of the Eleventh Amendment Added Spaces vacant and in broom clean condition, with any existing cabling, wiring, carpeting and window treatments removed and shall remove the dishwasher currently in Suite 453.

FOURTEENTH: Tenant warrants and represents to Landlord that, other than CBRE, INC. it has not dealt with any real estate broker, agent or finder in connection with the leasing of the Eleventh Amendment Added Spaces and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any other broker, agent or finder with respect to this Agreement or the negotiation of the terms hereof due to the dealings of Tenant with the claimant. Landlord shall pay CBRE, INC. a commission pursuant to a separate agreement between Landlord and CBRE, INC.

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FIFTHTEENTH: Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions shall remain in full force and effect and are hereby in all respects ratified and confirmed and shall be binding upon the parties hereto and their respective successors and assigns.

SIXTEENTH: This Agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart, each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same agreement.

SEVENTEENTH: The persons executing this Agreement on behalf of Landlord and Tenant represent and warrant that they do so with full authority to bind the parties hereto to the terms, conditions and provisions hereinabove set forth.

[Balance of Page Intentionally Left Blank]

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date and year written above.

55 WASHINGTON STREET, LLC

By:

David Walentas

ETSY, INC.

By:

Name:	Kristina Salen
Title:	CFO

State of New York
} SS:
County of

On the 7th day of April in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared Kristina Salen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York
} SS:
County of Kings

On the 11th day of April in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared David Walentas personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose names is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signatures on the instrument, the individuals or the person upon behalf of which the individual acted, executed the instrument.

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Notary Public

SUSAN YUNG Notary Public, State of New York No. 02YU6282549 Qualified in Queens County My Commission Expires: 5/28/17

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Exhibit A

9

Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 4th Floor

Exhibit “A”

Diagram of the Licensed Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 4th Floor

Exhibit “A”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 7th Floor

TWELFTH AMENDMENT TO LEASE

THIS TWELFTH AMENDMENT TO LEASE (the “Agreement”), made as of the August 1, 2014, by and between 55 WASHINGTON STREET LLC, a limited liability company, having an office at c/o Two Trees Management Co., Inc., 45 Main Street, Suite 602, Brooklyn, New York 11201, (the “Landlord”), and ETSY INC., a Delaware corporation, qualified to do business in the State of New York, having an office at 55 Washington Street, Suite 512, Brooklyn, New York 11201 (the “Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant entered into that certain lease dated as of April 14, 2009 (the “Lease”) covering certain premises known as Suite 512, as more particularly described in the Lease and located on the fifth (5th) floor in the building (the “Building”) known as 55 Washington Street, Brooklyn, New York; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of December 1, 2009 (the “First Amendment”), whereby Article 48 of the Lease was amended; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2010 (the “Second Amendment”), whereby Tenant temporarily leased Suite 500; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of April 1, 2010 (the “Third Amendment”), whereby Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of July 15, 2010 (the “Fourth Amendment”), whereby Tenant leased certain additional premises known as Suite 501 in the Building and extended the Term for Suite 500 through July 31, 2016; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of October 1, 2010 (the “Fifth Amendment”), whereby an additional Article 53 was added to the Lease; and

WHEREAS, Landlord and Tenant entered into that certain lease amendment dated as of March 1, 2011 (the “Sixth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 502, Suite 504, Suite 561, Suite 562 and Suite 563, the Bathrooms and the Hallway located on the fifth (5th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Seventh Amendment dated as of September, 2011 (the “Seventh Amendment”), whereby Tenant leased certain additional premises in the Building known as Suite 415, Suite 416, Suite 417, Suite 418, Suite 419, suite 420, suite 451 and Suite 606, and certain hallway premises located on the fourth (4th) floor of the Building; and

WHEREAS, Landlord and Tenant entered into that certain Eighth Amendment dated January 1, 2013 (the “Eighth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622 and 710; and

WHEREAS, Landlord and Tenant entered into that certain License Agreement dated January 1, 2013 (the “License Agreement”) for Suites 653 and 740 in the Building, which license expired by its terms in December 31, 2013, however, Suite 740 has been extended on a month to month basis until the later to occur of; (i) the date Tenant takes possession of and commences its business operation in Suites 702 and 703 or (ii) 30 days following the date of either Tenant’s or Landlord’s notice terminating such month-to-tenancy; and

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WHEREAS, Landlord and Tenant entered into that certain Ninth Amendment dated March 21, 2013 (the “Ninth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 604, 608, 610, 633 and 661 in the Building;

WHEREAS, Landlord and Tenant entered into that certain Tenth Amendment executed by Tenant on December 9, 2013 (the “Tenth Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 602, 616, 632, 652, 653, 659 and 660; and

WHEREAS, Landlord and Tenant entered into that certain Eleventh Amendment dated as of April 7, 2014 (the “Eleventh Amendment”), whereby Tenant leased certain additional premises in the Building known as Suites 453, 471, 702 and 703 (the Lease, as amended by the First Amendment, Second Amendment, Third Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eight Amendment, Ninth Amendment, Tenth Amendment and Eleventh Amendment are, hereinafter, collectively, referred to as the “Lease” and Suites 512, 500, 501, 712, 502, 504, 561, 562, 563, 415, 416, 417, 418, 420, 451, 606, 424, 452, 453A, 558, 559, 560, 612, 614, 620, 622, 710, 604, 608, 610, 633, 661 602, 616, 632, 652, 653, 659, 660, 453, 471, 702 and 703 are, hereinafter, collectively referred to as, the “Existing Premises”); and

WHEREAS, the parties now desire to further amend the Lease to provide for the inclusion therein of certain additional premises known as Suites 400, 459A, 459B, 460 and 469 in the Building, as shown on the attached Exhibits as Exhibit A-1, A-2, A-3, A-4 and A-5 (collectively, the “Twelfth Amendment Added Spaces”), for the same Use set forth in the Lease, upon such terms, provisions and conditions as are more particularly hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

FIRST: Unless the context otherwise clearly indicates a contrary intent or unless specifically provided herein, each term used in this Agreement which is defined in the Lease shall be deemed to have the meaning ascribed to such term in the Lease.

SECOND: For a term commencing as of the date Tenant takes possession of the Twelfth Amendment Added Spaces (“12th Amend Com Date” or “CD”) through and including July 31, 2016, unless sooner terminated in accordance with terms set forth herein or in the Lease, there shall be added to and included in the Existing Premises, the Twelfth Amendment Added Spaces in the Building, so that the term “demised premises” as defined in the Lease shall mean collectively, the Existing Premises and the Twelfth Amendment Added Spaces. Except as otherwise expressly set forth herein, Landlord has not made any representations as to the physical condition or any other matter affecting or relating to the Twelfth Amendment Added Spaces and Tenant specifically acknowledges that and agrees that no such representation has been made. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination and inspection of the Twelfth Amendment Added Spaces and Tenant agrees, that except as set forth in Sections NINTH and ELEVENTH hereof, to accept possession of the Twelfth Amendment Added Spaces in their “AS IS/WHERE IS” condition. Any and all work necessary for Tenant to operate its business in accordance with the terms of the Lease and this Agreement shall be Tenant’s obligation to perform at Tenant’s cost and expense.

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THIRD: (A) As of the respective dates set forth below, Tenant shall pay Tenant’s Percentage of Real Estate Taxes for the Twelfth Amendment Added Spaces. “Tenant’s Percentage” and applicable Base Year shall be amended to include the following percentages:

9/15/14 to 7/31/16 (Suite 400):	3.03% (Base Year: 7/14-6/15)
7/1/14 to 7/31/16 (Suite 459A):	0.23% (Base Year: 7/14-6/15)
8/15/14 to 7/31/16 (Suite 459B):	0.23% (Base Year: 7/14-6/15)
8/15/14 to 7/31/16 (Suite 460):	0.34% (Base Year: 7/14-6/15)
8/15/14 to 7/31/16 (Suite 469):	0.12% (Base Year: 7/14-6/15)

(B) Tenant agrees to pay Landlord Tenant’s Percentage of the total amount of any business or building improvement district charges (“BID Charges”) assessed on the Real Property in each year (or portion thereof) during the term of the Lease within ten (10) days after demand is made therefore as additional rent.

FOURTH: As of the respective dates set forth below, the annual base rent payable under Article 2 of the Lease shall be amended to include the following annual base rent for the Twelfth Amendment Added Spaces:

Suite 400:
9/15/14 to 9/30/15:	$459,000.00 p/yr — $38,250.00 p/mo
10/1/15 to 7/31/16:	$472,770.00 p/yr — $39,397.50 p/mo

Suite 459A:
7/1/14 to 8/30/15:	$33,755.00 p/yr — $2,812.92 p/mo
9/1/15 to 7/31/16:	$34,767.65 p/yr — $2,897.30 p/mo

Suite 459B:
8/15/14 to 8/30/15:	$33,454.00 p/yr — $2,787.83 p/mo
9/1/15 to 7/31/16:	$34,457.62 p/yr — $2,871.47 p/mo

Suite 460:
8/15/14 to 8/30/15:	$49,751.00 p/yr — $4,145.92 p/mo
9/1/15 to 7/31/16:	$51,243.53 p/yr — $4,270.29 p/mo

Suite 469:
8/15/14 to 8/30/15:	$7,999.00 p/yr — $666.58 p/mo
9/1/15 to 7/31/16:	$8,238.97 p/yr — $686.58 p/mo

FIFTH: As of the respective dates set forth below, Tenant shall pay the following additional amounts for monthly trash removal for ordinary trash for the Twelfth Amendment Added Spaces:

9/15/14 to 7/31/16 (Suites 400):	$170.00 per month
7/1/14 to 7/31/16 (Suite 459A):	$13.08 per month
8/15/14 to 7/31/16 (Suite 459B):	$12.97 per month
8/15/14 to 7/31/16 (Suite 460):	$19.28 per month
8/15/14 to 7/31/16 (Suite 469):	$7.02 per month

SIXTH: As of the respective dates that Tenant takes possession of the Twelfth Amendment Added Spaces and during the Term, Tenant shall, at its own cost and expense, operate, maintain and repair the air-conditioning equipment in the Twelfth Amendment Added Spaces (each referred to as “AC System”; collectively referred to as the “Twelfth Amendment Added Spaces AC Systems”) now or hereafter located in or servicing the Twelfth Amendment Added Spaces. Landlord shall replace, at its sole

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cost, any Twelfth Amendment Added Spaces AC Systems if necessary and required during the Term. The electricity consumed by the Twelfth Amendment Added Spaces AC Systems shall be paid for by Tenant as set forth in the applicable provisions of the Lease. Installation of any additional air- conditioning equipment is considered an alteration and as such shall be subject to the provisions of the Lease applicable to Alterations.

SEVENTH: Tenant shall continue to pay all items of additional rent and any escalation payments provided in the Lease for the Existing Premises and Twelfth Amendment Added Spaces.

EIGHTH: Article 3 of the Lease is hereby amended so that the Security Deposit required under the Lease shall be $644,356.44. Landlord is currently holding $594,233.30 as security. Tenant shall deposit with Landlord, concurrently with execution of this Agreement, by check made payable to 55 WASHINGTON STREET LLC, the amount of $50,123.14, which shall be held by Landlord as part of the security required under the Lease.

NINTH: Notwithstanding anything to the contrary herein contained, Landlord represents that as of the respective commencement dates for the Twelfth Amendment Added Spaces, the Building systems servicing the Twelfth Amendment Added Spaces, including, but not limited to, electrical, mechanical, Twelfth Amendment Added Spaces AC Systems (if any) and plumbing systems shall be in working order and, if necessary, Landlord shall deliver an ACP-5 certificate within thirty (30) days following written request therefore.

TENTH: Tenant shall have the right, without Landlord’s prior written consent, to perform the following alterations, at Tenant’s cost and expense, in connection with its occupancy of the Twelfth Amendment Added Spaces (“Twelfth Amendment Alterations”): (a) demolition work to join the Twelfth Amendment Added Spaces or any part thereof with contiguous space currently leased and occupied by Tenant; (b) repair and paint interior walls and ceilings; (c) re-glaze and refinish the Twelfth Amendment Added Space floors; and (d) remove window treatments, electrical wiring or fixtures and relocate electrical outlets and conduits required in connection with the demolition work set forth herein. The Twelfth Amendment Alterations shall be performed in accordance with and subject to all of the terms and conditions set forth in the Lease, including, but not limited to, Article 10 thereof.

ELEVENTH: Notwithstanding anything in this Agreement to the contrary, (A) in lieu of Landlord performing any work in Suites 459A, 459B and 460, Tenant shall receive a rent credit (“Rent Credit”) in aggregate amount of $5,000.00; (B) Landlord shall, at Landlord’s cost and expense, deliver Suite 400 with all interior walls removed and floors finished. Such Rent Credit shall be applied against annual base rent payable under this Agreement for the month of August, 2014. Landlord will deliver possession of the Twelfth Amendment Added Spaces vacant and in broom clean condition.

TWELFTH: Tenant warrants and represents to Landlord that, other than CBRE, INC. it has not dealt with any real estate broker, agent or finder in connection with the leasing of the Twelfth Amendment Added Spaces and the other transactions described in this Agreement and Tenant agrees to indemnify, defend and hold Landlord harmless on demand from and against any and all costs, expenses or liability (including reasonable attorneys’ fees) for any compensation, commissions, fees and charges claimed by any other broker, agent or finder with respect to this Agreement or the negotiation of the terms hereof due to the dealings of Tenant with the claimant. Landlord shall pay CBRE, INC. a commission pursuant to a separate agreement between Landlord and CBRE, INC.

THIRTEENTH: Tenant’s execution of this Twelfth Amendment is without prejudice to the exercise of the Option to Renew in accordance with the terms of the Lease and shall include the Twelfth Amendment Added Spaces at a renewal rent of the greater of Fair Market Rental or 103% of the annual

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base rent payable for the last year of the Term for the Twelfth Amendment Added Spaces. Notwithstanding anything herein or in the Lease to the contrary, the parties acknowledge that this Option to Renew is personal to Tenant. Accordingly, if the Lease has been assigned or all or a portion of the Twelfth Amendment Added Spaces have been sublet, then the Option to Renew as applicable to the Twelfth Amendment Added Spaces shall be deemed null and void and neither Tenant nor any assignee or subtenant shall have the right to exercise such Option to Renew for the Twelfth Amendment Added Spaces.

FOURTEENTH: Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions shall remain in full force and effect and are hereby in all respects ratified and confirmed and shall be binding upon the parties hereto and their respective successors and assigns.

FIFTEENTH: The persons executing this Agreement on behalf of Landlord and Tenant represent and warrant that they do so with full authority to bind the parties hereto to the terms, conditions and provisions hereinabove set forth.

[Balance of Page Intentionally Left Blank]

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date and year written above.

55 WASHINGTON STREET, LLC

By:

David Walentas

ETSY, INC.

By:

Name:	Kristina Salen
Title:	CFO

State of New York
}SS:
County of Kings

On the 6th day of August in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared David Walentas, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SUSAN YUNG Notary Public, State of New York No. 02YU6282549 Qualified in Queens County My Commission Expires: 5/28/17

State of New York
}SS:
County of Kings

On the 1st day of August in the year 2014 before me, the undersigned, a Notary Public in and for said State, personally appeared Kristina Salen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose names is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signatures on the instrument, the individuals or the person upon behalf of which the individual acted, executed the instrument.

SARAH M. FEINGOLD Notary Public, State of New York No. 02FE6153435 Qualified in Kings County Commission Expires October 02, 2014

Notary Public

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Exhibit “A-1”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 4th Floor

Exhibit “A-2”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 4th Floor

Exhibit “A-3”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 4th Floor

Exhibit “A-4”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 4th Floor

Exhibit “A-5”

Diagram of the Demised Premises

[Not to scale; all dimensions approximate; subject to actual conditions.]

55 Washington Street, 4th Floor